                              ARTICLES OF AMENDMENT
                        OF THE ARTICLES OF INCORPORATION

                                       of

                             UNION CAMP CORPORATION


               I, W. Craig McClelland, Chairman of the Board and Chief Executive Officer of Union Camp Corporation (the "Corporation"), a corporation organized and existing under the Virginia Stock Corporation Act, in accordance with the provisions of Sections 13.1-604, 13.1-706 and 13.1-639 thereof, do hereby certify:

               1.  That the name of the corporation is Union Camp
Corporation.

               2. That on November 28, 1995, pursuant to Section 13.1-639 of the Virginia Stock Corporation Act and to the authority conferred upon the Board of Directors by the Articles of Incorporation of the said Corporation, the Board of Directors of the Corporation duly adopted the following resolutions (a) deleting the references in the Articles of Incorporation to the Corporation's existing Series A Junior Participating Preferred Stock and (b) creating a new series of 125,000 shares of Preferred Stock designated as a Series A Junior Participating Preferred Stock:

               RESOLVED, that it is hereby declared to be in the best interests of the Corporation that the Articles of Incorporation of the Corporation, as amended and restated to date, be further amended by deleting the existing Part C to Article III of the Articles of Incorporation of the Corporation, in its entirety; and, it is further

               RESOLVED, that it is hereby declared to be in the best interests of the Corporation that the Articles of Incorporation of the Corporation, as amended and restated to date, be further amended to create a new series of Preferred Stock to consist of one hundred twenty-five thousand (125,000) shares and to be designated as Series A Junior Participating Preferred Stock, and to determine the preferences, limitations and relative rights of the Series A Junior Participating Preferred Stock by adding a new Part C to Article III of such Articles of Incorporation to read as follows:


                                     PART C

               Series A Junior Participating Preferred Stock.

               Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating



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Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting such series shall be 125,000.

               Section 2.  Dividends and Distributions.

               (A) The holders of shares of Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available therefor, quarterly dividends payable in cash on the thirteenth day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $200.00 or (b) subject to the provision for adjustment hereinafter set forth, 1000 times the aggregate per share amount of all cash dividends, and 1000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $1.00 per share, of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after February 15, 1996 (the "Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $200.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

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               (C) Dividends shall begin to accrue and be cumulative on
outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

               (D) Dividends in full shall not be declared or paid or set apart for payment on the Series A Preferred Stock for a dividend period terminating on the Quarterly Dividend Payment Date unless dividends in full have been declared or paid or set apart for payment on the Preferred Stock of all series (other than series with respect to which dividends are not cumulative from a date prior to such dividend date) for the respective dividend periods terminating on such dividend date. When the dividends are not paid in full on all series of the Preferred Stock, the shares of all series shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were declared and paid in full.

               Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

               (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were

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        entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               (B) Except as otherwise provided herein, the Articles of Incorporation or by-laws, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one voting group on all matters submitted to a vote of stockholders of the Corporation.

               (C) (i) If at any time dividends an any Series A Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, at any annual meeting of stockholders or special meeting held in lieu thereof or at a special meeting of the holders of the Preferred Stock, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon), voting together as one voting group, irrespective of series, shall have the right to elect two (2) Directors. At any time while the holders of the Preferred Stock voting together as one voting group are entitled to elect two directors as herein provided, they shall not be entitled to participate with the holders of Common Stock in the election of any other directors.

               (ii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Secretary of the Corporation may, and upon the written request of stockholders of record of ten percent (10%) or more of the total number of shares of Preferred Stock outstanding irrespective of series addressed to him at the principal office of the Corporation in the United States, shall, call a special meeting of the holders of Preferred Stock, for the election of the directors to be elected by them to be held within 30 days after such call and at a place and upon the notice provided by law and in the by-laws for the holding of meetings of stockholders; provided, however, that the Secretary shall not be required to call such special meeting in the case of any such request received less than 90 days before the date fixed for any annual meeting of stockholders or

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


        special meeting held in lieu thereof. If any such special meeting required to be called as provided shall not be called by the Secretary within 30 days after the receipt of any such request, then the holders of record of 10% or more of the Preferred Stock outstanding may designate in writing one of their number to call such meeting, and the person so designated may call such meeting to be held at the place and upon the notice above provided and for that purpose shall have access to the stock ledger of the Corporation. No such special meeting and no adjournment thereof shall be held on a date later than 30 days before the annual meeting of the stockholders or special meeting held in lieu thereof next succeeding the time when the holders of the Preferred
        Stock become entitled to elect directors as above provided.

              (iii) If any such special meeting shall be called as above provided, or if the holders of Preferred Stock shall become entitled to elect directors as above provided at any annual meeting of stockholders or special meeting held in lieu thereof, then, by vote of the holders of at least a majority of the shares of the Preferred Stock which are present or represented by proxy at such meeting, the then authorized number of directors of the Corporation shall be increased by two, and at such meeting, and at all subsequent annual meetings of stockholders or special meetings held in lieu thereof until the holders of the Preferred Stock shall be divested of such voting power, the holders of the Preferred Stock shall be entitled to elect the additional directors so provided for, but any directors so elected shall not hold office beyond the next annual meeting of stockholders or special meeting held in lieu thereof next succeeding the meeting at which such directors are elected.

               (iv) In any default period the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two (2) Directors voting together as one voting group, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the voting group of stock which elected the Director whose office shall have become vacant. In the event that there are no such Directors to vote to fill such vacancy, such vacancy shall be filled by such group of stockholders. References in this paragraph (C) to Directors elected by the holders of a particular voting group of stock shall include Directors elected by such Directors to fill

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


        vacancies as provided in clause (y) of the foregoing sentence.

                (v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock voting together as one voting group to elect Directors shall cease, subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in dividends, (y) the term of any Directors elected by the holders of Preferred Stock voting together as one voting group shall terminate, and (z) the number of Directors shall be such number as may be provided for in the Articles of Incorporation or by-laws irrespective of any increase made pursuant to the provisions of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Articles of Incorporation or by-laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

               (D) Except as set forth herein or as otherwise provided in the Articles of Incorporation, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

               Section 4.  Certain Restrictions.

               (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not

                (i) declare or pay or set apart for payment any dividends (other than dividends payable in shares of any class or classes of stock of the Corporation ranking junior to the Series A Preferred Stock) or make any other distributions on, any class of stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock and will not redeem, purchase or otherwise acquire, directly or indirectly, whether voluntarily, for a sinking fund, or otherwise any shares of any class of stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that, notwithstanding the foregoing, the Corporation may at any time redeem, purchase or otherwise acquire shares of stock of any such junior




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


        class in exchange for, or out of the net cash proceeds from, the concurrent sale of other shares of stock of any such junior class;

               (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

              (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock;

               (iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

               (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

               Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

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               Section 6. Liquidation, Dissolution or Winding Up. (A) Upon any
voluntary or involuntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $450 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1000 (as appropriately adjusted as set forth in subparagraph C below to reflect such events as stock splits, stock dividends and recapitalization with respect to the Common Stock) (such number in clause (ii), the "Adjustment Number"). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Preferred Stock and Common Stock, respectively, holders of Series A Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

               (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

               (C) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the

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denominator  of  which is the  number  of  shares  of  Common  Stock  that  were outstanding immediately prior to such event.

               Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date
(i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               Section 8. Redemption. The outstanding shares of Series A Preferred Stock may be redeemed at the option of the Board of Directors as a whole, but not in part, at any time, or from time to time, at a cash price per share equal to (i) the product of the Adjustment Number times the Average Market Value (as such term is hereinafter defined) of the Common Stock, plus (ii) all dividends which on the redemption date have accrued on the shares to be redeemed and have not been paid or declared and a sum sufficient for the payment thereof set apart, without interest; provided, however, that if and whenever any quarterly dividend shall have accrued on the Series A Preferred Stock which has not been paid or declared and a sum sufficient for the payment thereof set apart, the Corporation may not purchase or otherwise acquire any shares of Series A Preferred Stock unless all shares of such stock at the time outstanding are so purchased or otherwise acquired. The "Average Market Value" is the average of the closing sale prices of the Common Stock during the 30 day period immediately preceding the date before the redemption date on the Composite Tape for New York Stock Exchange Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or, if such stock is not listed on any such exchange, the average of the closing bid quotations with

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respect to a share of Common Stock during such 30-day period on the National
Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value of the Common Stock as determined by the Board of Directors in good faith.

               Section 9. Ranking. The Series A Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

               Section 10. Amendment. The Corporation shall not create any other class or classes of stock ranking prior to the Series A Preferred Stock either as to dividends or liquidation, or increase the authorized number of shares of any such other class of stock, or amend, alter, or repeal any of the provisions of the Articles of Incorporation or the resolution or resolutions adopted by the Board of Directors authorizing the Series A Preferred Stock so as to adversely affect the preferences, rights or powers of the Series A Preferred Stock without the affirmative vote of the holders of more than two-thirds of the outstanding shares of the Series A Preferred Stock, voting separately as one voting group.

               Section 11. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

               3. That this amendment to the Articles of Incorporation of the Corporation as amended and supplemented was adopted on November 28, 1995 and, as permitted by Section 13.1- 606 of the Virginia Stock Corporation Act, shall become effective at 5:00 p.m., New York City time, on February 26, 1996.

               4. That this amendment to the Articles of Incorporation of the Corporation as amended and supplemented was duly adopted by the Board of Directors of the Corporation.


               IN WITNESS WHEREOF, I have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury this 19th day of February, 1996.

                                            UNION CAMP CORPORATION


                                    By:       /S/
                                        ________________________________
                                            Chairman of the Board

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Attest:

          /S/
___________________________
Secretary

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                               ARTICLES OF MERGER

                                       OF

                           CHASE PACKAGING CORPORATION

                                      INTO

                             UNION CAMP CORPORATION

                  ---------------------------------------------

                       Pursuant to Section 13.1-720 of the
                         Virginia Stock Corporation Act

                  ---------------------------------------------


               UNION CAMP CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Virginia (the "Corporation"), does hereby certify as follows:

               FIRST: The names and states of incorporation of the constituent corporations are as follows:

               Union Camp Corporation:  Virginia
               Chase Packaging Corporation:  Delaware

               SECOND: The plan of merger pursuant to Section 13.1- 719 of the Virginia Stock Corporation Act approved by the Board of Directors of the Corporation at a meeting of the members thereof held on November 24, 1992, is as follows:

               (a) The Corporation is the parent of Chase Packaging Corporation ("Chase Packaging"), the subsidiary corporation, a corporation organized and existing under the laws of the State of Delaware.

               (b) The Corporation is the legal and beneficial owner of 100% of the outstanding shares of common stock, without par value (the "Common Stock"), of Chase Packaging and the Common Stock is the only issued and outstanding class of stock of Chase Packaging.

               (c) The Corporation desires to merge Chase Packaging into itself with the Corporation being the surviving corporation, pursuant to the provisions of section 13.1-719 of the Virginia Stock Corporation Act and
        Section 253 of the Delaware General Corporation Law.

               (d) Effective at 12:01 a.m. on January 1, 1993, upon (i) the filing of Articles of Merger with the State Corporation Commission of Virginia and the issuance of a Certificate of Merger from such Commission, and (ii) the




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        filing of a Certificate of Ownership and Merger with the Secretary of State of Delaware, Chase Packaging shall be merged into the Corporation.

               (e) (i) Upon the proposed merger becoming effective, each outstanding share of Chase Packaging's Common Stock, and any and all rights in respect thereof, held by the Corporation shall be cancelled and extinguished and no payment shall be made in respect thereof.

                      (ii) Each share of capital stock of the Corporation, and any and all rights in respect thereof shall, without any action on the part of the holders thereof, continue to represent an equal number of shares of capital stock of the Corporation.

                      (iii) Certificates representing shares of capital stock of the Corporation shall not be surrendered or exchanged as a result of the merger.

               THIRD: The approval of the shareholders of each of the Corporation and Chase Packaging was not required to approve the plan of merger pursuant to Section 13.1-719 of the Virginia Stock Corporation Act, which provides for the merger of parent and subsidiary corporations without shareholder consent if the provisions of such Section are satisfied.

               IN WITNESS WHEREOF, the Corporation has caused these Articles of Merger to be executed in its corporate name this 18th day of December, 1992.

                                            UNION CAMP CORPORATION



[Corporate Seal]                            By             /s/
                                              --------------------------------
                                              Name:  DONALD W. BARNEY
                                              Its Vice President and Treasurer



          /s/
------------------------------
Name:  DIRK R. SOUTENDIJK
Its Secretary

                                      -2-



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                              ARTICLES OF AMENDMENT
                        OF THE ARTICLES OF INCORPORATION
                                       OF
                             UNION CAMP CORPORATION

                                       I.

        The name of the corporation is the Union Camp Corporation (the "Corporation").
                                       II.
        The Board of Directors of the Corporation proposed the amendment to the Articles of Incorporation of the Corporation attached hereto as Exhibit A (the "Amendment") to the shareholders in accordance with the Virginia Stock Corporation Act.
                                      III.
        There were 68,926,885 shares of Common Stock of the Corporation outstanding and entitled to one vote each on the Amendment. At the Annual Meeting of Shareholders on April 24, 1990, 37,076,398 votes were cast for the Amendment and 16,436,083 votes were cast against the Amendment, which was sufficient for approval and adoption by the shareholders of the Corporation.

        IN WITNESS WHEREOF, these Articles of Amendment have been executed on behalf of the Corporation by its duly authorized officer this 1st day of May, 1990.

                                                   UNION CAMP CORPORATION
                                                   By:          /s/
                                                      -------------------------
                                                      Dirk R. Soutendijk
                                                      Vice President, General
                                                      Counsel and Secretary

                                                                       EXHIBIT A

Delete Article V of the Articles of Incorporation of Union Camp Corporation and substitute the following:

                                    ARTICLE V
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                             UNION CAMP CORPORATION

1. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation managed under the direction of, the Board of Directors, except as otherwise required by statute or by the Articles of Incorporation as at the time amended.

        The Board of Directors shall have the power to make and alter the bylaws.

        The Board of Directors shall have the right to prescribe reasonable rules and regulations governing any inspection of the books and records by the stockholders.

2. The number of directors shall be as fixed in the bylaws, provided that such number shall not be greater than fifteen (15) nor less than three (3). Commencing with the 1990 annual meeting of stockholders, the Board of Directors shall be divided into three classes, Class I, Class II and Class III, as nearly equal in number as possible. At the 1990 annual meeting of stockholders, directors of the first class (Class I) shall be elected to hold office for a term expiring at the 1991 annual meeting of stockholders; directors of the second class (Class II) shall be elected to hold office for a term expiring at the 1992 annual meeting of stockholders; and directors of the third class (Class
III) shall be elected to hold office for a term expiring at the 1993 annual meeting of stockholders. At each annual meeting of stockholders after 1990, the successors to the class of directors whose terms then shall expire shall be identified as being of the same class as the directors they succeed and elected to hold office for a term expiring at the third succeeding annual meeting of stockholders. When the number of directors is changed, any newly-created directorships or any decrease in directorships shall be apportioned among the classes by the Board of Directors as to make all classes as nearly equal in number as possible.

3. Subject to the rights of the holders of any claim or series of Preferred Stock then outstanding, a director may be removed only with cause.

4. An amendment to these Articles that amends or affects this Article V of these Articles shall be approved by at least sixty-six and two-thirds percent or the votes entitled to be cast by each voting group that is entitled to vote on the matter.

                              ARTICLES OF AMENDMENT
                        OF THE ARTICLES OF INCORPORATION
                                       OF
                             UNION CAMP CORPORATION

                                        I

        The name of the corporation is Union Camp Corporation (the
"Corporation").
                                       II
        On November 28, 1989, the Board of Directors of the Corporation, acting pursuant to Section 13.1-706(6) of the Virginia Stock Corporation Act, duly adopted the following amendment (the "Amendment") to the Articles of Incorporation of the Corporation:


        Add a new Article VIII to read as follows:
               "Except as expressly otherwise required in these Articles of Incorporation, an amendment or restatement of these Articles other than an amendment or restatement that amends or affects the shareholder vote required by the Virginia Stock Corporation Act to approve a merger, statutory share exchange, sale of all or substantially all of the Corporation's assets or the dissolution of the Corporation shall be approved by a majority of the votes entitled to be cast by each voting group that is entitled to vote on the matter."
                                       III

        The Amendment was duly adopted by the Board of Directors without shareholder action, which shareholder action was not required.

        IN WITNESS WHEREOF, these Articles of Amendment have been executed on behalf of the Corporation by its duly authorized officer this 15th day of December, 1989.

                                            UNION CAMP CORPORATION
                                            By:            /s/
                                               -------------------------------
                                                   Dirk R. Soutendijk
                                                   Vice President, General
                                                   Counsel and Secretary

                              ARTICLES OF AMENDMENT
                        OF THE ARTICLES OF INCORPORATION

                                       OF

                             UNION CAMP CORPORATION


               I, Raymond E. Cartledge, Chairman of the Board of Union Camp Corporation (the "Corporation"), a corporation organized and existing under the Virginia Stock Corporation Act, in accordance with the provisions of sections 13.1-604, 13.1-706 and 13.1-639 thereof, do hereby certify:

               1.     That the name of the corporation is Union Camp
Corporation.

               2. That on February 25, 1986, pursuant to Section 13.1-639 of the Virginia Stock Corporation Act and to the authority conferred upon the Board of Directors by the Articles of Incorporation of the said Corporation, the Board of Directors of the Corporation duly adopted the following resolution creating a series of 550,000 shares of Preferred Stock designated as a Series A Junior Participating Preferred Stock:

               RESOLVED, that it is hereby declared to be in the best interests of the Corporation that the Articles of Incorporation of the Corporation, as amended and restated to date, be further amended to create a new series of Preferred Stock to consist of five hundred-fifty thousand (550,000) shares and to be designated as Series A Junior Participating Preferred Stock, and to determine the preferences, limitations and relative rights of the Series A Junior Participating Preferred Stock by adding a new Part C to Article III of such Articles of Incorporation to read as follows:

                                     PART C

               Series A Junior Participating Preferred Stock.

               Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting such series shall be 550,000.

               Section 2.  Dividends and Distributions.

               (A) The holders of shares of Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available therefor, quarterly dividends payable in cash on the thirteenth day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $20.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $1.00 per share of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after February 25, 1986 (the "Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $20.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

               (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

               (D) Dividends in full shall not be declared or paid or set apart for payment on the Series A Preferred Stock for a dividend period terminating on the Quarterly Dividend Payment Date unless dividends in full have been declared or paid or set apart for payment on the Preferred Stock of all series (other than series with respect to which dividends are not cumulative from a date prior to such dividend date) for the respective dividend periods terminating on such dividend date. When the dividends are not paid in full on all series of the Preferred Stock, the shares of all series shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were declared and paid in full.

               Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

               (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               (B) Except as otherwise provided herein, the Articles of Incorporation or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one voting group on all matters submitted to a vote of stockholders of the Corporation.

               (C) (i) If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, at any annual meeting of stockholders or special meeting held in lieu thereof or at a special meeting of the holders of the Preferred Stock, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon), voting together as one voting group, irrespective of series, shall have the right to elect two (2) Directors. At any time while the holders of the Preferred Stock voting together as one voting group are entitled to elect two directors as herein provided, they shall not be entitled to participate with the holders of Common Stock in the election of any other directors.

               (ii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Secretary of the Corporation may, and upon the written request of stockholders of record of ten percent (10%) or more of the total number of shares of Preferred Stock outstanding irrespective of series addressed to him at the principal office of the Corporation in the United States, shall, call a special meeting of the holders of Preferred Stock, for the election of the directors to be elected by them to be held within 30 days after such call and at a place and upon the notice provided by law and in the by-laws for the holding of meetings of stockholders; provided, however, that the Secretary shall not be required to call such special meeting in the case of any such request received less than 90 days before the date fixed for any annual meeting of stockholders or special meeting held in lieu thereof. If any such special meeting required to be called as provided shall not be called by the Secretary within 30 days after the receipt of any such request, then the holders of record of 10% or more of the Preferred Stock outstanding may designate in writing one of their number to call such meeting, and the person so designated may call such meeting to be held at the place and upon the notice above provided and for that purpose shall have access to the stock ledger of the Corporation. No such special meeting and no adjournment thereof shall be held on a date later than 30 days before the annual meeting of the stockholders or special meeting held in lieu thereof next succeeding the time when the holders of the Preferred Stock become entitled to elect directors as above provided.

               (iii) If any such special meeting shall be called as above provided, or if the holders of Preferred Stock shall become entitled to elect directors as above provided at any annual meeting of stockholders or special meeting held in lieu thereof, then, by vote of the holders of at least a majority of the shares of the Preferred Stock which are present or represented by proxy at such meeting, the then authorized number of directors of the Corporation shall be increased by two, and at such meeting, and at all subsequent annual meetings of stockholders or special meetings held in lieu thereof until the holders of the Preferred Stock shall be divested of such voting power, the holders of the Preferred Stock shall be entitled to elect the additional directors so provided for, but any directors so elected shall not hold office beyond the next annual meeting of stockholders or special meeting held in lieu thereof next succeeding the meeting at which such directors are elected.

               (iv) In any default period the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two (2) Directors voting together as one voting group, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the voting group of stock which elected the Director whose office shall have become vacant. References in this paragraph (C) to Directors elected by the holders of a particular voting group of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

               (v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock voting together as one voting group to elect Directors shall cease, subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in dividends, (y) the term of any Directors elected by the holders of Preferred Stock voting together as one voting group shall terminate, and (z) the number of Directors shall be such number as may be provided for in the Articles of Incorporation or by-laws irrespective of any increase made pursuant to the provisions of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Articles of Incorporation or by-laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

               (D) Except as set forth herein or as otherwise provided in the Articles of Incorporation, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

               Section 4.  Certain Restrictions.

               (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not

                      (i) declare or pay or set apart for payment any dividends (other than dividends payable in shares of any class or classes of stock of the Corporation ranking junior to the Series A Preferred Stock) or make any other distributions on, any class of stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock and will not redeem, purchase or otherwise, acquire, directly or indirectly, whether voluntarily, for a sinking fund, or otherwise any shares of any class of stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that, notwithstanding the foregoing, the Corporation may at any time redeem, purchase or otherwise acquire shares of stock of any such junior class in exchange for, or out of the net cash proceeds from the concurrent sale of other shares of stock or any such junior class;

                      (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                      (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity

        (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock;

                      (iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

               (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

               Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

               Section 6. Liquidation, Dissolution or Winding Up. (A) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $300 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by
(ii) 100 (as appropriately adjusted as set forth in subparagraph C below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the "Adjustment Number"). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Preferred Stock and Common Stock, respectively, holders of Series A Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

               (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

               (C) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date
(i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               Section 8. Redemption. The outstanding shares of Series A Preferred Stock may be redeemed at the option of the Board of Directors as a whole, but not in part, at any time, or from time to time, at a cash price per share equal to (i) the product of the Adjustment Number times the Average Market Value (as such term is hereinafter defined) of the Common Stock, plus (ii) all dividends which on the redemption date have accrued on the shares to be redeemed and have not been paid or declared and a sum sufficient for the payment thereof set apart, without interest; provided, however, that if and whenever any quarter-yearly dividend shall have accrued on the Series A Preferred Stock which has not been paid or declared and a sum sufficient for the payment thereof set apart, the Corporation may not purchase or otherwise acquire any shares of Series A Preferred Stock unless all shares of such stock at the time outstanding are so purchased or otherwise acquired. The "Average Market Value" is the average of the closing sale prices of the Common Stock during the 30 day period immediately preceding the date before the redemption date on the Composite Tape for New York Stock Exchange Listed Stocks, or if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or, if such stock is not listed on any such exchange, the average of the closing bid quotations with respect to a share of Common Stock during such 30-day period on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value of the Common Stock as determined by the Board of Directors in good faith.

               Section 9. Ranking. The Series A Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

               Section 10. Amendment. The Corporation shall not create any other class or classes of stock ranking prior to the Series A preferred Stock either as to dividends or liquidation, or increase the authorized number of shares of any such other class of stock, or amend, alter, or repeal any of the provisions of the Articles of Incorporation or the resolution or resolutions adopted by the Board of Directors authorizing the Series A Preferred Stock so as to adversely affect the preferences, rights or powers of the Series A Preferred Stock without the affirmative vote of the holders of more than two-thirds of the outstanding shares of the Series A Preferred Stock, voting separately as one voting group.

               Section 11. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holders fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

               3. That this amendment to the Articles of Incorporation of the Corporation as amended and supplemented was adopted on February 25, 1986.

               4. That this amendment to the Articles of Incorporation of the Corporation as amended and supplemented was duly adopted by the Board of Directors of the Corporation.

               IN WITNESS WHEREOF, I have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury this 25th day of February, 1986.


                                                   UNION CAMP CORPORATION


                                                   By:            /s/
                                                      ------------------------
                                                      Chairman of the Board

Attest:


            /s/
-----------------------------
Secretary

                              ARTICLES OF AMENDMENT

                       OF THE ARTICLES OF INCORPORATION OF

                             UNION CAMP CORPORATION


        1. On January 31, 1984, the Board of Directors of Union Camp Corporation (the "Corporation") found that the following proposed amendment of its Articles of Incorporation was in the best interests of the Corporation and directed that it be submitted to a vote at a meeting of the stockholders of the Corporation:

               RESOLVED, that it is hereby declared to be in the best interests of this Corporation that the Articles of Incorporation of this Corporation, as heretofore amended, be further amended:

               (A) To increase the authorized capital stock of the Corporation by amending the first paragraph of Article III of such Articles of Incorporation to read as follows:

               "The total number of shares of authorized capital stock of the Corporation is one hundred twenty-six million (126,000,000), of which one million (1,000,000) shall be shares of Preferred Stock, having a par value of $1 per share, and one hundred twenty-five million (125,000,000) shall be shares of Common Stock, having a par value of $1 per share."

               (B) To change each share of Common Stock, of the par value of $1 per share, which shall have been issued prior to the close of business on the effective date of this amendment into two (2) issued shares of Common Stock, of the par value of $1 per share.

        2. On March 23, 1984, notice of such meeting was given to each stockholder of record entitled to vote at the meeting. Such notice was given in the manner provided in the Virginia Stock Corporation Act and was accompanied by a copy of the proposed amendment.

        3. On April 24, 1984, the meeting of the stockholders was held and the amendment proposed by the Board of Directors, as set forth above, was adopted by a vote of the stockholders.

        4. The number of shares outstanding and entitled to vote on the proposed amendment and the number of shares voted for and against the amendment were as follows:

                           Outstanding and                          Shares Voted:
                          Entitled to Vote                   For                    Against
                          ----------------                   ---                    -------
Common                       24,389,590                  20,338,845                 110,012

Preferred                       None

        5. On the effective date of the amendment the stated capital of the Corporation will be Fifty Million Twenty-nine Thousand Four Hundred Twenty-Four Dollars ($50,029,424). The increase in the stated capital is to be effected by a transfer of Twenty-five million Fourteen Thousand Seven Hundred Twelve Dollars ($25,014,712) from capital surplus (Capital in Excess of Par Value Account) to stated capital (Common Stock Account).

        Executed in the name of the Corporation by the Chairman of the Board of Directors of the Corporation, its President or a Vice President and its Secretary or Assistant Secretary who declare under the penalties of perjury that the facts stated therein are true.

        Dated:  April 24, 1984

                                            UNION CAMP CORPORATION


                                            By                /s/
                                              -----------------------------
                                                   VICE PRESIDENT


                                            And               /s/
                                                -----------------------------
                                                   Richard Irving, III
                                                   ASSISTANT SECRETARY

                              ARTICLES OF AMENDMENT

                       OF THE ARTICLES OF INCORPORATION OF

                             UNION CAMP CORPORATION


               1. On January 27, 1976, the Board of Directors of Union Camp Corporation (the "Corporation") found that the following proposed amendment of its articles of incorporation was in the best interests of the Corporation and directed that it be submitted to a vote at a meeting of the stockholders of the
Corporation:

                      RESOLVED, that it is hereby declared to be in the best
               interests of this Corporation that the Articles of Incorporation of this Corporation, as heretofore amended, be further amended:

                      (A) To increase the authorized capital stock of the
               Corporation by amending the first paragraph of Article III of such Articles of Incorporation to read as follows:

                      "The total number of shares of authorized capital stock of the Corporation is forty-six million (46,000,000), of which one million (1,000,000) shall be shares of Preferred Stock, having a par value of $1 per share, and forty-five million (45,000,000) shall be shares of Common Stock, having a par value of $1 per share."

                      (B) To change each two (2) shares of Common Stock, of the
               par value of $1 per share, which shall have been issued prior to the close of business on the effective date of this amendment into three (3) issued shares of Common Stock, of the par value of $1 per share.

               2. On March 26, 1976, notice of such meeting was given to each stockholder of record entitled to vote at the meeting. Such notice was given in the manner provided in the Virginia Stock Corporation Act and was accompanied by a copy of the proposed amendment.

               3. On April 27, 1976, the meeting of the stockholders was held and the amendment proposed by the Board of Directors, as set forth above, was adopted by a vote of the stockholders.

               4. The number of shares outstanding and entitled to vote on the proposed amendment and the number of shares voted for and against the amendment were as follows:


                           Outstanding and                          Shares Voted:
                          Entitled to Vote                   For                    Against
                          ----------------                   ---                    -------
Common                       15,133,019                  13,443,924                 35,047

Preferred                       None

               5. On the effective date of the amendment the stated capital of the Corporation will be Twenty-Five Million Fourteen Thousand Seven Hundred Eleven Dollars ($25,014,711). The increase in the stated capital is to be effected by a transfer of Eight Million Three Hundred Thirty-Eight Thousand Two Hundred Thirty-Seven Dollars ($8,338,237) from capital surplus (Capital in Excess of Par Value Account) to stated capital (Common Stock Account).

               Executed in the name of the Corporation by the Chairman of the Board of Directors of the Corporation, its President or a Vice President and its Secretary or Assistant Secretary who declare under the penalties of perjury that the facts stated therein are true.

               Dated:  April 27, 1976.


                                                   UNION CAMP CORPORATION


                                                   By           /s/
                                                      ------------------------
                                                                 President


                                                   And          /s/
                                                       ------------------------
                                                                 Secretary

                              ARTICLES OF AMENDMENT

                       OF THE ARTICLES OF INCORPORATION OF

                             UNION CAMP CORPORATION


               1. On January 28, 1969, the Board of Directors of the corporation found that the following proposed amendment of its articles of incorporation was in the best interests of the corporation and directed that it be submitted to a vote of the stockholders:

                      RESOLVED, that it is in the best interests of the
               Corporation that the first paragraph of Article III of the Articles of Incorporation be amended to read as follows:

                             "The total number of shares of authorized capital
                      stock of the Corporation is thirty-one million (31,000,000), of which one million (1,000,000) shall be shares of Preferred Stock, having a par value of $1 per share and thirty million (30,000,000) shall be shares of Common Stock, having a par value of $1 per share. At the close of business on the effective date of this amendment each issued share of Common Stock, of the par value of $1 per share, shall be changed into two (2) issued shares of Common Stock, of the par value of $1 per share."

               2. On March 27, 1969, being not less than twenty-five (25) days nor more than fifty (50) days before the meeting of the stockholders to act upon the proposed amendment, written notice of the meeting was given personally or by mail to each stockholder of record entitled to vote on the proposed amendment. The notice stated the place, day and hour of the meeting and the purpose or purposes for which it was called, and was accompanied by a copy of the proposed amendment.

               3. On April 29, 1969, the meeting of the stockholders was held and the amendment proposed by the Board of Directors, as set forth above, was adopted by the stockholders.

               4. The number of shares of stock of the corporation outstanding on the record date, the number of shares entitled to vote on the proposed amendment and the number of shares voted for and against the amendment were as follows:

               Shares of Common Stock outstanding:          7,486,042

               Shares of Preferred Stock                    none outstanding
                      outstanding but not
                      entitled to vote:

               Number of Shares entitled to vote:           7,486,042

               Shares voted:
                             For:         6,801,335

                             Against:      13,654


               5. On the effective date of the amendment of the stated capital of the corporation will be Fifteen million six hundred seventy six thousand four hundred seventy four Dollars ($15,676,474). The increase in the stated capital is to be effected by a transfer of Seven million eight hundred thirty eight thousand two hundred thirty seven Dollars ($7,838,237) from Capital in Excess of Par Value Account to Common Stock Account.

               Executed in the name of the corporation by its President or a Vice President and its Secretary or Assistant Secretary who declare under the penalties of perjury that the facts stated therein are true.

               Dated:  April 29, 1969.
                                                   UNION CAMP CORPORATION


                                                   By            /s/
                                                      ------------------------

                                                          Senior Vice President


                                                   And           /s/
                                                      ------------------------
                                                          Assistant Secretary

                              ARTICLES OF AMENDMENT
                                     to the
                            ARTICLES OF INCORPORATION
                                       of
                             UNION CAMP CORPORATION

               1. The effect of resolutions of the Board of Directors of this corporation adopted on January 30, 1968 and February 27, 1968 was that the Board of Directors of this corporation found that the best interests of the corporation would be served by amending Article III of the Articles of Incorporation to read as set forth in the form attached hereto as "Exhibit A". It was further directed that the proposed amendment be submitted to a vote of the stockholders.

               2. Between March 26, 1968 and March 28, 1968, inclusive, being not less than twenty-five (25) days nor more than fifty (50) days before the meeting of stockholders to act upon the proposed amendment, written notice of the meeting was given by mail to each stockholder of record entitled to vote on the proposed amendment. The notice stated the place, date and time of the meeting and the purposes for which it was called and was accompanied by a copy of the proposed amendment.

               3. On April 30, 1968, the meeting of stockholders was held and the amendment proposed by the Board of Directors, as set forth above, was adopted by the stockholders.

               4. On the record date there were issued and outstanding 7,481,783 shares (exclusive of shares held in the

Treasury) of the only class of stock of the corporation. Each of these shares was entitled to vote on the proposed amendment.

               5. As to that portion of the proposed amendment to Article III dealing with Preemptive Rights, which portion was voted on separately, the number of shares voted for and against were as follows:

                             Shares voted:  FOR                  5,411,278
                             Shares voted:  AGAINST                350,540

               6.     As to the balance of said proposed amendment to
Article III, which was also voted on separately, the number of shares voted for and against were as follows:

                             Shares voted:  FOR                  5,620,727
                             Shares voted:  AGAINST                156,697

               Executed in the name of the corporation by its Vice President and its Assistant Secretary, who declare under penalties of perjury that the facts hereinabove stated are true.
                                                   UNION CAMP CORPORATION

                                                   By         /s/
                                                      ------------------------
                                                          Vice President


                                                   By         /s/
                                                      ------------------------
                                                          Assistant Secretary

                                                                       Exhibit A


                                   ARTICLE III


        The total number of shares of authorized capital stock of the Corporation is sixteen million (16,000,000), of which one million (1,000,000) shall be shares of Preferred Stock having a par value of $1 per share and fifteen million (15,000,000) shall be shares of Common Stock having a par value of $1 per share. Upon the effective date of this amendment each share of Capital Stock of a par value of $6 2/3 per share formerly issued and outstanding shall be a share of Common Stock of a par value of $1 per share.

                               A. PREFERRED STOCK

        1. Preferred Stock may be issued from time to time in one or more series, each of such series to have such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed in this Article and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided.

        2. Authority is hereby expressly granted to the Board of Directors, subject to the provisions of this Article, to authorize the issue of one or more series of Preferred Stock and with respect to each series to fix by resolution or resolutions providing for the issue of such series, to the full extent now or hereafter permitted by the laws of the Commonwealth of Virginia:

                (a) The number of shares to constitute such series and the distinctive designation thereof;

                (b) The dividend rate or rates on the shares of such series and any restrictions, limitations or conditions upon the payment of such dividends; whether dividends shall be cumulative and, if so, from which date or dates, or the basis for determining from which date or dates;

                (c) Whether or not the shares of such series shall be redeemable and, if so, the time or times and the price or prices at which and the other terms and conditions on which the shares may be redeemed;

                (d) The payments or other distributions in addition to any accrued dividends thereon which the holders of shares of such series shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                (e) Whether or not the shares of such series shall be subject to the operation of a purchase, retirement, sinking or other analogous fund and, if so, the terms and conditions thereof;

                (f) Whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes of stock or shares of any other series of stock or any other securities and, if so, the price or prices or rate or rates of exchange and any adjustments thereof and the other terms and conditions of such conversion or exchange;

                (g) Whether or not the shares of such series shall have any voting powers, which in any case shall be non-cumulative, other than those provided in subparagraphs A5(b) and A5(c) and paragraph A6 of this Article, and, if so, the extent thereof.

        3. All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all shares of Preferred Stock shall rank equally and be identical in all respects, except as permitted by the provisions of paragraph A2 of this Article.

        4. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation shall be made to or set apart for the holders of shares of any class or classes of stock of the Corporation ranking junior to the Preferred Stock, the holders of the shares of each series of the Preferred Stock shall be entitled to receive payment of the amount per share fixed by the Board of Directors in the resolution or resolutions authorizing the issuance of the shares of such series, plus an amount equal to all dividends accrued thereon to the date of final distribution to such holders, but they shall be entitled to no further payment. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of the Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes of this paragraph A4, the sale, conveyance, exchange or transfer (for cash, shares of stock, other securities or other consideration) of all or substantially all of the property or assets of the Corporation or a consolidation or merger of the Corporation with one or more corporations shall not be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary.

        5.  So  long  as  any  of  the  Preferred  Stock  is  outstanding,   the
Corporation:

                (a) will not declare or pay, or set apart for payment, any dividends (other than dividends payable in shares of any class or classes of stock of the Corporation ranking junior to the Preferred Stock), or make any distribution, on any class or classes of stock of the Corporation ranking junior to the Preferred Stock, and will not redeem, purchase or otherwise acquire, directly or indirectly, whether voluntarily, for a sinking fund, or otherwise, any shares of any class or classes of stock of the Corporation ranking junior to the Preferred Stock, if at the time of making such declaration, payment, setting apart, distribution, redemption, purchase or acquisition the Corporation shall be in default with respect to any dividend payable on or any obligation to retire shares of Preferred Stock, provided that, notwithstanding the foregoing, the Corporation may at any time redeem, purchase or otherwise acquire shares of stock of any such junior class in exchange for, or out of the net cash proceeds from the concurrent sale of, other shares of stock of any such junior class;

                (b) will not, without the affirmative vote of the holders of more than 66 2/3% of the shares of Preferred Stock at the time outstanding, given in person or by proxy, at a meeting called for the purpose, at which the holders of the Preferred Stock, regardless of series, shall vote separately as a class, or the written consent of the holders of all the outstanding shares of Preferred Stock (i) create any other class or classes of stock ranking prior to the Preferred Stock either as to dividends or liquidation, or increase the authorized number of shares of any such other class of stock, or (ii) amend, alter or repeal of any of the provisions of this Article so as adversely to affect the preferences, rights or powers of the Preferred Stock; and

                (c) will not, without the affirmative vote of the holders of more than 66 2/3% of the shares of any adversely affected series of the Preferred Stock at the time outstanding, given in person or by proxy, at a meeting called for the purpose or the written consent of the holders of all the outstanding shares of such series (the holders of such series of the Preferred Stock consenting or voting, as the case may be, separately as a class), amend, alter or repeal any of the provisions herein or in the resolution or resolutions adopted by the Board of Directors authorizing the issue of such series as adversely to affect the preferences, rights or powers of the Preferred Stock of such series.

        6. If and whenever dividends on the Preferred Stock shall be in arrears and the arrears shall aggregate an amount at least equal to six quarterly dividends upon such shares, the holders of the Preferred Stock, voting separately as a class regardless of series, shall be entitled, at any annual meeting of stockholders or special meeting held in lieu thereof, or at a special meeting of the holders of the Preferred Stock called as hereinafter provided, to elect two directors. At any time while the holders of the Preferred Stock, voting as a class, are entitled to elect two directors as herein provided, they shall not be entitled to participate with the holders of the Common Stock in the election of any other directors. Whenever all arrears in dividends on the Preferred Stock then outstanding shall have been paid and dividends thereon for the then current dividend period shall have been paid, or declared and a sum sufficient in payment thereof set apart, the right of the holders of the Preferred Stock to elect two directors shall cease, subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in dividends.

        At any time after such voting power shall have been so vested in the holders of the Preferred Stock the Secretary of the Corporation may, and, upon the written request of the holders of record of 10% or more of the Preferred Stock then outstanding addressed to him at the principal office of the Corporation in the United States shall, call a special meeting of the holders of the Preferred Stock for the election of the directors to be elected by them to be held within 30 days after such call and at the place and upon the notice provided by law and in the By-Laws for the holding of meetings of stockholders; provided, however, that the Secretary shall not be required to call such special meeting in the case of any such request received less than 90 days before the date fixed for any annual meeting of stockholders or special meeting held in lieu thereof. If any such special meeting required to be called as provided shall not be called by the Secretary within 30 days after the receipt of any such request, then the holders of record of 10% or more of the Preferred Stock then outstanding may designate in writing one of their number to call such meeting, and the person so designated may call such meeting to be held at the place and upon the notice above provided and for that purpose shall have access to the stock ledger of the Corporation. No such special meeting and no adjournment thereof shall be held on a date later than 30 days before the annual meeting of the stockholders or special meeting held in lieu thereof next succeeding the time when the holders of the Preferred Stock become entitled to elect directors as above provided. If any such special meeting shall be called as above provided, or if the holders of Preferred Stock shall become entitled to elect directors as above provided at any annual meeting of stockholders or special meeting held in lieu thereof, then, by vote of the holders of at least a majority of the shares of the Preferred Stock which are present or represented by proxy at such meeting, the then authorized number of directors of the Corporation shall be increased by two, and at such meeting, and at all subsequent annual meetings of stockholders or special meetings held in lieu thereof until the holders of the Preferred Stock shall be divested of such voting power as above provided, the holders of the Preferred Stock shall be entitled to elect the additional directors so provided for, but any directors so elected shall not hold office beyond the next annual meeting of stockholders or special meeting held in lieu thereof next succeeding the meeting at which such directors are elected. Whenever the holders of the Preferred Stock shall be divested of the voting power as above provided, the terms of office of all persons elected as directors by the holders of the

Preferred Stock as a class shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly.

        7. The holders of Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available therefor, preferential cash dividends, at the rate or rates fixed by the Board of Directors in the resolution or resolutions authorizing the various series of Preferred Stock, payable in equal quarterly installments on the first day of February, May, August and November of each year. Dividends in full shall not be declared or paid or set apart for payment on the Preferred Stock of any one series for a dividend period terminating on any dividend date unless dividends in full have been declared or paid or set apart for payment on the Preferred Stock of all series (other than series with respect to which dividends are not cumulative from a date prior to such dividend date) for the respective dividend periods terminating on such dividend date. When the dividends are not paid in full on all series of the Preferred Stock, the shares of all series shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were declared and paid in full. Accruals of dividends shall not bear interest.

                                 B. COMMON STOCK

        1. Except as provided by the laws of the Commonwealth of Virginia, by these Articles of Incorporation or by the resolution or resolutions of the Board of Directors of the Corporation authorizing any series of Preferred Stock, the exclusive voting power for all purposes shall be vested in the holders of Common Stock. Should the affirmative vote or written consent of the holders of Preferred Stock or any series of Preferred Stock at the time outstanding be required for any purpose, the vote or consent of the holders of Common Stock shall not also be required unless the action to be taken would adversely affect the preferences, rights or powers of the Common Stock or unless such vote or consent of holders of Common Stock would be required even if there were no Preferred Stock.

        2. In the event of any liquidation, dissolution or winding up of the Corporation, the holders of the Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amounts to which the holders of the Preferred Stock shall be entitled, to share ratably in the remaining net assets of the Corporation.


                                PREEMPTIVE RIGHTS

        No stockholder shall have any preemptive or preferential right to subscribe for or purchase any of the authorized shares of stock of the Corporation, whether unissued or in the treasury, or any obligations or other securities convertible into or carrying any optional or other right to subscribe for or purchase any of said shares of the stock of the Corporation, aor any optional or other right to subscribe for or purchase any of the foregoing, whether the same be issued for cash, property, services or otherwise and whenever the same may be issued or sold.

                              ARTICLES OF AMENDMENT
                       OF THE ARTICLES OF INCORPORATION OF
                       UNION BAG - CAMP PAPER CORPORATION

               1. On January 25, 1966, the Board of Directors of the corporation found that the following proposed amendment of its articles of incorporation was in the best interests of the corporation and directed that it be submitted to a vote of the stockholders:

               RESOLVED, That, in the judgment of the Board of Directors of the Union Bag - Camp Paper Corporation, it is deemed advisable to amend the Charter so as to change the name of the Company from Union Bag - Camp Paper Corporation, its present name, to Union Camp Corporation, and that to that end Article I be changed to read as follows:


                                   "ARTICLE I

                      "The name of the Corporation is
                      Union Camp Corporation."


               2. On March 29, 1966, being not less than twenty-five (25) days nor more than fifty (50) days before the meeting of the stockholders to act upon the proposed amendment, written notice of the meeting was given personally or by mail to each stockholder of record entitled to vote on the proposed amendment. The notice stated the place, day and hour of the meeting and the purpose or purposes for which it was called, and was accompanied by a copy of the proposed amendment.

               3.     On April 26, 1966, the meeting of the
stockholders was held and the amendment proposed by the Board of Directors, as set forth above, was adopted by the stockholders.

               4. The number of shares of stock of the corporation outstanding on the record date, the number of shares entitled to vote on the proposed amendment, the number of shares voted for and against the amendment, the number of shares of each class or series entitled to vote as a class, and the number of shares of each such class or series voted for or against the amendment were as follows:

               Shares outstanding, all classes, 7,671,557.

               Shares entitled to vote, all classes, 7,671,557.

               Shares, all classes, voted: FOR  6,808,746 ; AGAINST
13,730 .

               Executed in the name of the corporation by its President or a Vice President and its Secretary or Assistant Secretary who declare under the penalties of perjury that the facts stated therein are true.
               Dated April 26, 1966.
                                            UNION BAG - CAMP PAPER CORPORATION


                                            By              /s/
                                              ---------------------------------
                                                          Vice President


                                            And             /s/
                                              ---------------------------------
                                                          Assistant Secretary

              ARTICLES OF MERGER OF RIVER RAISIN PAPER COMPANY INTO
                       UNION BAG - CAMP PAPER CORPORATION


        (a) The plan of merger of River Raisin Paper Company into Union Bag - Camp Paper Corporation shall be as set forth in Annex I hereto.

        (b) A meeting of the Board of Directors of Union Bag - Camp Paper Corporation was held on January 26, 1960 at which said plan of merger was approved; on March 10, 1960 notice of submission of said plan of merger to the stockholders of said corporation was given in the manner provided in the Virginia Stock Corporation Act and was accompanied by a copy of said plan of merger; and at the annual meeting of said stockholders held on April 12, 1960 said plan of merger was adopted by said stockholders.

        (c) At the close of business on February 29, 1960, the record date fixed by the Board of Directors of said corporation for the determination of stockholders entitled to vote at said annual meeting, there were outstanding 7,382,744 shares of Capital Stock of the par value of $6 2/3 each of said corporation all of which were entitled to vote upon said plan of merger.

        (d) At said annual meeting 6,323,784 shares of said Capital Stock were voted for said plan of merger and 24,071 shares of said Capital Stock were voted against said plan of merger.

        (e) The stated capital of Union Bag - Camp Paper Corporation on the effective date of the merger contemplated by said plan of merger will be $51,821,180 plus, in the event said merger becomes effective after May 31, 1960, $6 2/3 for each share of such Capital Stock issued after that date pursuant to stock options outstanding under the Employee Stock Option Plan of said corporation.

        (f)    Said merger is permitted by the laws of Michigan.

        (g) All conditions required by the laws of Michigan with respect to said merger have been satisfied.

        IN WITNESS WHEREOF, Union Bag - Camp paper Corporation and River Raisin Paper Company have caused these Articles of Merger to be signed this 29th day of April, 1960, in their respective names by their respective proper officers, thereunto duly authorized, who declare under penalty of perjury that the facts stated therein are true.

                                            UNION BAG - CAMP PAPER CORPORATION

                                            By .........../s/..................
                                                          Fred Meendsen
                                                          Vice President

                                               .........../s/..................
                                                          Walter C. Taylor, Jr.
                                                          Assistant Secretary

                                            RIVER RAISIN PAPER COMPANY

                                            By .........../s/..................
                                                          Arthur J. Goetz
                                                          Vice President

                                               .........../s/..................
                                                          Albert W. Schulte
                                                          Secretary

                                                                       ANNEX I

        THESE ARTICLES OF MERGER, made and entered into this 26th day of January, 1960, by and between UNION BAG - CAMP PAPER CORPORATION (hereinafter sometimes called "Union Bag - Camp") and the Directors thereof, parties of the first part, and RIVER RAISIN PAPER COMPANY (hereinafter sometimes called "River Raisin") and the Directors thereof, parties of the second part:

        Union Bag - Camp is a Virginia corporation, organized under the laws of Virginia pursuant to an agreement of merger recorded October 30, 1944, between Camp Manufacturing Company, a Virginia corporation, and Chesapeake - Camp Corporation, a Virginia corporation, under the name of Chesapeake - Camp Corporation. Its name was changed to Camp Manufacturing Company, Incorporated, by an amendment to its charter on July 14, 1945, and its charter was subsequently amended on the 16th day of December, 1946. Its name was further changed to Union Bag - Camp Paper Corporation, and its charter was further amended, pursuant to an agreement of merger with Union Bag & Paper Corporation recorded July 12, 1956. Its executive offices are at 233 Broadway, New York, New York, and its principal office is located in the County of Isle of Wight, near Franklin, Virginia. Under its charter its total authorized capital stock consists of 10,000,000 shares of the par value of $6 2/3 each, of which 7,382,930 shares are outstanding on the date of these Articles.

        River Raisin is a Michigan corporation, organized under the laws of Michigan pursuant to Articles of Incorporation dated June 24, 1910, and its corporate term was extended on June 19, 1940. Its Capital Stock was increased on July 29, 1910, December 29, 1916, February 16, 1917 and January 31, 1921.
Its charter was amended on January 31, 1921, August 26, 1926 and April 14, 1942. Its principal office, and its executive offices, are located in the City of Monroe, Monroe County, Michigan. Under its charter its total authorized capital stock consists of 500,000 shares of the par value of $5 each, of which 463,215 shares are outstanding on the date of these Articles.

        Union Bag - Camp and River Raisin (hereinafter sometimes referred to as the "Constituent Corporations") were organized for such purposes as permit their merger in accordance with the laws of Virginia and Michigan.

        The respective Boards of Directors of the Constituent Corporations, in pursuance of the plan of reorganization of both of said Corporations, deem it desirable, to the end that wider diversification of business and product, more efficient use of facilities and greater economies in operation may be realized and otherwise and generally for the advantage and welfare of the said Corporations and their several and respective stockholders, to merge River Raisin into Union Bag - Camp, under and pursuant to the laws of the State of Michigan and of the Commonwealth of Virginia and the plan of merger hereinafter described, all as hereinafter provided.

        NOW, THEREFORE, THESE ARTICLES WITNESSETH: That in consideration of the premises and of the mutual agreements, provisions, covenants and promises herein contained, it is hereby agreed by and between the parties hereto that River Raisin shall be merged into Union Bag - Camp, and Union Bag Camp shall continue in existence as the surviving corporation under the laws of Virginia with the name of Union Bag - Camp Paper Corporation (hereinafter referred to as the "Corporation"). The parties hereto, by these presents, hereby prescribe the terms and conditions of the said merger and the mode of carrying the same into effect, which terms and conditions and mode of carrying the same into effect the parties hereto do mutually and severally agree and covenant to observe, keep and perform: that is to say:

                                    ARTICLE I

        The charter of Union Bag - Camp as heretofore amended, and as set forth in Exhibit A hereto, shall continue in effect as the charter of the Corporation after the merger becomes effective and until further amended pursuant to the laws of Virginia.

                                   ARTICLE II

        After the merger becomes effective and until otherwise determined by the Board of Directors of the Corporation, the business of River Raisin shall be continued as a division of the Corporation under the River Raisin name.

                                   ARTICLE III

        1. Merger Subject to Approval. These Articles of Merger are entered into subject to the approval of, and shall be submitted to, the stockholders of the respective Constituent Corporations, as provided by law, at meetings which shall be held as hereinafter provided, and subject to written approval of The Prudential Insurance Company of America, as required by outstanding loan agreements with River Raisin, to be given prior to the filing date, as same is defined in Section 8 of this Article III. The Constituent Corporations shall do all such other acts and things as shall be necessary or desirable in order to effectuate the merger.

        2.     Effect of Merger upon Stock of Constituent
Corporations.  When the merger becomes effective:

               (a) Each share of Capital Stock (par value $6 2/3 per share) of Union Bag - Camp, which shall be issued and outstanding shall continue to be one share of Capital Stock (par value $6 2/3 per share) of the Corporation; and

               (b) Each share of Capital Stock of River Raisin (par value $5 per share) which shall be issued and outstanding (excluding any shares then held in the treasury of River Raisin, which shares shall cease to exist and shall be cancelled) shall be thereby convened into five-sixths (5/6) of a share of Capital Stock (par value $6 2/3 per share) of the Corporation.

        At any time after the date of issuance of a Certificate of Merger by the State Corporation Commission of Virginia, each holder of an outstanding certificate or certificates theretofore representing Capital Stock of River Raisin may surrender the same to the Corporation, and such holder shall be entitled, upon such surrender, to receive in exchange therefor a certificate or certificates representing the number of full shares of Capital Stock of the Corporation into which the shares of stock of River Raisin theretofore represented by the certificate or certificates so surrendered shall have been converted as aforesaid. Such exchange shall be at the expense of the Corporation. Until so surrendered, each outstanding certificate which, prior to the effective date of the merger, represented shares of stock of River Raisin shall be deemed for all corporate purposes to evidence ownership of the full shares of stock of the Corporation into which the same shall have been so converted; provided, however, that no dividend payable to the holders of record of Capital Stock of the Corporation as of any date after the merger becomes effective shall be paid to a holder of a River Raisin certificate or certificates until such certificate or certificates shall be surrendered, but upon surrender of any such certificate or certificates, the amount of dividends which have theretofore become payable but have not been paid with respect to the number of full shares of Capital Stock of the Corporation represented by such certificate or certificates shall be paid to the holder in whose name the certificate or certificates for Capital Stock of the Corporation shall be issued.

        The Corporation shall not be required to issue a certificate for any fraction of a share of its Capital Stock resulting from conversion of River Raisin Capital Stock. After the date of issuance of a Certificate of Merger by the State Corporation Commission of Virginia, and until June 30, 1960, the Corporation shall make arrangements, at the expense of the Corporation, for the sale of fractional shares and for the completion of full shares by the purchase of additional fractional shares. Pursuant to such arrangements, all fractional shares not sold or completed prior to July 1, 1960 shall be sold on that date for the account of the holders thereof.

        3.     Restrictions on Action by River Raisin.  Unless these
Articles of Merger shall be terminated and abandoned pursuant to the provisions hereof, River Raisin shall not without the prior written consent of Union Bag - Camp:
               (a) Take any action or enter into any transaction out of the ordinary course of business other than the construction of a new plant in the Benton Harbor, Michigan area at a cost not in excess of $500,000 and the disposition of the three (3) shares of Florida Gulf Fibre Company held by it;

               (b) Issue or sell, or grant rights to purchase or subscribe to, any equity securities of River Raisin; or

               (c) Pay or declare any dividend, or make any distribution, other than a regular quarterly dividend at a rate not in excess of twenty (20) cents per share of its Capital Stock.

        4. Effect of Merger on Property. When the merger becomes effective, all the property, rights, privileges, franchises, leases, contracts, patents, trade-marks, licenses, registrations and other assets of every kind and description of River Raisin shall be transferred to, vested in and devolved upon the Corporation, without further act or deed, and all property, rights and every other interest of River Raisin shall be as effectively the property of the Corporation as they were of River Raisin. River Raisin hereby agrees, from time to time as and when requested by Union Bag - Camp or by its successors or assigns, to execute, or cause to be executed, all such deeds and instruments, and to take, or cause to be taken, such further or other action as the Corporation may deem necessary or desirable in order to vest in and confirm to the Corporation title to, and possession of, any property of River Raisin acquired or to be acquired by reason of or as a result of the merger, and otherwise to carry out the intent and purposes hereof, and the proper officers and directors of River Raisin and the proper officers and directors of the Corporation are fully authorized in the name of River Raisin or otherwise to take any and all such action: provided, however, that no such deed or other instrument need be delivered to Union Bag - Camp prior to the filing date as defined in Section 8 of this Article III.

        5. By-laws. On or before February 15, 1960, the Board of Directors of River Raisin Paper Company will amend the by-laws of River Raisin by adding the following provision:

               The close of business of any day which (not counting said day) is at least five (5) and not more than forty (40) full days prior to the date of any meeting of the stockholders, or the date of the payment of any dividend, or the date for the allotment of rights, or the date when any change, conversion or exchange of capital stock shall go into effect may be fixed by the Board of Directors as the record date for the determination of the stockholders entitled to notice of and to vote at any such meeting, or entitled to receive payment of any such dividend or allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of capital stock, and only stockholders of record on the record date so fixed shall be entitled to such notice of or to vote at such meeting or to receive payment of such dividend or allotment of rights, or to exercise such rights, as the case may be.

        After the merger becomes effective, the by-laws of Union Bag - Camp, as they may be amended from time to time, shall be the by-laws of the Corporation.

        6. Employee Benefit Plans. River Raisin's Profit-Sharing Plan for Salaried Employees shall be amended prior to the filing date so as to provide that after the merger becomes effective contributions to the Plan shall be determined with respect to the profits of the River Raisin Division of the Corporation. The Board of Directors of the Corporation shall have all the powers of the Board of Directors of River Raisin under River Raisin's Profit-Sharing Plan for Salaried Employees, including the power to amend or terminate the Plan for years subsequent to 1959. Unless and until otherwise determined by the Board of Directors of the Corporation, all pension and group insurance arrangements of the Constituent Corporations shall continue for the benefit of the employees and retired employees of each of the Constituent Corporations to which they apply and shall remain separate and exclusively for the benefit of such employees.

        7. Termination and Abandonment. Anything herein or elsewhere to the contrary notwithstanding, these Articles of Merger may be terminated and abandoned:

               (a) By mutual consent of the Boards of Directors of the Constituent Corporations, at any time prior to the filing date;

               (b) By the Board of Directors of either Constituent Corporation, at any time after April 15, 1960 and prior to the filing date if:

                      (i) The office of the Commissioner of Internal Revenue
               shall not have ruled that the merger will not result in recognized gain or loss or taxable income to either of the Constituent Corporations or (except to the extent of the proceeds of sale of fractional shares held by River Raisin stockholders) to their stockholders, and

                      (ii) Such Constituent Corporation shall not have received
               an opinion of counsel, satisfactory to its Board, to that effect:

               (c) By the Board of Directors of River Raisin, at any time prior to the filing date if:

                      (i) As a result of any transaction out of the ordinary
               course of business entered into by Union Bag - Camp after the date hereof there has been, in the opinion of the Board, any substantial adverse change in the nature of the business or in the financial condition of Union Bag - Camp, or

                      (ii) There has been any change in Union Bag - Camp's
               present dividend rate:

               (d) By the Board of Directors of Union Bag - Camp, at any time prior to the filing date if, in the opinion of such Board, the merger is impracticable by reason of the possible exercise of such statutory rights, if any, of appraisal and payment for stock as the stockholders of River Raisin shall possess (provided that the merger shall not be deemed impracticable unless objection and demand for payment shall have been duly filed pursuant to the laws of Michigan by holders of more than 20,000 shares of River Raisin Capital Stock); or

               (e) By the Board of Directors of Union Bag - Camp, at any time after April 15, 1960 and prior to the filing date if any person:

                      (i) Was, in the opinion of counsel for Union Bag - Camp,
               an affiliate of River Raisin as defined in paragraph (f) of Rule 133 of the Rules and Regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended, at the time the merger was submitted to a vote of the stockholders of River Raisin, and

                      (ii) Has failed for five (5) days after request therefor,
               delivered to River Raisin by Union Bag Camp prior to the time such vote is taken, to enter into an agreement with Union Bag - Camp, satisfactory to its Board of Directors, representing and warranting that he intends to hold for investment the Capital Stock of the Corporation in which he acquires a beneficial interest by reason of the merger, and indemnifying Union Bag - Camp against any and all costs, liabilities and expense the Corporation may incur under the Securities Act of 1933, as amended, in connection with the merger in the event he fails to retain such Capital Stock for at least two (2) years after the merger becomes effective and he is adjudged to be an underwriter under paragraph (c) of said
               Rule 133.

        In the event of termination and abandonment of these Articles of Merger by the Board of Directors of either of the Constituent Corporations as above provided, written notice shall be given to the other, and thereupon these Articles of Merger shall become wholly void and of no effect and there shall be no liability on the part of either of the Constituent Corporations or its Board of Directors or stockholders.

        8. Effectuation of Merger. These Articles of Merger shall be presented to the stockholders of River Raisin at a special meeting called by its Board of Directors and to be held not later than March 29, 1960. If approved by the stockholders of River Raisin, these Articles of Merger shall be presented for approval to the stockholders of Union Bag - Camp at their annual meeting to be held April 12, 1960. If approved by the stockholders of Union Bag - Camp, these Articles of Merger shall be filed with the State Corporation Commission of Virginia and the Michigan Corporation and Securities Commission, but not sooner than the close of business on April 22, 1960 nor later than the opening of business on May 2, 1960. The date on which these Articles shall first be filed in Virginia or Michigan is hereinabove sometimes referred to as the "filing date".

        9. Undertakings of Directors and Officers. Each director of Union Bag - Camp executing these Articles of Merger thereby undertakes to vote the stock of Union Bag - Camp held by him in favor of the merger when presented to the stockholders of Union Bag - Camp for approval. Each director of River Raisin executing these Articles of Merger thereby undertakes to vote the stock of River Raisin held by him in favor of the merger when presented to the stockholders of River Raisin for approval. Each director and each officer of River Raisin has executed an agreement in the form of Exhibit B hereto wherein he represents and warrants that he is acquiring the Union Bag - Camp Capital Stock issued to him pursuant to the merger for the purpose of investment and not with a view to distribution.

        IN WITNESS WHEREOF, Union Bag - Camp Paper Corporation and River Raisin Paper Company have caused these Articles of Merger to be signed, in two or more counterparts, in their respective corporate names by their respective officers, thereunto duly authorized, and have caused their respective seals to be hereunto affixed and duly attested, and the undersigned directors of each of the said corporations have signed and sealed these presents, all as of the day and year first above written.

                                            UNION BAG - CAMP PAPER CORPORATION

                                                   By  ALEXANDER CALDER, JR.
                                                          President

[Corporate Seal of Union
Bag - Camp Paper Corporation]


Attest:

        SYDNEY J. TAYLOR
                      Secretary

        LAWRENCE D. BARNEY, EDWIN F. BLAIR, SYDNEY K. BRADLEY, ALEXANDER CALDER, ALEXANDER CALDER, JR., LOUIS CALDER, JR., ROBERT G. CALDER, J. L. CAMP, JR., HUGH D. CAMP, JOHN M. CAMP,
W. M. CAMP, THOMAS T. DUNN, ALBERT S. FOOTE, ROBERT W. GROVES, D.J. HARDENBROOK, W. PAUL STILLMAN and HOMER A. VILAS.


 ..............................
     Lawrence D. Barney


 ..............................
       Edwin F. Blair


 ..............................
     Sydney K. Bradley


 ..............................
      Alexander Calder


 ..............................
     Alexander Calder, Jr.


 ..............................
      Louis Calder, Jr.


 ..............................
      Robert G. Calder


 ..............................
      J. L. Camp, Jr.


 ..............................
       Hugh D. Camp


 ..............................
       John M. Camp


 ..............................
        W. M. Camp


 ..............................
      Thomas T. Dunn


 ..............................
      Albert S. Foote


 ..............................
      Robert W. Groves


 ..............................
      D. J. Hardenbrook


 ..............................
      W. Paul Stillman


 ..............................
       Homer A. Vilas


being all or a majority of their number.

                                                   RIVER RAISIN PAPER COMPANY

                                                          By

[Corporate Seal of River Raisin Paper Company]                       President

Attest:

                      Secretary



        ARTHUR J. GOETZ, HAL A. KROEGER, H. L. LAMB, E. C. RONEY,
ALBERT W. SCHULTE, W. P. SMITH and CHAS. L. WOOD.


 ..............................
       Arthur J. Goetz


 ..............................
       Hal A. Kroeger


 ..............................
         H. L. Lamb


 ..............................
         E. C. Roney


 ..............................
      Albert W. Schulte


 ..............................
        W. P. Smith


 ..............................
       Chas. L. Wood


being all or a majority of their number.

                                                                       EXHIBIT A

                                     CHARTER
                                       OF
                       UNION BAG - CAMP PAPER CORPORATION

                              ---------------------

                                    ARTICLE I

        The name of the Corporation is UNION BAG - CAMP PAPER
CORPORATION.

                                   ARTICLE II

        The purpose for which the Corporation is organized is to acquire, own, hold, use, produce, mine, manufacture, process, distribute, mortgage, sell and generally deal in timber, lumber, wood, pulp, board, paper, minerals, metals, chemicals and all products made wholly or partly thereof or therefrom, and all other real and personal property of every kind, without limitation. The Corporation shall have all corporate powers provided by Virginia law, including the power to acquire and hold or guarantee securities of other corporations, but shall not have the powers of a bank, insurance company, railroad or other public service company.

                                   ARTICLE III

        The maximum amount of the Capital Stock of the Corporation is to be $66,666,666 2/3, and the minimum amount is to be $10,000,000; and the Capital Stock is to be divided into shares of the par value of $6 2/3 per share. Each outstanding share of Capital Stock shall be entitled to one vote on each matter submitted to a vote at any meeting of the stockholders of the corporation.

                                   ARTICLE IV

        All stock of the Corporation, whether now or hereafter authorized, may be issued from time to time for such consideration as may be fixed from time to time by the Board of Directors.

                                    ARTICLE V

        All corporate powers shall be exercised by the Board of Directors, except as otherwise required by statute or by the charter as at the time amended.

        The Board of Directors shall have the power to make and alter the by-laws.

        The Board of Directors shall have the right to prescribe reasonable rules and regulations governing any inspection of the books and records by the stockholders.

                                   ARTICLE VI

        The principal office of the Corporation shall be in the County of Isle of Wight, Virginia, and its post office address shall be Franklin, Virginia.

                                   ARTICLE VII

        The amount of real estate to which the holdings of the Corporation are limited is 10,000,000 acres.

                                                                       EXHIBIT B

UNION BAG - CAMP PAPER CORPORATION
233 Broadway
New York 7, N. Y.

                                                                  January , 1960

Dear Sirs:

        Each of the undersigned hereby severally represents and warrants that, in the event of the merger of River Raisin Paper Company into and with Union Bag
- Camp Paper Corporation pursuant to the offer made today by River Raisin, he will acquire the stock of Union Bag - Camp issued to him in connection with such merger for investment and not with a view to distribution.


                                Very truly yours,


 ..............................
      Chas. L. Wood


 ..............................
     Albert W. Schulte


 ..............................
     H. L. Lamb


 ..............................
     W. P. Smith


 ..............................
     Hobart V. Hodge


 ..............................
     Warren M. Pellot


 ..............................
     Arthur J. Goetz


 ..............................
     Hal A. Kroeger


 ..............................
     E. C. Roney


 ..............................
     Fred B. Attwood


 ..............................
     Lawrence P. Jones


 ..............................
     Gerald H. Schuster

                              ARTICLES OF AMENDMENT

                       OF THE ARTICLES OF INCORPORATION OF

                             UNION CAMP CORPORATION


               1. On January 27, 1976, the Board of Directors of Union Camp Corporation (the "Corporation") found that the following proposed amendment of its articles of incorporation was in the best interests of the Corporation and directed that it be submitted to a vote at a meeting of the stockholders of the
Corporation:

                      RESOLVED, that it is hereby declared to be in the best
               interests of this Corporation that the Articles of Incorporation of this Corporation, as heretofore amended, be further amended:

                      (A) To increase the authorized capital stock of the
               Corporation by amending the first paragraph of Article III of such Articles of Incorporation to read as follows:

                      "The total number of shares of authorized capital stock of the Corporation is forty-six million (46,000,000), of which one million (1,000,000) shall be shares of Preferred Stock, having a par value of $1 per share, and forty-five million (45,000,000) shall be shares of Common Stock, having a par value of $1 per share."

                      (B) Two change each two (2) shares of Common Stock, of the par value of $1 per share, which shall have been issued prior to the close of business on the effective date of this amendment into three (3) issued shares of Common Stock, of the par value of $1 per share.

               2. On March 26, 1976, notice of such meeting was given to each stockholder of record entitled to vote at the meeting. Such notice was given in the manner provided in the Virginia Stock Corporation Act and was accompanied by a copy of the proposed amendment.

               3. On April 27, 1976, the meeting of the stockholders was held and the amendment proposed by the Board of Directors, as set forth above, was adopted by a vote of the stockholders.

               4. The number of shares outstanding and entitled to vote on the proposed amendment and the number of shares voted for and against the amendment were as follows:

                             Outstanding and              Shares Voted:
                             Entitled to Vote        For            Against
                             ----------------        ---            -------

Common                   15,133,019           13,443,924             35,047
                                              ----------            -------

Preferred                           None

               5. On the effective date of the amendment the stated capital of the Corporation will be Twenty-Five Million Fourteen Thousand Seven Hundred Eleven Dollars ($25,014,711). The increase in the stated capital is to be effected by a transfer of Eight Million Three Hundred Thirty-Eight Thousand Two Hundred Thirty-Seven Dollars ($8,338,237) from capital surplus (Capital in Excess of Par Value Account) to stated capital (Common Stock Account).

               Executed in the name of the Corporation by the Chairman of the Board of Directors of the Corporation, its President or a Vice President and its Secretary or Assistant Secretary who declare under the penalties of perjury that the facts stated therein are true.

               Dated:  April 27, 1976.


                             UNION CAMP CORPORATION



                                    By
                                       ---------------------------------------
                                                          President


                                 And
                                     ------------------------------------------
                                                          Secretary

                              ARTICLES OF AMENDMENT

                       OF THE ARTICLES OF INCORPORATION OF

                             UNION CAMP CORPORATION


               1. On January 28, 1969, the Board of Directors of the corporation found that the following proposed amendment of its articles of incorporation was in the best interests of the corporation and directed that it be submitted to a vote of the stockholders:
                      RESOLVED, that it is in the best interests of the
               Corporation that the first paragraph of Article III of the Articles of Incorporation be amended to read as follows:

                      "The total number of shares of authorized capital stock of the Corporation is thirty-one million (31,000,000), of which one million (1,000,000) shall be shares of Preferred Stock, having a par value of $1 per share and thirty million (30,000,000) shall be shares of Common Stock, having a par value of $1 per share. At the close of business on the effective date of this amendment each issued share of Common Stock, of the par value of $1 per share, shall be changed into two (2) issued shares of Common Stock, of the par value of $1 per share."

               2. On March 27, 1969, being not less than twenty-five (25) days nor more than fifty (50) days before the meeting of the stockholders to act upon the proposed amendment, written notice of the meeting was given personally or by mail to each stockholder of record entitled to vote on the proposed amendment. The notice stated the place, day and hour of the meeting and the purpose or purposes for which it was called, and was accompanied by a copy of the proposed amendment.
               3. On April 29, 1969, the meeting of the stockholders was held and the amendment proposed by the Board of Directors, as set forth above, was adopted by the stockholders.

               4. The number of shares of stock of the corporation outstanding on the record date, the number of shares entitled to vote on the proposed amendment and the number of shares voted for and against the amendment were as follows:

      Shares of Common Stock outstanding:                      7,486,042

      Shares of Preferred Stock outstanding                    none outstanding
      but not entitled to vote
      Number of Shares entitled to vote:                       7,486,042

      Shares voted:

                 For:             6,801,335

                 Against:            13,654


               5. On the effective date of the amendment the stated capital of the corporation will be Fifteen million six hundred seventy six thousand four hundred seventy four Dollars ($15,676,474). The increase in the stated capital is to be effected by a transfer of Seven million eight hundred thirty eight thousand two hundred thirty seven Dollars ($7,838,237) from Capital in Excess of Par Value Account to Common Stock Account.

               Executed in the name of the corporation by its President or a Vice President and its Secretary or Assistant Secretary who declare under the penalties of perjury that the facts stated therein are true.

               Dated:  April 29, 1969.
                                            UNION CAMP CORPORATION



                                            By
                                               --------------------------------
                                                   Senior Vice President


                                       And
                                           -------------------------------------
                                                   Assistant Secretary

                              ARTICLES OF AMENDMENT

                                     to the

                            ARTICLES OF INCORPORATION

                                       of

                             UNION CAMP CORPORATION


               1. The effect of resolutions of the Board of Directors of this corporation adopted on January 30, 1968 and February 27, 1968 was that the Board of Directors of this corporation found that the best interests of the corporation would be served by amending Article III of the Articles of Incorporation to read as set forth in the form attached hereto as "Exhibit A". It was further directed that the proposed amendment be submitted to a vote of the stockholders.
               2. Between March 26, 1968 and March 28, 1968, inclusive, being not less than twenty-five (25) days nor more than fifty (50) days before the meeting of stockholders to act upon the proposed amendment, written notice of the meeting was given by mail to each stockholder of record entitled to vote on the proposed amendment. The notice stated the place, date and time of the meeting and the purposes for which it was called and was accompanied by a copy of the proposed amendment.
               3. On April 30, 1968, the meeting of stockholders was held and the amendment proposed by the Board of Directors, as set forth above, was adopted by the stockholders.
               4. On the record date there were issued and outstanding 7,481,783 shares (exclusive of shares held in the Treasury) of the only class of stock of the corporation. Each of these shares was entitled to vote on the proposed amendment.

               5. As to that portion of the proposed amendment to Article III dealing with Preemptive Rights, which portion was voted on separately, the number of shares voted for and against were as follows:

                             Shares voted:         FOR           5,411,278
                             Shares voted:         AGAINST         350,540



               6.     As to the balance of said proposed amendment to
Article III, which was also voted on separately, the number of shares voted for and against were as follows:

                             Shares voted:         FOR           5,620,727
                             Shares voted:         AGAINST         156,697


               Executed in the name of the corporation by its Vice President and its Assistant Secretary, who declare under penalties of perjury that the facts hereinabove stated are true.
                                            UNION CAMP CORPORATION



                                            By
                                               --------------------------------
                                                   Vice President


                                       And
                                          --------------------------------------
                                                   Assistant Secretary

                                   ARTICLE III


        The total number of shares of authorized capital stock of the Corporation is sixteen million (16,000,000), of which one million (1,000,000) shall be shares of Preferred Stock having a par value of $1 per share and fifteen million (15,000,000) shall be shares of Common Stock having a par value of $1 per share. Upon the effective date of this amendment each share of Capital Stock of a par value of $6 2/3 per share formerly issued and outstanding shall be a share of Common Stock of a par value of $1 per share.

                               A. PREFERRED STOCK

        1. Preferred Stock may be issued from time to time in one or more series, each of such series to have such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed in this Article and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided.

        2. Authority is hereby expressly granted to the Board of Directors, subject to the provisions of this Article, to authorize the issue of one or more series of Preferred Stock and with respect to each series to fix by resolution or resolutions providing for the issue of such series, to the full extent now or hereafter permitted by the laws of the Commonwealth of Virginia:

               (a) The number of shares to constitute such series and the distinctive designation thereof;

               (b) The dividend rate or rates on the shares of such series and any restrictions, limitations or conditions upon the payment of such dividends; whether dividends shall be cumulative and, if so, from which date or dates, or the basis for determining from which date or dates;

               (c) Whether or not the shares of such series shall be redeemable and, if so, the time or times and the price or prices at which and the other terms and conditions on which the shares may be redeemed;

               (d) The payments or other distributions in addition to any accrued dividends thereon which the holders of shares of such series shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

               (e) Whether or not the shares of such series shall be subject to the operation of a purchase, retirement, sinking or other analogous fund and, if so, the terms and conditions thereof;

               (f) Whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes of stock or shares of any other series of stock or any other securities and, if so, the price or prices or rate or rates of exchange and any adjustments thereof and the other terms and conditions of such conversion or exchange;

               (g) Whether or not the shares of such series shall have any voting powers, which in any case shall be noncumulative, other than those provided for in subparagraphs A5(b) and A5(c) and paragraph A6 of this Article, and, if so, the extent thereof.

        3. All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all shares of Preferred Stock shall rank equally and be identical in all respects, except as permitted by the provisions of paragraph A2 of this Article.

        4. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation shall be made to or set apart for the holders of shares of any class or classes of stock of the Corporation ranking junior to the Preferred Stock, the holders of the shares of each series of the Preferred Stock shall be entitled to receive payment of the amount per share fixed by the Board of Directors in the resolution or resolutions authorizing the issuance of the shares of such series, plus an amount equal to all dividends accrued thereon to the date of final distribution to such holders, but they shall be entitled to no further payment. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of the Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratable in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes of this paragraph A4, the sale, conveyance, exchange or transfer (for cash, shares of stock, other securities or other consideration) of all or substantially all of the property or assets of the Corporation or a consolidation or merger of the Corporation with one or more corporations shall not be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary.

        5. So long as any of the Preferred Stock is outstanding, the Corporation:

               (a) will not declare or pay, or set apart for payment, any dividends (other than dividends payable in shares of any class or classes of stock of the Corporation ranking junior to the Preferred Stock), or make any distribution, on any class or classes of stock of the Corporation ranking junion to the Preferred Stock, and will not redeem, purchase or otherwise acquire, directly or indirectly, whether voluntarily, for a sinking fund, or otherwise, any shares of any class or classes of stock of the Corporation ranking junior to the Preferred Stock, if at the time of making such declaration, payment, setting apart, distribution, redemption, purchase or acquisition the Corporation shall be in default with respect to any dividend payable on or any obligation to retire shares of Preferred Stock provided that, notwithstanding the foregoing, the Corporation may at any time redeem, purchase or otherwise acquire shares of stock of any such junior class in exchange for, or out of the net cash proceeds from the concurrent sale of, other shares of stock of any such junior class;

               (b) will not, without the affirmative vote of the holders of more than 66 2/3% of the shares of Preferred Stock at the time outstanding, given in person or by proxy, at a meeting called for the purpose, at which the holders of the Preferred Stock, regardless of series, shall vote separately as a class, or the written consent of the holders of all the outstanding shares of Preferred Stock (i) create any other class or classes of stock ranking prior to the Preferred Stock either as to dividends or liquidation, or increase the authorized number of shares of any such other class of stock, or (ii) amend, alter or repeal any of the provisions of this Article so as adversely to affect the preferences, rights or powers of the Preferred Stock; and

               (c) will not, without the affirmative vote of the holders of more than 66 2/3% of the shares of any adversely affected series of the Preferred Stock at the time outstanding, given in person or by proxy, at a meeting called for the purpose or the written consent of the holders of all the outstanding shares of such series (the holders of such series of the Preferred Stock consenting or voting, as the case may be, separately as a class), amend, alter or repeal any of the provisions herein or in the resolution or resolutions adopted by the Board of Directors authorizing the issue of such series so as adversely to affect the preferences, rights or powers of the Preferred Stock of such series.

        6. If and whenever dividends on the Preferred Stock shall be in arrears and the arrears shall aggregate an amount at least equal to six quarterly dividends upon such shares, the holders of the Preferred Stock, voting separately as a class regardless of series, shall be entitled, at any annual meeting of stockholders or special meeting held in lieu thereof, or at a special meeting of the holders of the Preferred Stock called as hereinafter provided, to elect two directors. At any time while the holders of the Preferred Stock, voting as a class, are entitled to elect two directors as herein provided, they shall not be entitled to participate with the holders of the Common Stock in the election of any other directors. Whenever all arrears in dividends on the Preferred Stock then outstanding shall have been paid and dividends thereon for the then current dividend period shall have been paid, or declared and a sum sufficient in payment thereof set apart, the right of the holders of the Preferred Stock to elect two directors shall cease, subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in dividends.

        At any time after such voting power shall have been so vested in the holders of the Preferred Stock the Secretary of the Corporation may, and, upon the written request of the holders of record of 10% or more of the Preferred Stock then outstanding addressed to him at the principal office of the Corporation in the United States shall, call a special meeting of the holders of the Preferred Stock for the election of the directors to be elected by them to be held within 30 days after such call and at the place and upon the notice provided by law and in the By-Laws for the holding of meetings of stockholders; provided, however, that the Secretary shall not be required to call such special meeting in the case of any such request received less than 90 days before the date fixed for any annual meeting of stockholders or special meeting held in lieu thereof. If any such special meeting required to be called as provided shall not be called by the Secretary within 30 days after the receipt of any such request, then the holders of record of 10% or more of the Preferred Stock then outstanding may designate in writing one of their number to call such meeting, and the person so designated may call such meeting to be held at the place and upon the notice above provided and for that purpose shall have access to the stock ledger of the Corporation. No such special meeting and no adjournment thereof shall be held on a date later than 30 days before the annual meeting of the stockholders or special meeting held in lieu thereof next succeeding the time when the holders of the Preferred Stock become entitled to elect directors as above provided. If any such special meeting shall be called as above provided, or if the holders of Preferred Stock shall become entitled to elect directors as above provided at any annual meeting of stockholders or special meeting held in lieu thereof, then, by vote of the holders of at least a majority of the shares of the Preferred Stock which are present or represented by proxy at such meeting, the then authorized number of directors of the Corporation shall be increased by two, and at such meeting, and at all subsequent annual meetings of stockholders or special meetings held in lieu thereof until the holders of the Preferred Stock shall be divested of such voting power as above provided, the holders of the Preferred Stock shall be entitled to elect the additional directors so provided for, but any directors so elected shall not hold office beyond the next annual meeting of stockholders or special meeting held in lieu thereof next succeeding the meeting at which such directors are elected. Whenever the holders of the Preferred Stock shall be divested of the voting power as above provided, the terms of office of all persons elected as directors by the holders of the Preferred Stock as a class shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly.

        7. The holders of Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available therefor, preferential cash dividends, at the rate or rates fixed by the Board of Directors in the resolution or resolutions authorizing the various series of Preferred Stock, payable in equal quarterly installments on the first day of February, May, August and November of each year. Dividends in full shall not be declared or paid or set apart for payment on the Preferred Stock of any one series for a dividend period terminating on any dividend date unless dividends in full have been declared or paid or set apart for payment on the Preferred Stock of all series

(other than series with respect to which dividends are not cumulative from a date prior to such dividend date) for the respective dividend periods terminating on such dividend date. When the dividends are not paid in full on all series of the Preferred Stock, the shares of all series shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were declared and paid in full. Accruals of dividends shall not bear interest.

                                 B. COMMON STOCK

        1. Except as provided by the laws of the Commonwealth of Virginia, by these Articles of Incorporation or by the resolution or resolutions of the Board of Directors of the Corporation authorizing any series of Preferred Stock, the exclusive voting power for all purposes shall be vested in the holders of Common Stock. Should the affirmative vote or written consent of the holders of Preferred Stock or any series of Preferred Stock at the time outstanding be required for any purpose, the vote or consent of the holders of Common Stock shall not also be required unless the action to be taken would adversely affect the preferences, rights or powers of the Common Stock or unless such vote or consent or holders of Common Stock would be required even if there were no Preferred Stock.

        2. In the event of any liquidation, dissolution or winding up of the Corporation, the holders of the Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amounts to which the holders of the Preferred Stock shall be entitled, to share ratably in the remaining net assets of the Corporation.

                                PREEMPTIVE RIGHTS

        No stockholder shall have any preemptive or preferential right to subscribe for or purchase any of the authorized shares of stock of the Corporation, whether unissued or in the treasury, or any obligations or other securities convertible into or carrying any option or other right to subscribe for or purchase any of said shares of the stock of the Corporation, or any optional or other right to subscribe for or purchase any of the foregoing, whether the same be issued for cash, property, services or otherwise and whenever the same may be issued or sold.

                              ARTICLES OF AMENDMENT

                       OF THE ARTICLES OF INCORPORATION OF

                        UNION BAG-CAMP PAPER CORPORATION


        1. On January 25, 1966, the Board of Directors of the corporation found that the following proposed amendment of its articles of incorporation was in the best interests of the corporation and directed that it be submitted to a vote of the stockholders:
               RESOLVED, That, in the judgment of the Board of Directors of the Union Bag-Camp Paper Corporation, it is deemed advisable to amend the Charter so as to change the name of the Company from Union Bag-Camp Paper Corporation, its present name, to Union Camp Corporation, and that to that end Article I be changed to read as follows:

                                   "ARTICLE I

                             "The name of the Corporation is
                             Union Camp Corporation."

        2. On March 29, 1966, being not less than twenty-five (25) days nor more than fifty (50) days before the meeting of the stockholders to act upon the proposed amendment, written notice of the meeting was given personally or by mail to each stockholder of record entitled to vote on the proposed amendment. The notice stated the place, day and hour of the meeting and the purpose or purposes for which it was called, and was accompanied by a copy of the proposed amendment.
        3. On April 26, 1966, the meeting of the stockholders [not legible] on the record date, the number of shares entitled to vote on the proposed amendment, the number of shares voted for and against the amendment, the number of shares of each class or series entitled to vote as a class, and the number of shares of each such class or series voted for or against the amendment were as follows:

        Shares outstanding, all classes, 7,671,557.
        Shares entitled to vote, all classes, 7,671,557.
        Shares, all classes, voted: FOR 6,808,746; AGAINST 13,730.
        Executed in the name of the corporation by its President or a Vice President and its Secretary or Assistant Secretary who declare under the penalties of perjury that the facts stated therein are true.
        Dated April 26, 1966.
                                          UNION BAG-CAMP PAPER CORPORATION


                                          By _____________________________
                                                       Vice President


                                           And ____________________________
                                                       Secretary

                               ARTICLES OF MERGER

                      OF VIRGINIA AND FOREIGN CORPORATIONS

        The undersigned corporation, pursuant to Section 13.1-76 of the Code of Virginia, hereby execute the following Articles of Merger.
                                       ONE
        The names of the corporations proposing to merge and the names of the States under the laws of which such corporations are incorporated, are as follows:


        Name of the Corporation                    State of Incorporation
        -----------------------                    ----------------------
Union Bag-Camp Paper Corporation
  (hereinafter sometimes called
  "Union")                                                Virginia

Highland Container Company
  (hereinafter sometimes called
  "Highland")                                         North Carolina

                                       TWO

        The laws of North Carolina, the State under which the foreign corporation is organized, permit such merger.
                                      THREE
        The name of the surviving corporation shall be Union Bag-Camp Paper Corporation, and it shall be a corporation of the Commonwealth of Virginia.
                                      FOUR
        The plan of merger is as follows:
        A. Highland Container Company ("HIGHLAND"), is a corporation duly incorporated and existing under the laws of the State of North Carolina.
        B. Union Bag-Camp Paper Corporation ("UNION") is a corporation duly incorporated and existing under the laws of the Commonwealth of Virginia.

        C. UNION owns and holds all shares of Common Capital Stock (hereinafter called the "Capital Stock") of HIGHLAND.
        D. The terms and conditions of the merger and the mode of carrying the same into effect, and the manner and basis of converting the shares of the merged corporation into shares of the surviving corporation, shall be as follows:
               1. HIGHLAND shall be merged into UNION, the surviving corporation, which corporation shall retain the name Union Bag-Camp Paper Corporation.
               2. Said merger shall be effected under and pursuant to the provisions of ARTICLE VIII of the Business Corporation Act of the State of North Carolina, and under and pursuant to the provisions of Section 13.1-76 of the Stock Corporation Act of the Commonwealth of Virginia.
               3. Articles of Merger shall be executed and filed in accordance with the provisions of said Article VIII of the Business Corporation Act of the State of North Carolina and said Section 13.1-76 of the Stock Corporation Act of the Commonwealth of Virginia.
               4. The manner of converting the shares of HIGHLAND into shares of said UNION shall be as follows:
                      Upon consummation of the merger, all shares of Capital Stock of HIGHLAND shall be surrendered for cancellation, and shall be cancelled; and shall be and become merged into and represented by the presently outstanding shares of UNION, the surviving corporation.
               5. No increase in the capital of said surviving corporation is hereby contemplated.

        E. The surviving corporation shall be vested with all the property, rights, privileges, franchises, leases, contracts, patents, trademarks, licenses, registrations, and other assets of every kind and description of said HIGHLAND without further act or deed, and shall be responsible for all the liabilities and obligations of said HIGHLAND as well as all liabilities and obligations of said UNION.
                                      FIVE
        The Board of Directors of UNION, a Virginia corporation, approved in the manner provided by the Virginia Stock Corporation Act the foregoing plan at a meeting of said Board held on November 6, 1959.
                                       SIX
        HIGHLAND has 78,000 shares of common capital stock outstanding, all of which are owned by Union Bag-Camp Paper Corporation. HIGHLAND has no other class of stock outstanding.
                                      SEVEN
        All conditions required by the laws of the Commonwealth of Virginia and the State of North Carolina applicable to the proposed merger have been satisfied.
        IN WITNESS WHEREOF, each of the corporations has caused these articles to be executed in its name by its President and its Assistant Secretary, as of the ____ day of ___________, 1959.
                                            UNION BAG-CAMP PAPER CORPORATION


                                            By ____________________________
                                                          President


                                            By ____________________________
                                                    Assistant Secretary

                                            HIGHLAND CONTAINER COMPANY


                                            By _____________________________
                                                          President


                                            By _____________________________
                                                           Secretary

STATE OF NEW YORK            )
                             ) ss.:
COUNTY OF NEW YORK           )


               Before me, a Notary Public of the State of New York personally appeared A. Calder, Jr. and Walter C. Taylor, Jr.
               who, being duly sworn, did depose and say that they are respectively the President and Assistant Secretary of UNION BAG-CAMP PAPER CORPORATION, a corporation, created and existing under the laws of the Commonwealth of Virginia; that as such officers they executed the attached Articles of Merger as and for the act and deed of said corporation, acting under authority of the Board of Directors thereof; that they saw the corporate seal of the said corporation affixed thereto, and that the seal so affixed is the common and corporate seal of the said corporation and that the statements contained in said Articles of Merger are true and correct to the best of their knowledge and belief.


                                                   ---------------------------
Sworn to and subscribed                                          President
before me this ____ day of
________________, 1959.

                                                   ----------------------------
                                                          Assistant Secretary
----------------------------


STATE OF NORTH CAROLINA                     )
                                            ) ss.:
COUNTY OF GUILFORD                          )


               Before me, a Notary Public of the State of North Carolina, personally appeared J. T. Harrison and Ralph E. Bell who, being duly sworn, did depose and say that they are respectively the President and Assistant Secretary of HIGHLAND CONTAINER COMPANY, a corporation, created and existing under the laws of the State of North Carolina; that on November 19, 1959, he Directors of HIGHLAND CONTAINER COMPANY in meeting duly called and held at High Point in the State of North Carolina, unanimously approved the foregoing articles of merger of HIGHLAND CONTAINER COMPANY and UNION BAG - CAMP PAPER CORPORATION; and that on the same day at a meeting of the Shareholders of HIGHLAND CONTAINER COMPANY, all the Capital Stock of HIGHLAND CONTAINER COMPANY consisting of 78,000 shares of Capital Common Stock were voted in favor of approval of said articles of merger; that HIGHLAND
CONTAINER COMPANY had no other Capital Stock issued and outstanding on the date of aforesaid meeting of the Directors and Stockholders; that on said date all the outstanding capital stock of HIGHLAND CONTAINER COMPANY was owned by UNION BAG - CAMP PAPER CORPORATION; that as such officers they executed the above and foregoing articles of Merger as and for the act and deed of said corporation, acting under authority of the Board of Directors thereof; that they saw the corporate seal of the said corporation affixed thereto, and that the seal so affixed is the common and corporate seal of the said corporation and that the statements contained in said Articles of Merger are true and correct to the best of their knowledge and belief.



                                              ------------------------
                                                      President

Sworn to and subscribed before me
this ______ day of ___________, 1959.         ________________________
                                                   Assistant Secretary


------------------------------------

              ARTICLES OF MERGER OF RIVER RAISIN PAPER COMPANY INTO
                       UNION BAG - CAMP PAPER CORPORATION

        (a) The plan of merger of River Raisin Paper Company into Union Bag - Camp Paper Corporation shall be as set forth in Annex I hereto.

        (b) A meeting of the Board of Directors of Union Bag - Camp Paper Corporation was held on January 26, 1960 at which said plan of merger was approved; on March 10, 1960 notice of submission of said plan of merger to the stockholders of said corporation was given in the manner provided in the Virginia Stock Corporation Act and was accompanied by a copy of said plan of merger; and at the annual meeting of said stockholders held on April 12, 1960 said plan of merger was adopted by said stockholders.

        (c) At the close of business on February 29, 1960, the record date fixed by the Board of Directors of said corporation for the determination of stockholders entitled to vote at said annual meeting, there were outstanding 7,382,744 shares of Capital Stock of the par value of $6 2/3 each of said corporation all of which were entitled to vote upon said plan of merger.

        (d) At said annual meeting 6,323,784 shares of said Capital Stock were voted for said plan of merger and 24,071 shares of said Capital Stock were voted against said plan of merger.

        (e) The stated capital of Union Bag - Camp Paper Corporation on the effective date of the merger contemplated by said plan of merger will be $51,821,180 plus, in the event said merger becomes effective after May 31, 1960 $6 2/3 for each share of such Capital Stock issued after that date pursuant to stock options outstanding under the Employee Stock Option Plan of said corporation.

        (f)    Said merger is permitted by the laws of Michigan.

        (g) All conditions required by the laws of Michigan with respect to said merger have been satisfied.

        In Witness Whereof, Union Bag - Camp Paper Corporation and River Raisin Paper Company have caused these Articles of Merger to be signed this 29th day of April, 1960, in their respective names by their respective proper officers, thereunto duly authorized, who declare under penalty of perjury that the facts stated therein are true.

                                            UNION BAG - CAMP PAPER CORPORATION


                                            By _______________________________
                                                          Vice President


                                            ----------------------------------
                                                          Assistant Secretary

                                            RIVER RAISIN PAPER COMPANY


                                            By ______________________________
                                                          Vice President


                                            ----------------------------------
                                                          Secretary

                                                                         ANNEX I

        THESE ARTICLES OF MERGER, made and entered into this 26th day of January, 1960, by and between Union Bag - Camp Paper Corporation (hereinafter sometimes called "Union Bag - Camp") and the Directors thereof, parties of the first part, and River Raisin Paper Company (hereinafter sometimes called "River Raisin") and the Directors thereof, parties of the second part;

        Union Bag - Camp is a Virginia corporation, organized under the laws of Virginia pursuant to an agreement of merger recorded October 30, 1944, between Camp Manufacturing Company, a Virginia corporation, and Chesapeake-Camp Corporation, a Virginia corporation, under the name of Chesapeake-Camp Corporation. Its name was changed to Camp Manufacturing Company, Incorporated, by an amendment to its charter on July 14, 1945, and its charter was subsequently amended on the 16th day of December, 1946. Its name was further changed to Union Bag - Camp Paper Corporation, and its charter was further amended, pursuant to an agreement of merger with Union Bag & Paper Corporation recorded July 12, 1956. Its executive offices are at 233 Broadway, New York, New York, and its principal office is located in the County of Isle of Wight, near Franklin, Virginia. Under its charter its total authorized capital stock consists of 10,000,000 shares of the par value of $6 2/3 each, of which 7,382,930 shares are outstanding on the date of these Articles.

        River Raising is a Michigan corporation, organized under the laws of Michigan pursuant to Articles of Incorporation dated June 24, 1910, and its corporate term was extended on June 19, 1940. Its Capital Stock was increased on July 29, 1910, December 29, 1916, February 16, 1917 and January 31, 1921. Its charter was amended on January 31, 1921, August 26, 1926 and April 14, 1942. Its principal office, and its executive officers, are located in the City of Monroe, Monroe County, Michigan. Under its charter its total authorized capital stock consists of 500,000 shares of the par value of $5 each, of which 463,215 shares are outstanding on the date of these Articles.

        Union Bag - Camp and River Raisin (hereinafter sometimes referred to as the "Constituent Corporations") were organized for such purposes as permit their merger in accordance with the laws of Virginia and Michigan.

        The respective Boards of Directors of the Constituent Corporations, in pursuance of the plan of reorganization of both of said Corporations, deem it desirable, to the end that wider diversification of business and product, more efficient use of facilities and greater economies in operation may be realized and otherwise and generally for the advantage and welfare of the said Corporations and their several and respective stockholders, to merge River Raisin into Union Bag - Camp, under and pursuant to the laws of the State of Michigan and of the Commonwealth of Virginia and the plan of merger hereinafter described, all as hereinafter provided.

        NOW, THEREFORE, THESE ARTICLES WITNESSETH: That in consideration of the premises and of the mutual agreements, provisions, covenants and promises herein contained, it is hereby agreed by and between the parties hereto that River Raisin shall be merged into Union Bag - Camp, and Union Bag - Camp shall continue in existence as the surviving corporation under the laws of Virginia with the name of Union Bag - Camp Paper Corporation (hereinafter referred to as the "Corporation"). The parties hereto, by these presents, hereby prescribe the terms and conditions of the said merger and the mode of carrying the same into effect, which terms and conditions and mode of carrying the same into effect the parties hereto do mutually and severally agree and covenant to observe, keep and perform: that is to say:

                                    ARTICLE I

        The charter of Union Bag - Camp as heretofore amended, and as set forth in Exhibit A hereto, shall continue in effect as the charter of the Corporation after the merger becomes effective and until further amended pursuant to the laws of Virginia.

                                   ARTICLE II

        After the merger becomes effective and until otherwise determined by the Board of Directors of the Corporation, the business of River Raisin shall be continued as a division of the Corporation under the River Raisin name.

                                   ARTICLE III

        1. Merger Subject to Approval. These Articles of Merger are entered into subject to the approval of, and shall be submitted to, the stockholders of the respective Constituent Corporations, as provided by law, at meetings which shall be held as hereinafter provided, and subject to written approval of The Prudential Insurance Company of America, as required by outstanding loan agreements with River Raisin, to be given prior to the filing date, as same is defined in Section 8 of this Article III. The Constituent Corporations shall do all such other acts and things as shall be necessary or desirable in order to effectuate the merger.

        2. Effect of Merger upon Stock of Constituent Corporations. When the merger becomes effective:

               (a) Each share of Capital Stock (par value $6 2/3 per share) of Union Bag - Camp, which shall be issued and outstanding shall continue to be one share of Capital Stock (par value $6 2/3 per share) of the Corporation; and

               (b) Each share of Capital Stock of River Raisin (par value $5 per share) which shall be issued and outstanding (excluding any shares then held in the treasury of River Raisin, which shares shall cease to exist and shall be cancelled) shall be thereby converted into five-sixths (5/6) of a share of Capital Stock (par value $6 2/3 per share) of the Corporation.

        At any time after the date of issuance of a Certificate of Merger by the State Corporation Commission of Virginia, each holder of an outstanding certificate or certificates theretofore representing Capital Stock of River Raisin may surrender the same to the Corporation, and such holder shall be entitled, upon such surrender, to receive in exchange therefore a certificate or certificates representing the number of full shares of Capital Stock of the Corporation into which the shares of stock of River Raisin theretofore represented by the certificate or certificates so surrendered shall have been converted as aforesaid. Such exchange shall be at the expense of the Corporation. Until so surrendered, each outstanding certificate which prior to the effective date of the merger, represented shares of stock of River Raisin shall be deemed for all corporate purposes to evidence ownership of the full shares of stock of the Corporation into which the same shall have been so converted; provided, however, that no dividend payable to the holders of record of Capital Stock of the Corporation as of any date after the merger becomes effective shall be paid to a holder of a River Raisin certificate or certificates until such certificate or certificates shall be surrendered, but upon surrender of any such certificate or certificates, the amount of dividends which have theretofore become payable but have not been paid with respect to the number of full shares of Capital Stock of the Corporation represented by such certificate or certificates shall be paid to the holder in whose name the certificate or certificates for Capital Stock of the Corporation shall be issued.

        The Corporation shall not be required to issue a certificate for any fraction of a share of its Capital Stock resulting from conversion of River Raisin Capital Stock. After the date of issuance of a Certificate of Merger by the State Corporation Commission of Virginia, and until June 30, 1960, the Corporation shall make arrangements, at the expense of the Corporation, for the sale of fractional shares and for the completion of full shares by the purchase of additional fractional shares. Pursuant to such arrangements, all fractional shares not sold or completed prior to July 1, 1960 shall be sold on that date for the account of the holders thereof.

        3. Restrictions on Action by River Raisin. Unless these Articles of Merger shall be terminated and abandoned pursuant to the provisions hereof, River Raisin shall not without the prior written consent of Union Bag - Camp:

               (a) Take any action or enter into any transaction out of the ordinary course of business other than the construction of a new plant in the Benton Harbor, Michigan area at a cost not in excess of $500,000 and the disposition of the three (3) shares of Florida Gulf Fibre Company held by it;

               (b) Issue or sell, or grant rights to purchase or subscribe to, any equity securities of River Raisin; or

               (c) Pay or declare any dividend, or make any distribution, other than a regular quarterly dividend at a rate not in excess of twenty (20) cents per share of its Capital Stock.

        4. Effect of Merger on Property. When the merger becomes effective, all the property, rights, privileges, franchises, leases, contracts, patents, trade-marks, licenses, registrations and other assets of every kind and description of River Raisin shall be transferred to, vested in and devolved upon the Corporation, without further act or deed, and all property, rights and every other interest of River Raisin shall be as effectively the property of the Corporation as they were of River Raisin. River Raisin hereby agrees, from time to time as and when requested by Union Bag - Camp or by its successors or assigns, to execute, or cause to be executed, all such deeds and instruments, and to take, or cause to be taken, such further or other action as the Corporation may deem necessary or desirable in order to vest in and confirm to the Corporation title to, and possession of, any property of River Raisin acquired or to be acquired by reason of or as a result of the merger, and otherwise to carry out the intent and purposes hereof, and the proper officers and directors of River Raisin and the proper officers and directors of the Corporation are fully authorized in the name of River Raisin or otherwise to take any and all such action; provided, however, that no such deed or other instrument need be delivered to Union Bag - Camp prior to the filing date as defined in Section 8 of this Article III.

        5. By-laws. On or before February 15, 1960, the Board of Directors of River Raisin Paper Company will amend the by-laws of River Raisin by adding the following provision:

               The close of business of any day which (not counting said day) is at least five (5) and not more than forty (40) full days prior to the date of any meeting of the stockholders, or the date of the payment of any dividend, or the date for the allotment of rights, or the date when any change, conversion or exchange of capital stock shall go into effect may be fixed by the Board of Directors as the record date for the determination of the stockholders entitled to notice of and to vote at any such meeting, or entitled to receive payment of any such dividend or allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of capital stock, and only stockholders of record on the record date so fixed shall be entitled to such notice of or to vote at such meeting or to receive payment of such dividend or allotment of rights, or to exercise such rights, as the case may be.

After the merger becomes effective, the by-laws of Union Bag Camp, as they may be amended from time to time, shall be the by-laws of the Corporation.

        6. Employee Benefit Plans. River Raisin's Profit-Sharing Plan for Salaried Employees shall be amended prior to the filing date so as to provide that after the merger becomes effective contributions to the Plan shall be determined with respect to the profits of the River Raisin Division of the Corporation. The Board of Directors of the Corporation shall have all the powers of the

Board of Directors of River Raisin under River Raisin's Profit-Sharing Plan for Salaried Employees, including the power to amend or terminate the Plan for years subsequent to 1959. Unless and until otherwise determined by the Board of Directors of the Corporation, all pension and group insurance arrangements of the Constituent Corporations shall continue for the benefit of the employees and retired employees of each of the Constituent Corporations to which they apply and shall remain separate and exclusively for the benefit of such employees.

        7. Termination and Abandonment. Anything herein or elsewhere to the contrary notwithstanding, these Articles of Merger may be terminated and abandoned:

               (a) By mutual consent of the Boards of Directors of the Constituent Corporations, at any time prior to the filing date;

               (b) By the Board of Directors of either Constituent Corporation, at any time after April 15, 1960 and prior to the filing date if;

                      (i) The office of the Commissioner of Internal Revenue
               shall not have ruled that the merger will not result in recognized gain or loss or taxable income to either of the Constituent Corporations or (except to the extent of the proceeds of sale of fractional shares held by River Raisin stockholders) to their stockholders, and

                      (ii) Such Constituent Corporation shall not have received an opinion of counsel, satisfactory to its Board, to that effect;

               (c) By the Board of Directors of River Raisin, at any time prior to the filing date if;

                      (i) As a result of any transaction out of the ordinary
               course of business entered into by Union Bag Camp after the date hereof there has been, in the opinion of the Board, any substantial adverse change in the nature of the business or in the financial condition of Union Bag - Camp, or

                      (ii) There has been any change in Union Bag -
               Camp's present dividend rate;

               (d) By the Board of Directors of Union Bag - Camp, at any time prior to the filing date if, in the opinion of such Board, the merger is impracticable by reason of the possible exercise of such statutory rights, if any, of appraisal and payment for stock as the stockholders of River Raisin shall possess (provided that the merger shall not be deemed impracticable unless objection and demand for payment shall have been duly filed pursuant to the laws of Michigan by holders of more than 20,000 shares of River Raisin Capital Stock); or

               (e) By the Board of Directors of Union Bag - Camp, at any time after April 15, 1960 and prior to the filing date if any person:

                      (i) Was, in the opinion of counsel for Union Bag Camp, an
               affiliate of River Raisin as defined in paragraph (f) of Rule 133 of the Rules and Regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended, at the time the merger was submitted to a vote of the stockholders of River Raisin, and

                      (ii) Has failed for five (5) days after request therefor,
               delivered to River Raisin by Union Bag - Camp, satisfactory to its Board of Directors, representing and warranting that he intends to hold for investment the Capital Stock of the Corporation in which he acquires a beneficial interest by reason of the merger, and indemnifying Union Bag - Camp against any and all costs, liabilities and expense the Corporation may incur under the Securities Act of 1933, as amended, in connection with the merger in the event he fails to retain such Capital Stock for at least two (2) years after the merger becomes effective and he is adjudged to be an underwriter under paragraph (c) of said Rule 133.

        In the event of termination and abandonment of these Articles of Merger by the Board of Directors of either of the Constituent Corporations as above provided, written notice shall be given to the other, and thereupon these Articles of Merger shall become wholly void and of no effect and there shall be no liability on the part of either of the Constituent Corporations or its Board of Directors or stockholders.

        8. Effectuation of Merger. These Articles of Merger shall be presented to the stockholders of River Raisin at a special meeting called by its Board of Directors and to be held not later than March 29, 1960. If approved by the stockholders of River Raisin, these Articles of Merger shall be presented for approval to the stockholders of Union Bag - Camp at their annual meeting to be held April 12, 1960. If approved by the stockholders of Union Bag Camp, these Articles of Merger shall be filed with the State Corporation Commission of Virginia and the Michigan Corporation and Securities Commission, but not sooner than the close of business on April 22, 1960 nor later than the opening of business on May 2, 1960. The date on which these Articles shall first be filed in Virginia or Michigan is hereinabove sometimes referred to as the "filing date".

        9. Undertakings of Directors and Officers. Each director of Union Bag - Camp executing these Articles of Merger thereby undertakes to vote the stock of Union Bag - Camp held by him in favor of the merger when presented to the stockholders of Union Bag - Camp for approval. Each director of River Raisin executing these Articles of Merger thereby undertakes to vote the stock of River Raisin held by him in favor of the merger when presented to the stockholders of River Raisin for approval. Each director and each officer of River Raisin has executed an agreement in the form of Exhibit B hereto wherein he represents and warrants that he is acquiring the Union Bag - Camp Capital Stock issued to him pursuant to the merger for the purpose of investment and not with a view to distribution.

        IN WITNESS WHEREOF, Union Bag - Camp Paper Corporation and River Raisin Paper Company have caused these Articles of Merger to be signed, in two or more counterparts, in their respective corporate names by their respective officers, thereunto duly authorized, and have caused their respective seals to be hereunto affixed and duly attested, and the undersigned directors of each of the said corporations have signed and sealed these presents, all as of the day and year first above written.

                                            UNION BAG - CAMP PAPER CORPORATION


                                              By ALEXANDER CALDER, JR.
                                                              President

[Corporate Seal of Union
Bag - Camp Paper Corporation]


Attest:

        SYDNEY J. TAYLOR
                      Secretary

        LAWRENCE D. BARNEY, EDWIN F. BLAIR, SYDNEY K. BRADLEY, ALEXANDER CALDER, ALEXANDER CALDER, JR., LOUIS CALDER, JR., ROBERT
G. CALDER, J. L. CAMP, JR., HUGH D. CAMP, JOHN M. CAMP, W. M. CAMP, THOMAS T. DUNN, ALBERT S. FOOTE, ROBERT W. GROVES, D. J. HARDENBROOK, W. PAUL STILLMAN AND HOMER A. VILAS.

--------------------------------               ------------------------------
        Lawrence D. Barney                               John M. Camp

--------------------------------               ------------------------------
           Edwin F. Blair                                 W. M. Camp

--------------------------------               ------------------------------
        Sydney K. Bradley                               Thomas T. Dunn

--------------------------------               ------------------------------
        Alexander Calder                                Albert S. Foote

--------------------------------               ------------------------------
   Alexander Calder, Jr.                               Robert W. Groves

--------------------------------               ------------------------------
        Louis Calder, Jr.                              D. J. Hardenbrook

--------------------------------               ------------------------------
          Robert G. Calder                              W. Paul Stillman

--------------------------------               ------------------------------
        J. L. Camp, Jr.                                 Homer A. Vilas

--------------------------------
          Hugh D. Camp
being all or a majority of their number.

                                                   RIVER RAISIN PAPER COMPANY

                                                          By
[Corporate Seal of River Raisin Paper Company]                   President

Attest:




                             Secretary

        ARTHUR J. GOETZ, HAL A. KROEGER, H. L. LAMB, E. C. RONEY,
ALBERT W. SCHULTE, W. P. SMITH AND CHAS L. WOOD



--------------------------------                ------------------------------
        Arthur J. Goetz                                  Albert W. Schulte

--------------------------------                ------------------------------
          Hal A. Kroeger                                  W. P. Smith

--------------------------------               ------------------------------
           H. L. Lamb                                     Chas. L. Wood

--------------------------------
            E. C. Roney
being all or a majority of their number.

                                                                      Exhibit A

                                     CHARTER
                                       OF
                       UNION BAG - CAMP PAPER CORPORATION

                                    ---------

                                    ARTICLE I

        The name of the Corporation is Union Bag - Camp Paper
Corporation.

                                   ARTICLE II

        The purpose for which the Corporation is organized is to acquire, own, hold, use, produce, mine, manufacture, process, distribute, mortgage, sell and generally deal in timber, lumber, wood, pulp, board, paper, minerals, metals, chemicals and all products made wholly or partly thereof or therefrom, and all other real and personal property of every kind, without limitation. The Corporation shall have all corporate powers provided by Virginia law, including the power to acquire and hold or guarantee securities of other corporations, but shall not have the powers of a bank, insurance company railroad or other public service company.

                                   ARTICLE III

        The maximum amount of the Capital Stock of the Corporation is to be $66,666,666 2/3, and the minimum amount is to be $10,000,000; and the Capital Stock is to be divided into shares of the par value of $6 2/3 per share. Each outstanding share of Capital Stock shall be entitled to one vote on each matter submitted to a vote at any meeting of the stockholders of the corporation.

                                   ARTICLE IV

        All stock of the Corporation, whether now or hereafter authorized, may be issued from time to time for such consideration as may be fixed from time to time by the Board of Directors.


                                    ARTICLE V

        All corporate powers shall be exercised by the Board of Directors, except as otherwise required by statute or by the charter as at the time amended.

        The Board of Directors shall have the power to make and alter the by-laws.

        The Board of Directors shall have the right to prescribe reasonable rules and regulations governing any inspection of the books and records by the stockholders.

                                   ARTICLE VI

        The principal office of the Corporation shall be in the County of Isle of Wight, Virginia, and its post office address shall be Franklin, Virginia.

                                   ARTICLE VII

        The amount of real estate to which the holdings of the Corporation are limited is 10,000,000 acres.

                                                                       Exhibit B

UNION BAG - CAMP PAPER CORPORATION
233 Broadway
New York 7, N.Y.

                                                                January  , 1960

Dear Sirs:

        Each of the undersigned hereby severally represents and warranty that, in the event of the merger of River Raisin Paper Company into and with Union Bag
- Camp Paper Corporation pursuant to the offer made today by River Raisin, he will acquire the stock of Union Bag - Camp issued to him in connection with such merger for investment and not with a view to distribution.

                                Very truly yours,

--------------------------------                ------------------------------
           Chas. L. Wood                                Arthur J. Goetz

--------------------------------                ------------------------------
       Albert W. Schulte                                Hal A. Kroeger

--------------------------------                ------------------------------
               H. L. Lamb                                 E. C. Roney

--------------------------------                ------------------------------
               W. P. Smith                              Fred B. Attwood

--------------------------------                ------------------------------
          Hobart V. Hodge                              Lawrence P. Jones

--------------------------------                ------------------------------
          Warren M. Pellot                             Gerald H. Schuster

                               ARTICLES OF MERGER

                      OF VIRGINIA AND FOREIGN CORPORATIONS

        The undersigned corporations, pursuant to Section 13.1-76 of the Code of Virginia, hereby execute the following articles of merger.
                                       ONE
        The names of the corporations proposing to merge and the names of the States under the laws of which such corporations are incorporated, are as follows:

        Name of Corporation                               State of Incorporation
        -------------------                               ----------------------
Union Bag - Camp Paper Corporation
(hereinafter sometimes called
"Union")                                                           Virginia

Universal Paper Bag Company
(hereinafter sometimes called
"Universal")                                                        Pennsylvania

                                       TWO

        The laws of Pennsylvania, the state under which the foreign corporation is organized, permit such merger.
                                      THREE
        The name of the surviving corporation shall be Union Bag Camp Paper Corporation, and it shall be a corporation of the state of Virginia.
                                      FOUR
        The plan of merger is as follows:
        A. UNIVERSAL is a corporation duly incorporated and existing under the laws of the Commonwealth of Pennsylvania.
        B. UNION is a corporation duly incorporated and existing under the laws of the Commonwealth of Virginia.
        C. UNION owns and holds all shares of the capital stock of UNIVERSAL, which has no other class of stock outstanding.

        D. The terms and conditions of the merger and the mode of carrying the same into effect, and the manner and basis of converting the shares of the merged corporation into shares of the surviving corporation, shall be as follows:
               1. UNIVERSAL shall be merged into UNION, which shall be the surviving corporation.
               2. Said merger shall be effected under and pursuant to the provisions of Article IX of the Business Corporation Law of the Commonwealth of Pennsylvania, and under and pursuant to the provisions of Section 13.1-76 of the Stock Corporation Act of the Commonwealth of Virginia.
               3. Articles of Merger shall be executed and filed in accordance with the provisions of said Article IX of the Business Corporation Law of the Commonwealth of Pennsylvania and said Section 13.1-76 of the Stock Corporation Act of the Commonwealth of Virginia.
               4. The manner of converting the shares of UNIVERSAL into shares of said Union shall be as follows: Upon consummation of the merger, all shares of capital stock of UNIVERSAL shall be surrendered for cancellation, and shall be cancelled; and shall be and become merged into and represented by the presently outstanding shares of UNION, the surviving corporation.
               5. No increase in the capital of said surviving corporation is hereby contemplated.
        E. The surviving corporation shall be responsible for all the liabilities and obligations of said UNIVERSAL as well as all liabilities and obligations of said UNION.

                                      FIVE
        1. As to Union Bag - Camp Paper Corporation, a Virginia Corporation, the board of directors approved the foregoing plan at a meeting on December 5, 1958 in the manner provided by the Virginia Stock Corporation Act. Under the provisions of Section 13.1-76 of the Virginia Stock Corporation Act, no vote of the stockholders was required to adopt the Plan of Merger.
                                       SIX
               As to Universal Paper Bag Company, the number of shares outstanding is 2,985, all of which are owned by Union Bag - Camp Paper Corporation.
                                      SEVEN
               All conditions required by the laws of the State of Virginia and the State of Pennsylvania applicable to the proposed merger have been satisfied.
                                      EIGHT
               The amount of stated capital of the surviving corporation on the effective date of the merger will be: Forty-Nine Million, Twenty-One Thousand, Two Hundred Forty-Six Dollars and Sixty-Seven
Cents ($49,021,246.67).
               IN WITNESS WHEREOF, each of the corporations has caused these articles to be executed in its name by its President and its Assistant Secretary, as of the ____ day of December, 1958.
                                            UNION BAG - CAMP PAPER CORPORATION


                                            By _______________________________
                                                                 President


                                            By _______________________________
                                                          Assistant Secretary

                                            UNIVERSAL PAPER BAG COMPANY


                                            By _______________________________
                                                        President


                                            By _______________________________
                                                          Secretary

STATE OF NEW YORK            )
                             : ss.:
COUNTY OF NEW YORK           )


               I, _________________________, a notary public for the County and State aforesaid, do hereby certify that on this _____ day of December, 1958, personally appear before me Alexander Calder, Jr., who being by me first duly sworn, declared that he is the President of Union Bag - Camp Paper Corporation, that he signed the foregoing articles as President of the corporation and that the statements therein contained are true.

                                               ---------------------------
                                                        Notary Public

My commission expires _______________

STATE OF NEW YORK            )
                             : ss.:
COUNTY OF NEW YORK           )


               I, _________________________, a notary public for the County and State aforesaid, do hereby certify that on this _____ day of December, 1958, personally appear before me SYDNEY J. TAYLOR, who, being by me first duly sworn, declared that he is the President of Universal Paper Bag Company, that he signed the foregoing articles as President of the corporation and that the statements therein contained are true.

                                                   ---------------------------
                                                          Notary Public

My commission expires _______________

                            CERTIFICATE FOR AMENDMENT
                                 TO THE CHARTER
                                       of
                           CHESAPEAKE-CAMP CORPORATION
                              AND FOR THE REDUCTION
                                       of
                    ITS ACTUALLY ISSUED AND OUTSTANDING STOCK

                                   ----------

               W H E R E A S, CHESAPEAKE-CAMP CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Virginia, desires to have its charter amended and its actually issued and outstanding stock reduced as hereinafter set forth; now, therefore, to that end, I, J. L. Camp, Jr., President of the said corporation, under the seal of the said corporation, attested by the Secretary thereof, do hereby certify as follows:

               1. That on the 25th day of May, 1945, after due notice to all of the directors of the corporation, there was held at the office of the corporation, in the County of Isle of Wight, near Franklin, Virginia, a meeting of the Board of Directors of the aforesaid corporation, at which meeting more than a majority of the directors were present and unanimously passed the following resolutions, declaring that the following amendment to the charter of the corporation and the reduction of its actually issued and outstanding stock are advisable:

               RESOLVED that, in the judgment of the Board of Directors of this corporation, it is advisable to amend one charter of this corporation, for the purpose of changing its name from Chesapeake-Camp Corporation to Camp Manufacturing Company, Incorporated, and to reduce its actually issued and outstanding stock as hereinafter set forth, and to that end, that application be made to the State Corporation Commission of Virginia to amend the charter of this corporation granted by the State Corporation Commission of Virginia on the 30th day of October, 1944, so that paragraph (a), when so amended, shall, in lieu of paragraph (a) of the original charter, read as follows:

               "(a) NAME.

               "The name of the corporation shall be CAMP MANUFACTURING COMPANY, INCORPORATED." And

               RESOLVED further, that the five hundred twenty (520) shares of the five (5) per centum preferred stock of this corporation and the one hundred forty-seven thousand (147,000) shares of its common stock, heretofore acquired by it and now held by it in its treasury as treasury stock, be retired and cancelled.

               And the said Board of Directors thereupon passed a further resolution, ordering a meeting of the stockholders to be called on the 10th day of July, 1945, according to law, to take action upon the foregoing resolutions proposing to amend the charter of the corporation and proposing to reduce its actually issued and outstanding stock.

               2. That on the 10th day of July, 1945, there was held at the office of the corporation, in the County of Isle of Wight, near Franklin, Virginia, a meeting of the stockholders, after more than ten (10) days' notice to each stockholder of record, either served in person or by mailing the same to his last known post office address as furnished by him to the officers of the corporation, such notice stating the time, place and object of the said meeting; that at said meeting there were represented, in person and by proxy, four hundred thirty-one thousand nine hundred fifty-one shares of the common stock of the corporation, out of a total of four hundred seventy-five thousand and three hundred thirty-one (475,331) shares of such stock issued and outstanding, constituting the only class of the stock of the corporation having voting power; and that the foregoing resolutions adopted by the Board of Directors, proposing to amend the charter of this corporation in the manner hereinbefore set out and proposing to reduce its actually issued and outstanding stock as hereinabove set forth, were in terms laid before the stockholders' meeting and adopted by a vote of four hundred thirty-one thousand nine hundred thirty-one shares of said common stock, that being more than two-thirds in interest of each class of the stockholders of the corporation having voting power.

               3. That the proceeding of the said meeting were duly entered on the minutes of the proceedings of the stockholders.

               THEREFORE, this certificate is now signed by J. L. Camp, Jr., President of Chesapeake-Camp Corporation aforesaid, with its corporate seal hereunto affixed and attested by Burton J. Ray, its Secretary, this 10th day of July, 1945.



                                    ----------------------------------------
                                    President of Chesapeake-Camp Corporation

Attest:

        -----------------------------
                      Secretary.


STATE OF VIRGINIA:
CITY OF NORFOLK, to-wit:

               I, Annie L. Morris, a notary public in and for the City aforesaid, in the State of Virginia, do hereby certify that J. L. Camp, Jr., President, and Burton J. Ray, Secretary, respectively, of Chesapeake-Camp Corporation, whose names are signed to the foregoing writing, bearing date the 10th day of July, 1945, have acknowledged the same before me in my City and State aforesaid.

                      Given under my hand this 10th day of July, 1945.



                                                   -----------------------------
                                                             Notary Public.

My commission expires on March 7, 1947.

                            CERTIFICATE FOR AMENDMENT
                                 TO THE CHARTER
                                       of
                    CAMP MANUFACTURING COMPANY, INCORPORATED

                                   ----------

               W H E R E A S CAMP MANUFACTURING COMPANY, INCORPORATED, a corporation organized and existing under the laws of the Commonwealth of Virginia, desires to have its charter amended as hereinafter set forth; now, therefore, to that end, I, J. L. Camp, Jr., President of the said corporation, under the seal of the said corporation, attested by the Secretary thereof, to hereby certify as follows:

               1. That on the 26th day of November, 1946, after due notice to all of the directors of the corporation, there was held at the office of the corporation, in the County of Isle of Wight, near Franklin, Virginia, a meeting of the Board of Directors of the aforesaid corporation, at which meeting more than a majority of the directors were present in person and unanimously passed the following resolutions, declaring that the following amendment to the charter of the corporation and the exchange of stock hereinafter provided for are advisable:

                      RESOLVED, that is the judgment of the Board of Directors of this corporation, it is advisable to amend the charter of this corporation for the purpose of eliminating from its charter the provisions for preferred capital stock (all of its preferred stock heretofore outstanding having been redeemed and cancelled), of creating an additional claim of stock, to be known as Common Stock B, and of providing the method by which additional stock of the corporation may be issued, and to that end, that application be made to the State Corporation Commission of Virginia to amend the charter of this corporation granted by the State Corporation Commission of Virginia on the 30th day of October, 1944, and amended by an order of the said State Corporation Commission of Virginia entered on the 14th day of July, 1945, so that the said charter, then so amended, shall, in lieu of the charter granted on the 30th day of October, 1944, as amended on the 14th day of July 1945, read as follows:

                      "(a) NAME.

                      "The name of the corporation shall be Camp
Manufacturing Company, Incorporated.

                      "(b) PRINCIPAL OFFICE.

                      "The principal office of the corporation in this State is to be located in the County of Isle of Wight, near Franklin, Virginia.

                      "(c) PURPOSES.

                      "The purposes for which the corporation is formed are to manufacture, prepare, compound, fabricate, distribute, buy, sell and generally deal in paper, wood, pulp, kraft board, and all manner of wood, timber and paper products and articles and therefrom or in connection therewith; to obtain, purchase or otherwise acquire formulae, patents and secret processes for the manufacture, preparation and treatment of timber and wood products or other articles of any kind, and to operate under, sell, assign, grant licenses in respect of, or otherwise turn the same to account; to enter into, carry out or otherwise turn to account contracts of every kind; to acquire, hold, mortgage, lease, convey, develop or otherwise use or dispose of real and personal property of every kind and description; and in general to carry on and conduct such operation and enterprises, and do any and all such things in connection therewith as may be permitted or authorized by the laws of the Commonwealth of Virginia, which may be incidental to the purposes of the corporation.

                      "(d) CAPITAL STOCK.

                      "The capital stock of the corporation is to be Six
Million Dollars ($6,000,000.00), divided into two classes: first, Common Stock, having a par value of Five Dollars ($5.00) per share, of which the maximum amount is to be Three Million Dollars ($3,000,000.00) and the minimum amount is to be Five Hundred Thousand Dollars ($500,000.00); and second, Common Stock B, having a par value of Five Dollars ($5.00) per share, of which the maximum amount is to be Three Million Dollars ($3,000,000.00). The holders of the Common Stock and the Common Stock B, with respect to each share of both classes substanding, shall be entitled to equal dividends and, is case of distribution, either voluntary or otherwise, of the corporate assets, to the same amount per share out of the said assets, but the holders of the Common Stock B shall not be entitled to any voting rights whatsoever. The Board of Directors of the corporation may at any time, with the approval of a majority in amount of the holders of the said Common Stock then outstanding, evidenced by the affirmative vote of such majority at a special meeting of the said stockholders called for the purpose, cause to be issued any or all of the shares of the stock of the corporation, of either or both classes, not theretofore issued, to such persons, firms or corporations and for such consideration as the said Board of Directors may deem advisable, and none of the holders of the said stock, of either class, shall have any preemptive right to subscribe for any or the stock to be issued.

               "(e) DURATION.

               "The period for the duration of the corporation is unlimited.

               "(f) OFFICERS AND DIRECTORS.

               "The number, names and places of residence of the officers and directors in the corporation, who shall hold their offices until their successors be chosen or appointed, either according to law or according to the by-laws of the corporation, are as follows:

                                    OFFICERS

        Name                                Office                      Residence
        ----                                ------                      ---------
J. L. Camp, Jr.                     President                    Franklin, Virginia
Hugh D. Camp                        Vice-president               Franklin, Virginia
J. M. Camp                          Vice-president               Franklin, Virginia
W. M. Camp                          Vice-president               Franklin, Virginia
C. R. McMillon                      Vice-president               New York, New York
Elis Olsson                         Vice-president               West Point, Virginia
J. A. Williams                      Vice-president               Franklin, Virginia
Burton J. Ray                       Secretary and
                                      Treasurer                  Franklin, Virginia
E. T. Fitzgerald                    Assistant
                                    Secretary and
                                    Assistant
                                    Treasurer                    Franklin, Virginia

                                    DIRECTORS

        Name                                                            Residence
        ----                                                            ---------
J. L. Camp, Jr.                                                  Franklin, Virginia
Hugh D. Camp                                                     Franklin, Virginia
W. M. Camp                                                       Franklin, Virginia
Elis Olsson                                                      West Point, Virginia
J. M. Camp                                                       Franklin, Virginia
P. R. Camp                                                       Franklin, Virginia
Burton J. Ray                                                    Franklin, Virginia
A. L. Eggleston                                                  Norfolk, Virginia
J. A. Williams                                                   Franklin, Virginia
W. C. Gouldman                                                   West Point, Virginia
Walter S. Robertson                                              Richmond, Virginia

               "(g) REAL ESTATE.

               "The amount of real estate to which the holdings of the corporation are at any time to be limited to two million (2,000,000) acres.

               "(h) ADDITIONAL POWERS.

               "The corporation shall have power to subscribe to, purchase, own, hold sell, endorse, guarantee, or become surety in respect to the stocks, debentures, contracts, bonds or other obligations or evidences of indebtedness, or securities of other corporations, firms or individuals." And

               RESOLVED further, that if and when the proposed charter amendment becomes effective, the certificate for the common stock of the corporation heretofore issued and now outstanding shall be surrendered and cancelled, and there shall be issued to the holders thereof, in exchange therefor, new certificates for the Common Stock of the corporation, containing an appropriate description of the two classes of stock provided for in the charter, as amended, and the rights of the respective holders thereof, such exchange to be made on the basis of one share of such Common Stock for each share of the common stock of the corporation now outstanding.

               And the said Board of Directors thereupon passed a further resolution, ordering a meeting of the stockholders to be called on the 14th day of December, 1946, according to law, to take action upon the foregoing resolutions, proposing to amend the charter of the corporation and providing for an exchange of its stock as hereinabove set forth.

               2. That on the 14th day of December 1944, there was held at the office of the corporation, in the County of Isle of Wight, near Franklin, Virginia, a meeting of the stockholders, after more than ten (10) days' notice to each stockholder of record, either served in person or by mailing the same to his last known post office address as furnished by him to the officers of the corporation, such notice stating the time, place and object of the said meeting; that at the said meeting there were represented, in person and by proxy, four hundred thirty-three thousand five hundred fifty-seven (433,557) shares of the common stock of the corporation, out of a total of four hundred seventy-five thousand three hundred thirty-one (475,331) shares of such stock issued and outstanding, constituting the only class of the stock or the corporation outstanding and the only class of its stock having voting rights; and that the foregoing resolutions adopted by the Board of Directors, proposing to amend the charter of the corporation in the manner hereinbefore set out and providing for an exchange of its stock as hereinabove set forth, were in terms laid before the stockholders' meeting and adopted by a vote of four hundred thirty-three thousand four hundred fifty-seven (433,457) shares of said common stock, that being more than two-thirds in interest of each class of the stockholders of the corporation having voting power.

                      3. That the proceedings of the said meeting were duly entered on the minutes of the proceedings of the stockholders.

                      THEREFORE, this certificate is now signed by J. L. Camp, Jr., President Camp Manufacturing Company, Incorporated aforesaid, with its corporate seal hereunto affixed and attested by Burton J. Ray, its Secretary, this 14th day of December, 1946.




                                            ------------------------------------
                                            President of Camp Manufacturing
                                              Company, Incorporated

Attest:


        --------------------------
                      Secretary.


STATE OF VIRGINIA:

COUNTY OF ISLE OF WIGHT, to-wit:

               I, ____________________, a notary public in and for the County aforesaid, in the State of Virginia, do hereby certify that J. L. Camp, Jr., President, and Burton J. Ray, Secretary, respectively, of Camp Manufacturing Company, Incorporated, whose names are signed to the foregoing writing, bearing date the 14th day of December, 1946, have acknowledged the same before me in my County and State aforesaid.

               Given under my hand this 14th day of December, 1946.


                                            --------------------------------
                                                          Notary Public.

My commission expires on ______________________.

                                                    AT RICHMOND, MARCH 30, 1953.

               In re:       Merger of
                            The Wortendyke Manufacturing Company
                            into
                            Camp Manufacturing Company, Incorporated to form a single corporation, under the name of Camp Manufacturing Company, Incorporated

        This day there was presented to the State Corporation Commission the original of an agreement of merger of The Wortendyke Manufacturing Company and Camp Manufacturing Company, Incorporated, bearing date the 10th day of January, 1953, executed by the board of directors of each of said corporations, respectively, under their respective corporate seals; together with the certificate of the President of each of said corporations, respectively, under the corporate seal of the corporation, attested by the Secretary of each of said corporations, respectively, which said certificates were acknowledged by the officers of the said respective corporations signing the same before an officer authorized by the laws of this Commonwealth to take acknowledgments to deeds; the object of said agreement and certificates being to merge The Wortendyke Manufacturing Company into Camp Manufacturing Company, Incorporated, to form a single corporation, under the name of Camp Manufacturing Company, Incorporated;
        And it appearing that the corporations aforesaid are organized under the laws of the Commonwealth of Virginia for the purpose of carrying on the same or a similar business, and are authorized under the laws of this Commonwealth to merge;
        And it further appearing from said papers that said agreement was submitted to the stockholders of each of said corporations separately, at meetings called and held as required by law, and that at each of said meetings the joint agreement was considered, and a vote by ballot, in person or by proxy, taken for the adoption or rejection of the same, and that, at each of said meetings, at least a majority of all the votes cast was in favor of said agreement of merger;

        The State Corporation Commission certifies that it has ascertained and does now declare that The Wortendyke Manufacturing Company and Camp Manufacturing Company, Incorporated, have by complying with the requirements of the law of the Commonwealth of Virginia, entitled themselves to the merger applied for, under the name of Camp Manufacturing Company, Incorporated, with principal office in Isle of Wight County, Post-office access, Franklin, Virginia, in accordance with the terms and provisions, and subject to all the conditions contained in said agreement of merger bearing date the 10th day of January, 1953, aforesaid, to the same effect as if said agreement were now herein transcribed in full, and that the said merged corporation, Camp Manufacturing Company, Incorporated, is hereby declared to have all the powers and privileges conferred, and to be subject to all the conditions and restrictions imposed, by law upon corporations of this character; and said agreement, together with said certificates, is, with this order, hereby ordered to be recorded.

                                            --------------------------------
                                            Chairman

Attest:


--------------------------------
Clerk of the Commission

COMMONWEALTH OF VIRGINIA

        Office of the State Corporation Commission

        In the City of Richmond, the 30th day of March, 1953

        The foregoing certificate of merger was this day received and duly admitted to record in this office and is hereby certified to the Clerk of the Circuit Court of the City of Richmond, and also to the Clerk of the Circuit Court of Isle of Wight County, according to law.
                                            STATE CORPORATION COMMISSION

                                            By __________________________
                                                          Chairman

Attest:

---------------------------
Clerk of the Commission

Virginia:

        In the Clerk's Office of the Circuit Court of the City of Richmond, the ____ day of ____________, 19__.
        The foregoing certificate or merger and certificate of the State Corporation Commission thereon was received, duly admitted to record, duly spread, and is now certified to the Clerk of the State Corporation Commission.
                                                   Teste:


                                           -------------------------------
                                            Clerk

Virginia:

        In the Clerk's Office of the Circuit Court of Isle of Wight County, the _____ day of _________________, 195_.
        The foregoing certificate of merger and certificate of the State Corporation Commission thereon was received, duly admitted to record, duly spread, and is now certified to the Clerk of the State Corporation Commission.

                                                   Teste:

                                                   ----------------------------
                                                   Clerk

        This joint agreement made and entered into this 10th day of January, 1953 pursuant to Sections 13-40 and 13-43 of the Code of Virginia and acts amendatory thereof, between J. L. Camp, Jr., W.
M. Camp, Hugh D. Camp, Walter C. Shorter, Elis Olsson, W. C.
Gouldman, B. J. Ray, John M. Camp, Walter S. Robertson, John C.
Parker, P. R. Camp and John S. Alfriend, comprising the Board of
Directors of Camp Manufacturing Company, Incorporated, and Camp
Manufacturing Company, Incorporated, a corporation created and existing under the laws of the Commonwealth of Virginia, with its principal office in Isle of Wight County, near the Town of Franklin, Virginia, parties of the first part, and John H. Bocock, Robert M. Jeffress, E. Bruce Livy, E. B. Luck, J. Rucker Ryland and A. L. Waldrop, comprising the Board of Directors of The
Wortendyke Manufacturing Company, and The Wortendyke Manufacturing Company, a corporation created and existing under the laws of the Commonwealth of Virginia, with its principal office in the City of Richmond, Virginia, parties of the second part;
        WHEREAS the said two corporations are chartered, organized and existing under the laws of the Commonwealth of Virginia for the purpose of carrying on the same or similar businesses, and are therefore entitled to merge or consolidate into one consolidated corporation under the title and certificate of incorporation of Camp Manufacturing Company, Incorporated, as a continuing corporation; and
        WHEREAS the respective Boards of Directors of the said corporations deem it advisable to the end that greater efficiency and economy of management may be accomplished, and otherwise and generally for the advantage and welfare of said corporations and their several and respective stockholders to merge and consolidate the said The Wortendyke Manufacturing Company into the said Camp Manufacturing Company, Incorporated upon the terms and conditions hereinafter set forth; and

        WHEREAS the said Camp Manufacturing Company, Incorporated has heretofore issued Two Million Three Hundred Seventy-Six Thousand Six Hundred Fifty-Five Dollars ($2,376,655.00) of par value of Common Stock, represented by four hundred seventy-five thousand three hundred thirty-one (475,331) shares of the par value of Five ($5.00) Dollars each, all of which said Common Stock is now issued and outstanding; and has heretofore issued Two Million Three Hundred Seventy-Six Thousand Six Hundred Fifty-Five Dollars ($2,376,655.00) of par value of Common B Stock, represented by four hundred seventy-five thousand three hundred thirty-one (475,331) shares of the par value of Five ($5.00) Dollars each, all of which said Common B Stock is now issued and outstanding; and
        WHEREAS the said The Wortendyke Manufacturing Company has heretofore issued Two Hundred Thousand Dollars ($200,000.00) of par value of Preferred Stock, represented by two thousand (2,000) shares of the par value of One Hundred Dollars ($100.00) each, four hundred forty six (446) shares of which are now held in the Treasury of that company, and the remaining fifteen hundred fifty- four (1,554) shares of which are now issued and outstanding; and has heretofore issued Four Hundred Thousand Dollars ($400,000.00) of par value of Common Stock, represented by four thousand (4,000) shares of the par value of One Hundred Dollars ($100.00) each, all of which Common Stock is now issued and outstanding;

        NOW, THEREFORE, THIS JOINT AGREEMENT WITNESSETH:
        That in consideration of the premises and of the sum of One
Dollar ($1.00) each to the other cash in hand paid, at and before the sealing and delivery of these presents, receipt whereof it hereby acknowledged, and in consideration of the mutual covenants, agreements and stipulations herein contained, the said parties of the first and second parts do promise, agree and contract, each with the other, as follows:
        ARTICLE I. That upon the approval of the stockholders of the said two corporations in the manner prescribed by law, and upon the issuance by the State Corporation Commission of Virginia of its certificate for said merger, the said The Wortendyke Manufacturing Company shall be, and is hereby, merged into the said Camp Manufacturing Company, Incorporated, the continuing corporation, as one corporation, which shall continue in existence under the name of Camp Manufacturing Company, Incorporated, hereinafter referred to as the merged and consolidated corporation; and all and singular the rights, privileges and franchises of The Wortendyke Manufacturing Company, except as restricted by law, shall be transferred to and vested in Camp Manufacturing Company, Incorporated, as effectually as they were vested in The Wortendyke Manufacturing Company; and all and singular the property (the word "property" whenever used in this agreement to be taken as meaning and including real, personal and mixed property, of every kind, character and description and wheresoever located, debts due or to become due, on whatever account, with the security therefor, of whatever form, as well as other choses and things in action, rights of way, easements and appurtenances, and all other assets and interests, of whatever kind, class, character or description) belonging to The Wortendyke Manufacturing Company shall be transferred to and vested in Camp Manufacturing Company, Incorporated, without further act or deed, and as effectually as the same were vested in The Wortendyke Manufacturing Company, all of which said rights, privileges, franchises and property shall thenceforth belong to Camp Manufacturing Company, Incorporated, as effectually as they had previously belonged to The Wortendyke Manufacturing its certificate for said merger, the said The Wortendyke Manufacturing Company shall be, and is hereby, merged into the said Camp Manufacturing Company, Incorporated, the continuing corporation, as one corporation, which shall continue in existence under the name of Camp Manufacturing Company, Incorporated, hereinafter referred to as the merged and consolidated corporation; and all and singular the rights, privileges and franchises of The Wortendyke Manufacturing Company, except as restricted by law, shall be transferred to and vested in Camp Manufacturing Company, Incorporated, as effectually as they were vested in The Wortendyke Manufacturing Company; and all and singular the property (the word "property" whenever used in this agreement to be taken as meaning and including real, personal and mixed property, of every kind, character and description and wheresoever located, debts due or to become due, on whatever account, with the security therefor, of whatever form, as well as other choses and things in action, rights of way, easements and appurtenances, and all other assets and interests, of whatever kind, class, character or description) belonging to The Wortendyke Manufacturing Company shall be transferred to and vested in Camp Manufacturing Company, Incorporated, without further act or deed, and as effectually as the same were vested in The Wortendyke

Manufacturing Company, all of which said rights, privileges, franchises and property shall thenceforth belong to Camp Manufacturing Company, Incorporated, as effectually as they had previously belonged to The Wortendyke Manufacturing Company, and the title to real estate, either by deed or otherwise under the law, vested in The Wortendyke Manufacturing Company shall not be deemed to revert or be in any way impaired, but shall likewise be deemed and taken as, and be transferred to and vested in Camp Manufacturing Company, Incorporated, as effectually as they were previously vested in The Wortendyke Manufacturing Company; and all debts, liabilities and duties of The Wortendyke Manufacturing Company, shall, when the said merger or consolidation shall be complete, attach to said merged or consolidated corporation, and be enforceable against it, to the same extent as if the said debts, liabilities and duties had been incurred or contracted by it.
        The Wortendyke Manufacturing Company hereby agrees that if at any time any further assurances of title by it to any right, privilege, franchise or property transferred to the merged corporation by operation of law is necessary, advisable and legal, it will, acting through its proper officers, execute such further assurances of title as may be proper and requisite and take all other action necessary, advisable and legal to carry out the details of this merger, and thereunto its officers, according to their respective powers and duties, are hereby duly authorized.
        ARTICLE II. The name of the merged and consolidated corporation shall be and remain Camp Manufacturing Company, Incorporated. It is agreed, however, that Camp Manufacturing Company, Incorporated may, if it so desires, use the present corporate name of The Wortendyke Manufacturing Company or a similar name.

        ARTICLE III. The names and residences of the principal officers and directors of the merged and consolidated corporation, who shall hold their offices until their successors shall be duly elected or appointed according to the by-laws of said Camp Manufacturing Company, Incorporated, and shall qualify as such, are as follows:



                                    Officers


Name                                        Office                              Residence
----                                        ------                              ---------
J. L. Camp, Jr.                             President                   Franklin, Va.
Hugh D. Camp                                Vice President              Franklin, Va.
W. M. Camp                                  Vice President              Franklin, Va.
Walter C. Shorter                           Vice President              Franklin, Va.
K. M. Thorsen                               Vice President              Franklin, Va.
John C. Parker                              General Counsel,
                                            Secretary and
                                            Treasurer                   Franklin, Va.
S. A. Lipscomb, Jr.                         Controller and
                                            Asst. Secretary             Franklin, Va.
John M. Camp, Jr.                           Assistant Treasurer         Franklin, Va.

                                    Directors

Name                                                             Residence
----                                                             ---------
John S. Alfriend                                                 Norfolk, Va.
Hugh D. Camp                                                     Franklin, Va.
J. L. Camp, Jr.                                                  Franklin, Va.
J. M. Camp                                                       Franklin, Va.
P. R. Camp                                                       Franklin, Va.
W. M. Camp                                                       Franklin, Va.
W. C. Gouldman                                                   West Point, Va.
E. Bruce Livy                                                    Richmond, Va.
Elis Olsson                                                      West Point, Va.
John C. Parker                                                   Franklin, Va.
Burton J. Ray                                                    Franklin, Va.
Walter S. Robertson                                              Richmond, Va.
Walter C. Shorter                                                Franklin, Va.

        ARTICLE IV. Neither of said corporations has any bonds outstanding, and no bonds are to be issued at this time by the merged and consolidated corporation.

        ARTICLE V. The holders of the One Thousand Five Hundred Fifty-four (1,554) shares of the Preferred Stock of The Wortendyke Manufacturing Company, and the holders of the Four Thousand (4,000) shares of Common Stock of The Wortendyke Manufacturing Company, both of the par value of One Hundred Dollars ($100.00) per share, shall surrender the same and the same shall be cancelled and said holders shall receive in exchange therefor ninety-five thousand (95,000) shares of Common B Stock of the par value of Five Dollars ($5.00) per share of the merged and consolidated corporation. Such exchange shall be made by each of said stockholders of The Wortendyke Manufacturing Company on the basis of seventeen and one hundred five thousandths (17.105) share of said Common B Stock of Camp Manufacturing Company, Incorporated for each share of Preferred Stock of The Wortendyke Manufacturing Company and for each share of the Common Stock of The Wortendyke Manufacturing Company standing in his or her name on the books of the letter corporation at the time of the merger. In such exchange of stock no certificates for or so as to include any fractional part of a share of the Common B Stock of Camp Manufacturing Company, Incorporated shall be issued, and wherever the number of shares of the Common B Stock of Camp Manufacturing Company, Incorporated which any holder of stock of The Wortendyke Manufacturing Company shall be entitled to receive in such exchange shall include a fractional part of a share, there shall be issued to such holder in such exchange the nearest number of whole shares, higher or lower, as the case may be, of the Common B Stock of Camp Manufacturing Company, Incorporated, a fractional part of a share equalling or exceeding one-half a share to entitle such holder to the next higher number of whole shares, and a fractional part of a share less than one-half a share to entitle such holder to the next lower number of whole shares. The four hundred forty-six (446) shares of Preferred Stock of The Wortendyke Manufacturing Company now held in the Treasury of the Company will be cancelled and no stock of Camp Manufacturing Company, Incorporated will be issued in exchange therefor. Said surrender, cancellation and exchange shall be made without cost to the present stockholders of The Wortendyke Manufacturing Company and of Camp Manufacturing Company, Incorporated as they exist at the time of the merger. For the purpose of said exchange there shall be issued ninety-five thousand (95,000) shares of the authorized but unissued Common B Stock of Camp Manufacturing Company, Incorporated. The holders of the presently outstanding four hundred seventy-five thousand three hundred thirty-one (475,331) shares of [illegible] Manufacturing Company standing in his or her name on the books of the latter corporation at the time of the merger. In such exchange of stock no certificates for or so as to include any fractional part of a share of the Common B Stock of Camp Manufacturing Company, Incorporated shall be issued, and wherever the number of shares of the Common B Stock of Camp Manufacturing Company, Incorporated which any holder of stock of The Wortendyke Manufacturing Company shall be entitled to receive in such exchange shall include a fractional part of a share, there shall be issued to such holder in such exchange the nearest number of whole shares, higher or lower, as the case may be, of the Common B Stock of Camp Manufacturing Company, Incorporated, a fractional part of a share equalling or exceeding one-half a share to entitle such holder to the next higher number of whole shares, and a fractional part of a share less than one-half a share to entitle such holder to the next lower number of whole shares. The four hundred forty-six (446) shares of Preferred Stock of The Wortendyke Manufacturing Company now held in the Treasury of that Company will be cancelled and no stock of Camp Manufacturing Company, Incorporated will be issued in exchange therefor. Said surrender, cancellation and exchange shall be made without cost to the present stockholders of The Wortendyke Manufacturing Company and of Camp Manufacturing Company, Incorporated as they exist at the time of the merger. For the purpose of said exchange there shall be issued ninety-five thousand (95,000) shares of the authorized but unissued Common B Stock of Camp Manufacturing Company, Incorporated. The holders of the presently outstanding four hundred seventy-five thousand three hundred thirty-one (475,331) shares of the Common Stock of Five ($5.00) Dollars par value per share of Camp Manufacturing Company, Incorporated, and the holders of the presently outstanding four hundred seventy-five thousand three hundred thirty-one (475,331) shares of Common B Stock of Five ($5.00) Dollars par value per share, of Camp Manufacturing Company, Incorporated, shall not on account of this merger receive any additional stock of the merged and consolidated corporation.
        Upon the completion of said exchange the capital stock of the merged and consolidated corporation will consist of:

                             Common ($5.00 par value):

                                 Authorized, 600,000 shares;
                                 issued and outstanding
                                 475,331 shares;

                           Common B ($5.00 par value):

                                 Authorized, 600,000 shares;
                                 issued and outstanding
                                 570,331 shares.

        ARTICLE VI. The merged and consolidated corporation shall have as its charter and by-laws the present charter and by-laws of Camp Manufacturing Company, Incorporated, unless and until the same are changed according to law.
        ARTICLE VII. The costs incident to the merger contemplated by this agreement shall be borne by the merged and consolidated corporation.
        ARTICLE VIII. On and after the issuance by the State Corporation Commission of Virginia of its certificate for such merger, and when and if this merger and consolidation shall have been completed The Wortendyke Manufacturing Company shall no longer exist as a separate corporation.
        ARTICLE IX. The Secretaries of the two merging corporations are hereby directed to mail and publish notices in the manner prescribed by law of the meeting of the stockholders of each of [illegible] officer and places of meeting, for the purpose of taking action hereon. This agreement shall be submitted to the stockholders at each of said meetings, as provided by law, and shall take effect and be deemed and taken to be the agreement and act of merger of the said corporations upon the adoption thereof by the votes at said meetings of the holders of a majority of all of the shares of the stock of each of the said corporations, upon the issuance by the State Corporation Commission of Virginia of its certificate for such merger, and upon the doing of such other acts and things as shall be required by the laws of the Commonwealth of Virginia.

        ARTICLE X. Any stockholder of The Wortendyke Manufacturing Company who has not given assent to this agreement of merger or consolidation may serve notice of dissent on the President, Secretary or Treasurer of The Wortendyke Manufacturing Company, either within or without the Commonwealth of Virginia, at any time within 60 days after the date of said meeting of the stockholders of The Wortendyke Manufacturing Company, without awaiting the consummation of the merger or consolidation; and any stockholder of Camp Manufacturing Company, Incorporated who has not given assent to this agreement of merger or consolidation may serve notice of dissent on the President, Secretary or Treasurer of Camp Manufacturing Company, Incorporated, either within or without the Commonwealth of Virginia, at any time within 60 days after the date of said meeting of the stockholders of Camp Manufacturing Company, Incorporated, without awaiting the consummation of the merger or consolidation.
        IN TESTIMONY WHEREOF all of the Directors of the said two merging Corporations have hereunto set their hands and seals; the corporate name of Camp Manufacturing Company, Incorporated, has hereunto been signed and its corporate seal has been hereto affixed and attested by its proper officers thereunto duly authorized by a special meeting of the Board of Directors of said corporation, duly and regularly called and held on the 10th day of January, 1953; and the corporate name of The Wortendyke Manufacturing Company has been hereunto signed and its corporate seal hereto affixed by its proper officers thereunto duly authorized by a special meeting of the Board of Directors of said corporation, duly and regularly called and held on the 10th day of January, 1953; all as of the day and year first above written.

                                    CAMP MANUFACTURING COMPANY, INCORPORATED

                                    By:     /s/
                                       --------------------------------------
                                                  President


ATTEST:

    /s/
---------------------------------------
        Secretary



                                 -----------------------   (SEAL)  DIRECTORS
                                 -----------------------   (SEAL)     OF
                                 -----------------------   (SEAL)    CAMP
                                 -----------------------   (SEAL) MANUFACTUR-
                                 -----------------------   (SEAL) ING COMPANY,
                                 -----------------------   (SEAL) INCORPORATED.
                                 -----------------------   (SEAL)
                                 -----------------------   (SEAL)
                                 -----------------------   (SEAL)
                                 -----------------------   (SEAL)
                                 -----------------------   (SEAL)
                                 -----------------------   (SEAL)

                                    THE WORTENDYKE MANUFACTURING COMPANY

                                    By:     /s/
                                       --------------------------------------
                                                        President


ATTEST:

    /s/
--------------------------------
        Secretary



                                  -----------------------  (SEAL)  DIRECTORS
                                  -----------------------  (SEAL)     OF

                                  -----------------------  (SEAL) THE WORTEN-
                                  -----------------------  (SEAL) DYKE MANUFAC-
                                  -----------------------  (SEAL) TURING
                                  -----------------------  (SEAL) COMPANY.

        I, E. BRUCE LIVY, President of The Wortendyke Manufacturing Company, a Virginia corporation, hereby certify as such President and under the corporate seal of said company, attested by William F. Vess, the Secretary of said company, that the foregoing Joint Agreement, after having been entered into and signed by all of the directors of said company and of Camp Manufacturing Company, Incorporated, a Virginia corporation, under the corporate seals of their respective corporations, was duly submitted to and considered by the stockholders of The Wortendyke Manufacturing Company, at a meeting separately called and separately held at the office of said company in Richmond, Virginia, for the purpose of taking the same into consideration, due notice of the time, place and general object of which meeting was given by publication at least six times a week for two successive weeks in a newspaper having a general circulation in Richmond, Virginia, where the principal office of said company is located, and by mailing a copy of such notice at least ten days prior to such meeting to the last known post office address of each of the stockholders of record of said company; and that at said meeting, at which the holders of a majority of the issued and outstanding shares of the Common stock of said company and a majority of the issued and outstanding shares of the Preferred stock of said company were present or represented by proxy, the said Common stock and Preferred stock constituting all of the capital stock of the corporation, said Joint Agreement was considered and a vote by ballot, in person or by proxy, was taken for the adoption or rejection of the same, each share entitling the holder to one vote, and that a majority of all of the votes cast at said meeting was cast in favor of the adoption of said Joint Agreement.

                         (could a page be missing here?)

Joint Agreement, after having been entered into and signed by all of the directors of said company and of Camp Manufacturing Company, Incorporated, a Virginia corporation, under the corporate seals of their respective corporations, was duly submitted to and considered by the stockholders of The Wortendyke Manufacturing Company, at a meeting separately called and separately held at the office of said company in Richmond, Virginia, for the purpose of taking the same into consideration, due notice of the time, place and general object of which meeting was given by publication at least six times a week for two successive weeks in a newspaper having a general circulation in Richmond, Virginia, where the principal office of said company is located, and by mailing a copy of such notice at least ten days prior to such meeting to the last known post office address of each of the stockholders of record of said company; and that at said meeting, at which the holders of a majority of the issued and outstanding shares of the Common stock of said company and a majority of the issued and outstanding shares of the Preferred stock of said company were present or represented by proxy, the said Common stock and Preferred stock constituting all of the capital stock of the corporation, said Joint Agreement was considered and a vote by ballot, in person or by proxy, was taken for the adoption or rejection of the same, each share entitling the holder to one vote, and that a majority of all of the votes cast at said meeting was cast in favor of the adoption of said Joint Agreement.

        IN WITNESS WHEREOF, I have hereunto signed my name and caused the corporate seal of said company to be affixed hereto and duly attested by the Secretary of said company, this 26th day of March, 1953.


                                              ----------------------------------
                                                           President

ATTEST:


---------------------------------------
                      Secretary



STATE OF VIRGINIA            :
                             :  To-Wit:
CITY OF RICHMOND             :


        I,   /s/               , a Notary Public in and for the State and City
aforesaid, do hereby certify that E. BRUCE LIVY, President, and WILLIAM F. VESS, Secretary, respectively, of The Wortendyke Manufacturing Company, whose names are signed to the writing above bearing date the 26th day of March, 1953, have acknowledged the same before me in my State and City aforesaid.

        My commission expires on the 7th day of February, 1955. Given under my hand this 26th day of March, 1953.

                                                       /s/
                                               --------------------------------
                                                            Notary Public

        I, J.L. Camp, Jr., President of Camp Manufacturing Company, Incorporated, a Virginia corporation, hereby certify as such President and under the corporate seal of said company, attested by John C. Parker, the Secretary of said company, that the foregoing Joint Agreement, after having been entered into and signed by all of the directors of said company and of The Wortendyke Manufacturing Company, a Virginia corporation, under the corporate seals of their respective corporations, was duly submitted to and considered by the stockholders of Camp Manufacturing Company, Incorporated at a meeting separately called and separately held at the office of said company in Isle of Wight County, near Franklin, Virginia, for the purpose of taking the same into consideration, due notice of the time, place and general object of which meeting was given by publication at least six times a week for two successive weeks in a newspaper having a general circulation in Isle of Wight County, Virginia, where the principal office of said company is located, and by mailing a copy of such notice at least ten days prior to such meeting to the last known post office address of each of the stockholders of record of said company; and that at said meeting, at which the holders of a majority of the issued and outstanding shares of the Common stock of said company and a majority of the issued and outstanding shares of the Common B stock of said company were present or represented by proxy, the said Common stock and Common B stock constituting all of the capital stock of the said company, said Joint Agreement was considered and a vote by ballot, in person or by proxy, was taken for the adoption or rejection of the same, each share entitling the holder to one vote, and that a majority of all of the votes cast at said meeting was cast in favor of the adoption of said Joint Agreement.

        IN WITNESS WHEREOF, I have hereunto signed by name and caused the corporate seal of said company to be affixed hereto and duly attested by the Secretary of said company, this 26th day of March, 1953.


                                           ----------------------------------
                                                         President


ATTEST:


-------------------------------------
                      Secretary



STATE OF VIRGINIA                   :
                                    :  To-Wit:
CITY OF ISLE OF WIGHT               :


        I, /s/ , a Notary Public in and for the State and County aforesaid, do hereby certify that J. L. Camp, Jr., President, and John C. Parker, Secretary, respectively, of Camp Manufacturing Company, Incorporated, whose names are signed to the writing above bearing date the 26th day of March, 1953, have acknowledged the same before me in my State and County aforesaid.
        My commission expires on the 22nd day of January, 1956. Given under my hand this 26th day of March, 1953.

                                                       /s/
                                              ---------------------------------
                                                          Notary Public

                                                AT RICHMOND, December 7, 1954

               In re:        Merger of

                             Lumber Sales Corporation
                             (a Virginia corporation)

               into Camp Manufacturing Company, Incorporated (a Virginia corporation)

               to form a single Virginia corporation, under the name

                    Camp Manufacturing Company, Incorporated.

        This day there was presented to the State Corporation Commission the original of an agreement of merger of Lumber Sales Corporation into Camp Manufacturing Company, Incorporated, bearing date the 9th day of September, 1954, executed by the board of directors of each of said corporations, respectively, under their respective corporate seals; together with the certificate of the President of each of the said corporations under the corporate seal of the respective corporation, attested by its Secretary, which said certificates were acknowledged by the officers of the said respective corporations signing the same before an officer authorized by the laws of this Commonwealth to take acknowledgments to deeds; the object of said agreement and certificates being to merge Lumber Sales Corporation into Camp Manufacturing Company, Incorporated, to form a single Virginia corporation, under the name Camp Manufacturing Company, Incorporated;
        And it appearing that the corporations aforesaid are organized under the laws of the Commonwealth of Virginia for the purpose of carrying on the same or a similar business, and are authorized under the laws of this Commonwealth to merge;
        And it further appearing from said papers that said agreement was submitted to the stockholders of each of said corporations separately, at meetings called and held as required by law, and that at each of said meetings the joint agreement was considered, and a vote by ballot, in person or by proxy, taken for the
adoption or Corporation into Camp Manufacturing Company,
Incorporated, bearing date the 9th day of September, 1954, executed by the board of directors of each of said corporations, respectively, under their respective corporate seals; together with the certificate of the President of each of the said corporations under the corporate seal of the respective corporation, attested by its Secretary, which said certificates were acknowledged by the officers of the said respective corporations signing the same before an officer authorized by the laws of this Commonwealth to take acknowledgments to deeds; the object of said agreement and certificates being to merge Lumber Sales Corporation into Camp Manufacturing Company, Incorporated, to form a single Virginia corporation, under the name Camp Manufacturing Company, Incorporated;
        And it appearing that the corporations aforesaid are organized under the laws of the Commonwealth of Virginia for the purpose of carrying on the same or a similar business, and are authorized under the laws of this Commonwealth to merge;
        And it further appearing from said papers that said agreement was submitted to the stockholders of each of said corporations separately, at meetings called and held as required by law, and that at each of said meetings the joint agreement was considered, and a vote by ballot, in person or by proxy, taken for the adoption or rejection of the same, and that, at each of said meetings, at least a majority of all the votes cast was voted in favor of said agreement of merger;
        The State Corporation Commission certifies that it has ascertained and does now declare that the corporations mentioned have, by complying with the requirements of the law of the Commonwealth of Virginia, entitled themselves to the merger applied for,
under the name Camp Manufacturing Company, Incorporated,
with principal office in Isle of Wight County, Virginia, post office Franklin, Virginia, in accordance with the terms and provisions, and subject to all the conditions contained in said agreement of merger bearing date the 9th day of September, 1954, aforesaid, to the same effect as if said agreement were now herein transcribed in full, and that the resulting corporation, Camp Manufacturing Company, Incorporated, is hereby declared to have all the powers and privileges conferred, and to be subject to all the conditions and restrictions imposed, by law upon corporations of this character; and said agreement, together with said certificates, is, with this order, hereby ordered to be recorded.
                                                /s/  Ralph T. Catterall
                                             ----------------------------------
                                                         Chairman
Attest:

  /s/  N.W. Atkinson
---------------------------
Clerk of the Commission

COMMONWEALTH OF VIRGINIA

               Office of the State Corporation Commission
               In the City of Richmond, the 7th day of December, 1954,
               The foregoing certificate of merger was this day received and duly admitted to record in this office and is hereby certified to the Clerk of the Circuit Court of Isle of Wight County according to law.
                                            STATE CORPORATION COMMISSION

                                            By  /s/ Ralph T. Catterall
                                                -------------------------------
                                                          Chairman
Attest:

  /s/ N.W. Atkinson
---------------------------
Clerk of the Commission

Virginia:

        In the Clerk's Office of the Circuit Court of Isle of Wight County, the 12th day of January , 1955.
        The foregoing agreement of merger and certificates, with the [appears line was dropped] declared to have all the powers and privileges conferred, and to be subject to all the conditions and restrictions imposed, by law upon corporations of this character; and said agreement, together with said certificates, is, with this order, hereby ordered to be recorded.

                                                     /s/ Ralph T. Catterall
                                                   ---------------------------
                                                                Chairman

Attest:

  /s/ N.W. Atkinson
--------------------------
Clerk of the Commission

COMMONWEALTH OF VIRGINIA

        Office of the State Corporation Commission In the City of Richmond, the 7th day of December, 1954, The foregoing certificate of merger was this day received and duly admitted to record in this office and is hereby certified to the Clerk of the Circuit Court of Isle of Wight County according to law.
                                                   STATE CORPORATION COMMISSION
                                                   By  /s/ Ralph T. Catterall
                                                      --------------------------
                                                                 Chairman

Attest:

  N.W. Atkinson
---------------------------------
Clerk of the Commission

Virginia:

        In the Clerk's Office of the Circuit Court of Isle of Wight County, the 12 day of January, 1955.

        The foregoing agreement of merger and certificates, with the order of the State Corporation Commission thereon, was received, duly admitted to record, duly spread, and is now certified to the Clerk of the State Corporation Commission.
                                     Teste:
                                              /s/ R.W. Edwards
                                            -----------------------------------
                                            Clerk By R.E. Holland Deputy

        This joint agreement made and entered into this 9th day of September, 1954, pursuant to Sections 13-40 and 13-43 of the Code of Virginia and acts amendatory thereof, between J. I. Camp, Jr.,
W. M. Camp, Hugh D. Camp, Walter C. Shorter, Elis Gibson, B. J.
Ray, John M. Camp, Walter S. Robertson, John C. Parker, P.R. Camp,
John S. Alfriend and E. Bruce Livy, comprising the Board of
Directors of Camp Manufacturing Company, Incorporated, and Camp
Manufacturing Company, Incorporated, a corporation created and existing under the laws of the Commonwealth of Virginia, with its principal office in Isle of Wight County, near the Town of Franklin, Virginia, parties of the first part, and F. E.
Frankfort, J. D. Camp, Jr., John M. Camp, W. M. Camp and Hugh D. Camp, comprising the Board of Directors of Lumber Sales Corporation, and Lumber Sales Corporation, a corporation created and existing under the laws of the Commonwealth of Virginia, with its principal office in Isle of Wight County, near the Town of Franklin, Virginia, parties of the second part;
        WHEREAS the said two corporations are chartered, organized and existing under the laws of the Commonwealth of Virginia for the purpose of carrying on the same or similar businesses, and are therefore entitled to merge or consolidate into one consolidated corporation under the title and certificate of incorporation of Camp Manufacturing Company, Incorporated, as a continuing corporation; and
        WHEREAS, the respective Boards of Directors of said corporations deem it advisable to the end that great efficiency and economy of management may be accomplished, and otherwise and generally for the advantage and welfare of said corporations and their several and respective stockholders to merge and consolidate the said Lumber Sales Corporation into the said Camp Manufacturing
Company, Incorporated upon the terms and conditions hereinafter set forth; and
        WHEREAS the said Camp Manufacturing Company, Incorporated has heretofore issued Two Million Three Hundred Seventy-Six Thousand Six Hundred Fifty-Five Dollars ($2,376,655.00) of par value of common stock, represented by [language dropped?] of the par value of Five ($5.00) dollars each, One thousand six hundred ten (1,610) shares of which are now held in the Treasury of that company, and the remaining Four hundred seventy-three thousand seven hundred twenty-one (473,721) shares of [illegible] common stock are now issued and outstanding and has heretobefore [illegible] Two Million Eight Hundred Fifty-One Thousand Six Hundred Sixty-Five Dollars (2,851,665) of par value of common B stock, represented by five hundred seventy thousand three hundred thirty-one (570,331) shares of the par value of five ($5.00) dollars each, seven thousand one hundred thirty-nine (7,139) shares of which are now held in the Treasury of that company, and the remaining five hundred sixty- three thousand one hundred ninety-two (563,192) shares of which common stock are now issued and outstanding; and [illegible] the said Lumber Sales Corporation has heretofore issued sixty-seven thousand dollars ($67,000.00) of par value of common stock, represented by six hundred seventy (670) shares of the par value of One Hundred Dollars ($100.00) each, all of which common stock is now issued and outstanding;
        NOW, THEREFORE, THE JOINT AGREEMENT ATTESTETH:
        That in consideration of the premise and of the sum of One
Dollars ($1.00) each to the other cash in hand paid, at and before the sealing and delivery of these presents, receipt whereof is hereby acknowledged, and in consideration of the mutual covenants, agreements and stipulations herein contained, the said parties of the first and second parts do promise, agree and contract, each with the other, as follows:
        Article 1. That upon the approval of the stockholder of the said two corporations in the manner prescribed by law, and upon the issuance by the state corporation commission of Virginia of its certificate for said merger, the said Lumber Sales Corporation shall be, and is hereby, merged into the said Camp Manufacturing Company, Incorporated, the continuing corporation as one corporation, which shall continue in existence [illegible] of Camp Manufacturing Company, Incorporated, hereinafter referred to as the merged [illegible] by five hundred seventy thousand three hundred thirty-one (570,331) shares of the par value of five ($5.00) dollars each, seven thousand one hundred thirty-nine (7,139) shares of which are now held in the Treasury of that company, and the remaining five hundred sixty-three thousand one hundred ninety-two (563,192) shares of which Common Stock are now issued and outstanding; and Lumber Sales Corporation has heretofore issued sixty-seven thousand dollars ($67,000.00) of par value of Common Stock, represented by six hundred seventy (670) shares of the par value of One Hundred Dollars ($100.00) each, all of which Common Stock is now issued and outstanding;
        NOW, THEREFORE, THIS JOINT AGREEMENT WITNESSETH:
        That in consideration of the premises and of the sum of One
Dollar ($1.00) each to the other cash in hand paid, at and before the sealing and delivery of these presents, receipt thereof is hereby acknowledged, and in consideration of the mutual covenants, agreements and stipulations herein contained, the said parties of the first and second part do promise, agree and contract, each with the other, as follows:
        ARTICLE 1. That upon the approval of the stockholders of the said two corporations in the manner prescribed by law, and upon the issuance by the State Corporation Commission of Virginia of its certificate for said merger, the said Lumber Sales Corporation shall be, and is hereby, merged into the said
Camp Manufacturing Company, Incorporated, the continuing corporation, as one corporation, which shall continue in existence under the name of Camp Manufacturing Company, Incorporated, hereinafter referred to as the merged and consolidated corporation; and all and singular the rights, privileges and franchises of Lumber Sales Corporation, except as restricted by law, shall be transferred to and vested in Camp Manufacturing Company, Incorporated, as effectually as they were vested in Lumber Sales Corporation; and all and singular the property (the word "property" whenever used in this agreement to be taken as meaning and including real, personal and mixed property, of every kind, character and description and wheresoever located, debts due or to become due, on whatever account, with the security therefor, of whatever form, as well as other choses and things in action, rights of way, easements and appurtenances, and all other assets and interests, of whatever kind, class, character or description) belonging to Lumber Sales Corporation shall be transferred to and vested in Camp Manufacturing Company, Incorporated, without further act or deed, and as effectually as the same were vested in Lumber Sales Corporation, all of which said rights, privileges, franchises and property shall thenceforth belong to Camp Manufacturing Company, Incorporated, and the title to real estate, either by deed or otherwise under the law, vested in Lumber Sales Corporation, and the title to real estate, either by deed or otherwise under the law, vested in Lumber Sales Corporation shall not be deemed to revert or be in any way impaired, but shall likewise be deemed and taken as, and be transferred to and vested in Camp Manufacturing, Company, Incorporated, as effectually as they were previously vested in Lumber Sales Corporation; and all debts, liabilities and duties of Lumber Sales Corporation, shall, when the said merger or consolidation shall be complete, attach to said merged or consolidated corporation, and be enforceable against it, to the same extent as if the said debts, liabilities and duties had been incurred or contracted by it.


      Lumber Sales Corporation hereby agrees that if at any time any further assurances of title by it to any right, privilege, franchise or property transferred to the merged corporation by operation of law is necessary, advisable and legal, it will, acting through its proper officers, execute such further assurances of title as may be proper and requisite and take all other action necessary, advisable and legal to carry out the details of this merger, and thereunto its officers, according to their respective powers and duties, are hereby duly authorized.


    ARTICLE 11. The name of the merged and consolidated corporation shall be and remain Camp Manufacturing Company, Incorporated. It is agreed, however, that Camp Manufacturing Company, Incorporated may, if it so desires, use the present corporate name of Lumber Sales Corporation or a similar name.


    ARTICLE III. The name and residence of the principal officers and directors of the merged and consolidated corporation, who shall hold their offices until their successor shall be duly elected or appointed according to the bylaws of Camp Manufacturing Company, Incorporated, and shall qualify as such, are as follows:

                                  Officers

Name                              Office                               Residence
----                              ------                               ---------
J. L. Camp, Jr.                   President                            Franklin, Va.
Hugh D. Camp                      Vice President                       Franklin, Va.
_. M. Camp                        Vice President                       Franklin, Va.
Walter _. Shorter                 Vice President                       Franklin, Va.
K. M. __________                  Vice President                       Franklin, Va.
John _. Parker                    General Counsel,                     Franklin, Va.
                                  Secretary and Treasurer
_. A. Lipscomb, Jr.               Controller and                       Franklin, Va.
                                  Assistant Secretary
John M. Camp, Jr.                 Assistant Treasurer                  Franklin, Va.


                                      Directors

                Name                                               Residence
                ----                                               ---------
                John _. ______                                     Norfolk, Va.
                Hugh D. Camp                                       Franklin, Va.
                _. L. Camp, Jr.                                    Franklin, Va.
                J. M. Camp                                         Franklin, Va.
                P. _. Camp                                         Franklin, Va.
                _. _. Camp                                         Franklin, Va.
                E. Bruce Livy                                      Richmond, Va.
                _____ ______                                       West Point, Va.
                John C. Parker                                     Franklin, Va.
                Gorton J. ____                                     Franklin, Va.
                Walter _. Robertson                                Richmond, Va.
                _____ _. ________                                  Franklin, Va.

        ARTICLE IV. Neither of said corporations has any bonds outstanding, and no bonds are to be issued at this time by the merged and consolidated corporation.
        ARTICLE V. The holders of the six hundred seventy (670) shares of the Common Stock of Lumber Sales Corporation of the par value of One Hundred Dollars ($100.00) per share shall surrender the same and the same shall be cancelled, and said holders, other than Camp Manufacturing Company, Incorporated, which is the holder of four hundred sixty-nine (469) of said shares, shall receive in exchange therefor six thousand four hundred two (6,402) shares of

Common Stock of the par value of Five Dollars ($5.00), per shares of the merged and consolidated corporation, such exchange shall be made by each of said stockholders of Lumber Sales Corporation, other than Camp Manufacturing Company, Incorporated, on the basis of thirty-one and eight thousand four hundred sixty-nine ten thousandths (31.8469) shares of said Common Stock of Camp
Manufacturing Company, Incorporated for each share of the Common
Stock of Lumber Sales Corporation standing in his or her name on the books of the latter corporation at the time of the merger. In such exchange of stock no certificates for or so as to include any fractional part of a share of the Common B Stock of Camp Manufacturing Company, Incorporated shall be issued, and wherever the number of shares of the Common B Stock of Camp Manufacturing Company, Incorporated which any holder of stock of Lumber Sales Corporation shall be entitled to receive in such exchange shall include a fractional part of a share, there shall be issued to such holder in such exchange the nearest number of whole shares, higher or lower, as the case may be, of the Common B Stock of Camp Manufacturing Company, Incorporated, a fractional part of a share equalling or exceeding one-half a share to entitle such holder to the next higher number of whole shares, and a fractional part of a share less than one-half a share to entitle such holder to the next lower number of whole shares. Said surrender, cancellation and exchange shall be made without cost to the present stockholders of Lumber Sales Corporation and of Camp Manufacturing Company, Incorporated as they exist at the time of the merger. For the purpose of said exchange there shall be issued six thousand four hundred two (6,402) shares of the authorized but unissued Common B Stock of Camp Manufacturing Company, Incorporated. The holders of the presently outstanding four hundred seventy-three thousand seven hundred twenty-one (473,721) shares of the Common Stock of Five ($5.00) Dollars par value per share of Camp Manufacturing Company, Incorporated, and the holders of the presently outstanding five hundred sixty-three thousand one hundred ninety-two (563,192) shares of Common B Stock of Five ($5.00) Dollars par value per share, of Camp Manufacturing Company, Incorporated, shall not on the Common Stock of Lumber Sales Corporation standing in his or her name on the books of the latter corporation at the time of the merger. In such exchange of stock no certificates for or so as to include any fractional part of a share of the Common B Stock of Camp Manufacturing Company, Incorporated shall be issued, and wherever the number of shares of the Common B Stock of Camp Manufacturing Company, Incorporated which any holder of stock of Lumber Sales Corporation shall be entitled to receive in such exchange shall include a fractional part of a share, there shall be issued to such holder in such exchange the nearest number of whole shares, higher or lower, as the case may be, of the Common B Stock of Camp Manufacturing Company, Incorporated, a fractional part of a share equalling or exceeding one-half a share to entitle such holder to the next higher number of whole shares, and a fractional part of a share less than one-half a share to entitle such holder to the next lower number of whole shares. Said surrender, cancellation and exchange shall be made without cost to the present stockholders of Lumber Sales Corporation and of Camp Manufacturing Company, Incorporated as they exist at the time of the merger. For the purpose of said exchange there shall be issued six thousand four hundred two (6,402) shares of the authorized but unissued Common B Stock of Camp Manufacturing Company, Incorporated. The holders of the presently outstanding four hundred seventy-three thousand seven hundred twenty-one (473,721) shares of the Common Stock of Five ($5.00) Dollars par value per share of Camp Manufacturing Company, Incorporated, and the holders of the presently outstanding five hundred sixty-three thousand one hundred ninety-two (563,192) shares of Common B Stock of Five($5.00) Dollars par value share, of Camp Manufacturing Company, Incorporated, shall not on account of this merger receive any additional stock of the merged and consolidated corporation.



    Upon the completion of said exchange
the capital stock of the merged and consolidated corporation will consist of:


             Common ($5.00 par value):
                   Authorized, 600,000 shares;
                   In Treasury, 1,610 shares;
                   issued and outstanding, 473,721 shares;
             Common B ($5.00 par value):
                   Authorized, 600,000 shares;
                   In Treasury, 7,139 shares;
                   issued and outstanding, 569,594 shares;


    ARTICLE VI. The merged and consolidated corporation shall have as its charter and by-laws the present charter and by-laws of Camp Manufacturing Company, Incorporated, unless and until the same are changed according to law.

    ARTICLE VII. The costs incident to the merger contemplated by this agreement shall be borne by the merged and consolidated corporation.

    ARTICLE VIII. On and after the issuance by the State Corporation
Commission of Virginia of its certificate for such merger, and when and if this merger and consolidation shall have been completed Lumber Sales Corporation shall no longer exist as a separate corporation.


    ARTICLE IX. The Secretaries of the two merging corporations are hereby directed to mail and publish notices in the manner prescribed by law of the meeting of the stockholders of each of said corporations, to be held at their respective principal offices and places of meeting, for the purpose of taking action hereon. This agreement shall be submitted to the stockholders at each of said meetings, as provided by law, and shall take effect and be deemed and taken to be the agreement and act of merger of the said corporations upon the adoption thereof by the votes at said meetings of the holders of a majority of all of the shares of the stock of each of the said corporations, upon the issuance by the State Corporation Commission of Virginia of its certificate for such merger, and upon the doing of such other acts and things as shall be required by the laws of the Commonwealth of Virginia.


     ARTICLE X. Any stockholder of Lumber Sales Corporation who has not given assent to this agreement of merger or consolidation may serve notice of dissent on the President, Secretary or Treasurer of Lumber Sales Corporation, either within or without the Commonwealth of Virginia, at any time within 60 days after the date of said meeting of the stockholders of Lumber Sales Corporation, without awaiting the consummation of the merger or consolidation; and any stockholder of Camp Manufacturing Company, Incorporated who has not given assent to this agreement or merger or consolidation may serve notice of dissent on the President, Secretary or Treasurer of Camp Manufacturing Company, Incorporated, either within or without the Commonwealth of Virginia, at any time within 60 days after the date of said meeting of the stockholders of Camp

Manufacturing Company, Incorporated, without awaiting the consummation of the merger of consolidation.


    IN TESTIMONY WHEREOF all of the Directors of the said two merging Corporations have hereunto set their hands and seals; the corporate name of Camp Manufacturing Company, Incorporated, has hereunto been signed and its corporate seal has been hereto affixed and attested by its proper officers thereunto duly authorized by a meeting of the Board of Directors of said corporation, duly and regularly called and held on the 9th day of September, 1954; and the corporate name of Lumber Sales Corporation has been hereunto signed and its corporate seal hereto affixed by its proper officers thereunto duly authorized by a special meeting of the Board of Directors of said corporation, duly and regularly called and held on the 10th day of September, 1954; all as of the day and year first above written.

                                            CAMP MANUFACTURING COMPANY,
                                            INCORPORATED


                                            By________________________________
                                                          President

ATTEST:


--------------------------
         Secretary

                ________________________(SEAL)

                ________________________(SEAL)

                ________________________(SEAL)                      Directors
                                                                        of
                ________________________(SEAL)                    Manufacturing
                                                                    Company,
                ________________________(SEAL)                    Incorporated.

                ________________________(SEAL)

                             ________________________(SEAL)

                             ________________________(SEAL)

                             ________________________(SEAL)

                             ________________________(SEAL)

                             ________________________(SEAL)

                             ________________________(SEAL)


                                            LUMBER SALES CORPORATION


                                            By________________________________
                                                         President

ATTEST:


-------------------------
        Secretary

                   ________________________(SEAL)

                   ________________________(SEAL)

                   ________________________(SEAL)                Directors
                                                                     of
                   ________________________(SEAL)               Lumber Sales
                                                                 Corporation
                   ________________________(SEAL)               Manufacturing
                                                                   Company,
                   ________________________(SEAL)               Incorporated.

                   ________________________(SEAL)

                   ________________________(SEAL)

                   ________________________(SEAL)

                   ________________________(SEAL)

                   ________________________(SEAL)

                   ________________________(SEAL)


                             LUMBER SALES CORPORATION


                              By________________________________
                                        President

ATTEST:

-------------------------
        Secretary


                  ________________________(SEAL)

                  ________________________(SEAL)                  Directors
                                                                      of
                  ________________________(SEAL)                 Lumber Sales
                                                                  Corporation
                  ________________________(SEAL)

                  ________________________(SEAL)

        I, P. E. Frankfort, President of Lumber Sales Corporation, a Virginia corporation, hereby certify as such President and under the corporate seal of said corporation, attested by John C. Parker, the Secretary of said corporation, that the foregoing Joint Agreement, after having been entered into and signed by all or a majority of the directors of said corporation and of Camp Manufacturing Company, Incorporated, a Virginia corporation, under the corporate seals of their respective corporations, was duly submitted to and considered by the stockholders of Lumber Sales Corporation at a meeting separately called and separately held at the office of said company in Isle of Wight County, near Franklin, Virginia, for the purpose of taking the same into consideration, due notice of the time, place and general object of which meeting was given by publication at least six times a week for two successive weeks in a newspaper having a general circulation in Isle of Wight County, Virginia, where the principal office of said company is located, and by mailing a copy of such notice at least ten days prior to such meeting to the last know post office address of each of the stockholders of record of said company; and that at said meeting, at which the holders of a majority of the issued and outstanding shares of the Common stock of said company were present or represented by proxy, the said Common stock constituting all of the capital stock of the said company, said Joint Agreement was considered and a vote by ballot, in person or by proxy, was taken for the adoption or rejection of the same, each share entitling the holder to one vote, and that a majority of all of the votes cast at said meeting, was cast in favor of the adoption of said Joint Agreement.

        IN WITNESS WHEREOF, I have hereunto signed my name and caused the corporate seal of said company to be affixed hereto and duly attested by the Secretary of said corporation, this _____ day of __________, 1954.

                                            ----------------------------------
                                                           President


Attest:


-----------------------------
         Secretary




STATE OF VIRGINIA                   )
                                    )  To-wit:
COUNTY OF ISLE OF WIGHT             )

        I, _____________________, a Notary Public in and for the State and County aforesaid, do hereby certify that P. E. Frankfort, President, and John C. Parker, Secretary, respectively, of Lumber Sales Corporation, whose names are signed to the writing above bearing date the ____th day of ________________, 1954, have acknowledged the same before me in my State and County aforesaid.
        My commission expires the _________ day of ____________, 195_. Given under my hand this _____ day of ______________, 1954.

                                            ----------------------------------
                                                      Notary Public

        I, J. L. Camp, Jr., President of Camp Manufacturing Company, Incorporated, a Virginia corporation, hereby certify as such President and under the corporate seal of said company, attested by John C. Parker, the Secretary of said company, that the foregoing Joint Agreement, after having been entered into and signed by all or a majority of the directors of said corporation and of Lumber Sales Corporation, a Virginia corporation, under the corporate seals of their respective corporations, was duly submitted to and considered by the stockholders of Camp Manufacturing Company, Incorporated at a meeting separately called and separately held at the office of said company in Isle of Wight County, near Franklin, Virginia, for the purpose of taking the same into consideration, due notice of the time, place and general object of which meeting was given by publication at least six times a week for two successive weeks in a newspaper having a general circulation in Isle of Wight County, Virginia, where the principal office of said company is located, and by mailing a copy of such notice at least ten days prior to such meeting to the last know post office address of each of the stockholders of record of said company; and that at said meeting, at which the holders of a majority of the issued and outstanding shares of the Common stock of said company and a majority of the issued and outstanding shares of the Common B Stock of said company were present or represented by proxy, the said Common stock and Common B stock constituting all of the capital stock of the said company, said Joint Agreement was considered and a vote by ballot, in person or by proxy, was taken for the adoption or rejection of the same, each share entitling the holder to one vote, and that a majority of all of the votes cast at said meeting, was cast in favor of the adoption of said Joint Agreement.

        IN WITNESS WHEREOF, I have hereunto signed my name and caused the corporate seal of said company to be affixed hereto and duly attested by the Secretary of said corporation, this _____ day of __________, 1954.

                                            ----------------------------------
                                                           President


Attest:


-----------------------------
         Secretary




STATE OF VIRGINIA                   )
                                    )  To-wit:
COUNTY OF ISLE OF WIGHT             )

        I, _____________________, a Notary Public in and for the State and County aforesaid, do hereby certify that J. L. Camp, Jr., President, and John C. Parker, Secretary, respectively, of Camp Manufacturing Company, Incorporated, whose names are signed to the writing above bearing date the ____th day of ________________, 1954, have acknowledged the same before me in my State and County aforesaid.
        My commission expires the _________ day of ____________, 195_. Given under my hand this _____ day of ______________, 1954.

                                            ----------------------------------
                                                      Notary Public


County of Isle of Wight, the ____ day of ____________, 195_.

        The foregoing certificate of merger and certificate of the State Corporation Commission thereon was received, duly admitted to record, duly spread, and is now certified to the Clerk of the State Corporation Commission.

                                     Teste:

                                            ----------------------------------
                                                          Clerk

        THIS AGREEMENT OF MERGER, made and entered into this 11th day of June, 1956, by and between UNION BAG & PAPER CORPORATION (hereinafter sometimes called "Union") and the Directors thereof, parties of the first part, and CAMP MANUFACTURING COMPANY, INCORPORATED (hereinafter sometimes called "Camp") and the Directors thereof, parties of the second part;

        Union is a New Jersey corporation, organized under the general laws of New Jersey pursuant to an agreement of consolidation made the 22nd day of August, 1916, between The Union Bag and Paper Company, a New Jersey corporation, and Riegel Bag & Paper Company, a New Jersey corporation. Union maintains its principal New Jersey office at No. 1 Exchange Place, Jersey City, New Jersey. Under its charter, its total authorized capital stock consists of 10,000,000 shares of par value of $6 2/3 each.

        Camp is a Virginia corporation, organized under the laws of Virginia pursuant to an agreement of merger recorded October 30, 1944, between Camp Manufacturing Company, a Virginia corporation, and Chesapeake-Camp Corporation, a Virginia corporation, under the name of Chesapeake-Camp Corporation (which name was changed to Camp Manufacturing Company, Incorporated, by an amendment to its charter on July 14, 1945, which said charter was subsequently amended on the 16th day of December, 1946). Its principal office is located in the County of Isle of Wight, near Franklin, Virginia. Under its charter its total authorized capital stock consists of 1,200,000 shares, of which 600,000 are shares of Common Stock of the par value of $5.00 each and 600,000 are shares of Common Stock B of the par value of $5.00 each.

        Union and Camp (hereinafter referred to as the "Constituent Corporations") were organized for the purpose of carrying on the same or a similar business and the purposes for which they were organized are such as to permit their merger in accordance with the laws of New Jersey and Virginia.

        The respective Boards of Directors of the Constituent Corporations, in pursuance of the plan of reorganization of both of said Corporations, deem it desirable, to the end that wider diversification of business and product, more efficient use of facilities and greater economics in operation may be realized and otherwise and generally for the advantage and welfare of the said Corporations and their several and respective stockholders, to merge Union and Camp, under and pursuant to the laws of the Commonwealth of Virginia and of the State of New Jersey, all as hereinafter provided.

        NOW, THEREFORE, THIS AGREEMENT WITNESSETH: That in consideration of the premises and of the mutual agreements, provisions, covenants and promises herein contained, it is hereby agreed by and between the parties hereto that Union shall be, and it is hereby, merged with Camp, and Camp shall continue in existence as the surviving corporation under the laws of Virginia with the name of Union Bag-Camp Paper Corporation (hereinafter referred to as the "Corporation"). The merger shall, a counterpart hereof having been filed with the proper authorities of the State of New Jersey, take effect on such date as the State Corporation

Commission of Virginia shall issue its certificate for such merger (which date is hereinafter sometimes referred to as the "effective date of the merger"), all under the terms, conditions, provisions and restrictions, and with the powers herein contained under the charter of Camp Manufacturing Company, Incorporated, amended to read as hereinafter set forth; and the parties hereto, by these presents, hereby prescribe the terms and conditions of the said merger and the mode of carrying the same into effect, which terms and conditions and mode of carrying the same into effect the parties hereto do mutually and severally agree and covenant to observe, keep and perform; that is to say:

                                    ARTICLE I

        The charter of Camp as heretofore amended, if from and after the effective date of the merger, hereby changed to read as shown on Exhibit A hereto.

                                   ARTICLE II

        1. Until the number shall be altered, by an amendment of the by-laws, the Corporation shall have twenty Directors, all of one class, to be elected annually.

        The names and places of residence of the Directors of the Corporation who shall hold office from the effective date of the merger until their successors be elected or appointed according to the by-laws of the Corporation, are as follows:


                Name                                   Place of Residence
                ----                                   ------------------
           Lawrence D. Barney                       96 Undercliff Road
                                                    Montclair, New Jersey

           Malcolm S. Black                         356 Forest Road
                                                    South Orange, New Jersey

           Edwin F. Blain                           290 Sasco Hill Road
                                                    Fairfield, Conn.

           Sydney K. Bradley                        Hillcrest Park,
                                                    Stamford, Conn.

           Alexander Calder                         89 Undercliff Road
                                                    Montclair, New Jersey

           Alexander Calder, Jr.                    264 Upper Mountain Avenue
                                                    Montclair, New Jersey

           Robert G. Calder                         Quaker Lake
                                                    Pawling, New York

           Louis Cader, Jr.                         Whipporwill Road
                                                    Armonk, New York

           J. L. Camp, Jr.                          Franklin, Va.


           W. M. Camp                               Franklin, Va.

           Hugh D. Camp                             Franklin, Va.

           John M. Camp                             Franklin, Va.

           Wilton D. Cole                           37 Lake Drive
                                                    Mountain Lakes, N.J.

           Thomas T. Dunn                           1408 Bacon Park Drive
                                                    Fairway Oaks, Savannah, Ga.

           Robert W. Groves                         Beaulieu, Savannah, Ga.

           Kenneth J. Hanau                         333 Crestmont Road
                                                    Montclair, New Jersey

           D. J. Hardenbrook                        36 East 69th St.
                                                    New York, N.Y.

           William J. Borden                        Chappaqua, New York

           W. Paul Stillman                         27 Cooney Terrace
                                                    Fair Haven, New Jersey

           Homer A. Vilas                           206 Fernwood
                                                    Upper Montclair, New Jersey

        2. The following persons shall hold the following offices in the Corporation upon the effective date of the merger, and their offices, names and places of residence are as follows:


        Office                              Name                            Residence
        ------                              ----                            ---------
Chairman of the Board                Alexander Calder                  89 Undercliff Road
                                                                       Montclair, New Jersey

Vice Chairman of the Board           J. L. Camp, Jr.                   Franklin, Virginia

President                            Alexander Calder, Jr.             264 Upper Mountain Ave.
                                                                       Montclair, New Jersey

Executive Vice President,            Hugh D. Camp                      Franklin, Virginia
Camp Division

Executive Vice President,            Thomas T. Dunn                    1408 Bacon Park Drive,
Manufacturing                                                          Fairway Oaks, Savannah,
                                                                       Ga.


Secretary and Treasurer              Malcolm S. Black                  356 Forest Road
                                                                       South Orange, New Jersey



                                   ARTICLE III

                       CERTAIN PROVISIONS AS TO THE MERGER

        1. Submission to Stockholders and Filing. This Agreement of Merger is entered into subject to the approval of, and shall be submitted to, the stockholders of the respective Constituent Corporations, as provided by law, at meetings which shall be held as soon as practicable and in no event later than August 31, 1956. The Constituent Corporations shall do all such other acts and things as shall be necessary or desirable in order to effectuate the merger; provided that neither of the Constituent Corporations may require the other to file this Agreement of Merger with the proper authorities of the States of New Jersey and Virginia until the conditions set forth in Paragraph 7(b) of this Article III are fulfilled or are waived by the Board of Directors of such other corporation.

        2. Effect of Merger upon Stock of Constituent Corporations. Upon the effective date of the merger:

               (a) Each share of Capital Stock (par value $62/3 per share) of Union, which shall be issued and outstanding (excluding any shares then held in the treasury of Union, which shares shall cease to exist and shall be cancelled) shall be thereby converted into one share of Capital Stock (par value $62/3 per share) of the Corporation.

               (b) Each share of Common Stock and Common Stock B of Camp (each of the par value of $5 per share) which shall be issued and outstanding (excluding any shares then held in the treasury of Camp, which shares shall cease to exist and shall be cancelled) shall be thereby converted into 1.75 shares of Capital Stock (par value $62/3 per share) of the Corporation.

               (c) Upon the consummation of the merger there will be outstanding $47,564,520 aggregate par amount of Capital Stock divided into 7,134,678 shares, having a par value of $62/3 each, and the amount of stated capital of the Corporation at that time is hereby fixed at $47,564,520.

        After the effective date of the merger, each holder of an outstanding certificate or certificates theretofore representing Capital Stock of Union or Common Stock or Common Stock B of Camp may surrender the same to the Corporation, and such holder shall be entitled, upon such surrender, to receive in exchange therefor a certificate or certificates representing the number of shares of Capital Stock of the Corporation into which the shares of stock of Union or Camp theretofore represented by the certificate or certificates so surrendered shall have been converted as aforesaid. Such exchange shall be at the expense of the Corporation. Until so surrendered, each outstanding certificate which, prior to the effective date of the merger, represented shares of stock of Union or Camp, shall be deemed for all corporate purposes to evidence ownership of the shares of stock of the Corporations into which the same shall have been so converted; provided, however, that unless and until any such outstanding Camp certificates shall be so surrendered, no dividend payable to the holders of record of Capital Stock of the Corporation as of any date subsequent to the effective date of the merger shall be paid to the holders of outstanding Camp certificates, but upon such surrender of any such outstanding certificate or certificates, the amount of such unpaid dividends shall be paid to the holder in whose name the certificate or certificates for Capital Stock of the Corporation shall be issued.

        The Corporation shall not be required to issue any fraction of a share of Capital Stock of the Corporation, but may require any stockholder to sell or complete any fraction of a share, or may provide for scrip or other such substitute as may be approved by the Corporation.

        3. Restrictions on Action Prior to Effective Date of Merger. Prior to the effective date of the merger, neither of the Constituent Corporations will engage in any activity or transaction other than in the ordinary course of business without first obtaining the approval of the other. The Constituent Corporations will not declare or pay any dividends prior to the effective date of the merger, other than regular quarterly dividends at regular rates, or issue or acquire any of their own stock.

        4. Effect of Merger on Property. Upon the effective date of the merger, all the property, rights, privileges, franchises, leases, contracts, patents, trade-marks, licenses, registrations and other assets of every kind and description of Union shall be transferred to, vested in and devolved upon the Corporation, without further act or deed, and all property, rights and every other interest of the Constituent Corporations. Union hereby agrees, from time to time as and when requested by the Corporation or by its successors or assigns, to execute and deliver, or cause to be executed and delivered, all such deeds and instruments, and to take, or cause to be taken, such further or other action as the Corporation may deem necessary or desirable in order to vest in and confirm to the Corporation title to, and possession of, any property of Union acquired or to be acquired by reason of or as a result of the merger herein provided for, and otherwise to carry out the intent and purposes hereof, and the proper officers and directors of Union and the proper officers and directors of the Corporation are fully authorized in the name of Union or otherwise to take any and all such action.

        5. By-laws. The by-laws of Camp, as they may be amended from time to time, shall be the by-laws of the Corporation.

        6. Employee Benefit Plans. Until otherwise determined by the Board of Directors of the Corporation, all pension and group insurance arrangements of the Constituent Corporations shall continue for the benefit of the employees and retired employees of each of the Constituent Corporations to which they apply and shall remain separate and exclusively for the benefit of such employees.

        7. Termination and Abandonment. Anything herein or elsewhere to the contrary notwithstanding, this Agreement of Merger may be terminated and abandoned:

               (a) by mutual consent of the Boards of Directors of the Constituent Corporations, at any time prior to the effective date of the merger;

               (b) by the Board of Directors of either of the Constituent Corporations, at any time prior to the effective date of the merger, if either the Internal Revenue Service of the United States or the Department of Taxation of Virginia has not issued a ruling satisfactory to such Board of Directors that such merger will not result in recognized gain or loss or taxable income to either of the Constituent Corporations or their stockholders.

        In the event of termination and abandonment of this Agreement of Merger by the Board of Directors of either of the Constituent Corporations as above provided, written notice shall be given to the other and thereupon this Agreement of Merger shall become wholly void and of no effect and there shall be no liability on the part of either of the Constituent Corporations or its Board of Directors or stockholders.

        IN WITNESS WHEREOF, Union Bag & Paper Corporation and Camp Manufacturing Company, Incorporated, have caused this Agreement of Merger to be signed in their respective corporate names by their respective officers, thereunto duly authorized, and have caused their respective seals to be hereunto affixed and duly attested, and the undersigned directors of each of the said corporations have signed and sealed these presents, all as of the day and year first above written.

                          UNION BAG & PAPER CORPORATION


                                            By________________________________
                                                          President

Attest:


--------------------------
       Secretary


        LAWRENCE D. BARNEY, MALCOLM S. BLACK, EDWIN F. BLAIR, SYDNEY K. BRADLEY, ALEXANDER CALDER, ALEXANDER CALDER, JR., ROBERT G. CALDER, WILTON D. COLE, THOMAS T. DUNN, ROBERT W. GROVES, KENNETH J. HANAU, D. J. HARDENBROOK,
WILLIAM J. MORDEN, W. PAUL STILLMAN AND HOMER A. VILAS.

        -----------------------             ---------------------------

        -----------------------             ---------------------------

        -----------------------             ---------------------------

        -----------------------             ---------------------------

        -----------------------             ---------------------------

        -----------------------             ---------------------------

        -----------------------             ---------------------------

        being all or a majority of their number.

                                    CAMP MANUFACTURING COMPANY, INCORPORATED


                                            By________________________________
                                                       President

Attest:


--------------------------------
         Secretary



        JOHN S. ALFRIEND, HUGH D. CAMP, J. L. CAMP, JR., J. M. CAMP, JOHN M. CAMP, P. R. CAMP, W. M. CAMP, PHILIP E. FRANKFORT, C. C. GOULDMAN, ROBERT M. JEFFRESS, S. A. LIPSCOMB, JR., ELIS OLSSON, JOHN C. PARKER, BURTON J. RAY, J. E. RAY, III AND WALTER C. SHORTER.


        -----------------------             ---------------------------

        -----------------------             ---------------------------

        -----------------------             ---------------------------

        -----------------------             ---------------------------

        -----------------------             ---------------------------

        -----------------------             ---------------------------

        being all or a majority of their number.




Agreed to and approved by the Board of    Agreed to and approved by the Board of
  Directors of UNION BAG & PAPER            Directors of CAMP MANUFACTURING
  CORPORATION.                              COMPANY, INCORPORATED.



------------------------------------     -------------------------------------
               Chairman of the Board                     Chairman of the Board

                                                                       EXHIBIT A

                                     CHARTER

                                       OF

                        UNION BAG-CAMP PAPER CORPORATION

                                  ------------


                                    ARTICLE I

        The name of the Corporation is UNION BAG-CAMP PAPER CORPORATION.

                                   ARTICLE II

        The purpose for which the Corporation is organized is to acquire, own, hold, use, produce, mine, manufacture, process, distribute, mortgage, sell and generally deal in timber, lumber, wood, pulp, board, paper, minerals, metals, chemicals and all products made wholly or partly thereof or therefrom, and all other real and personal property of every kind, without limitation. The Corporation shall have all corporate powers provided by Virginia law, including the power to acquire and hold or guarantee securities of other corporations, but shall not have the powers of a bank, insurance company, railroad or other public service company.

                                   ARTICLE III

        The maximum amount of the Capital Stock of the Corporation is to be $66,666,6662/3, and the minimum amount is to be $10,000,000; and the Capital Stock is to be divided into shares of the par value of $62/3 per share. Each outstanding share of Capital Stock shall be entitled to one vote on each matter submitted to a vote at any meeting of the stockholders of the corporation.

                                   ARTICLE IV

        All stock of the Corporation, whether now or hereafter authorized, may be issued from time to time for such consideration as may be fixed from time to time by the Board of Directors.

                                    ARTICLE V

        All corporate powers shall be exercised by the Board of Directors, except as otherwise required by statute or by the charter as at the time amended.

        The Board of Directors shall have the power to make and alter the by-laws.

        The Board of Directors shall have the right to prescribe reasonable rules and regulations governing any inspection of the books and records by the stockholders.

                                   ARTICLE VI

        The principal office of the Corporation shall be in the County of Isle of Wight, Virginia, and its post office address shall be Franklin, Virginia.

                                   ARTICLE VII

        The amount of real estate to which the holdings of the Corporation are limited is 10,000,000 acres.

          CERTIFICATE OF THE SECRETARY OF UNION BAG & PAPER CORPORATION

                        RELATIVE TO VOTE OF STOCKHOLDERS

        I, MALCOLM S. BLACK, Secretary of Union Bag & Paper Corporation, a corporation organized and doing business pursuant to Title 14 of the Revised Statutes of New Jersey as amended, do hereby certify in accordance with the provisions of Section 14:12-3 of said Revised Statutes, as amended:

               1. That the foregoing Agreement of Merger of Union Bag & Paper Corporation and Camp Manufacturing Company, Incorporated was agreed to by the directors of said Union Bag & Paper Corporation at a duly convened meeting called for that purpose.

               2. That said Agreement was duly submitted to the stockholders of said Union Bag & Paper Corporation at a meeting thereof called for the purpose of taking the same into consideration, of which twenty days' notice of time, place and object thereof was mailed to the last known post office address of each of said stockholders.

               3. That said Agreement was considered by the stockholders at said meeting and a vote of the stockholders was taken by ballot for the adoption or rejection of said Agreement and the stockholders owning more than two-thirds of the shares of the capital stock of said Union Bag & Paper Corporation voted in favor of the adoption of said Agreement.

               4. That the meeting of stockholders of Union Bag & Paper Corporation and the said vote by ballot on said Agreement were held and taken separately from the meeting of stockholders and vote of said Camp Manufacturing Company, Incorporated.

               5. That the principal office of Union Bag & Paper Corporation is No. 1 Exchange Place, Jersey City, New Jersey, and August Lages is the agent therein and in charge thereof, upon whom process against said Union Bag & Paper Corporation may be served within said state.

        IN WITNESS WHEREOF, I have hereunto signed my name as Secretary and affixed the seal of Union Bag & Paper Corporation this ____ day of July, 1956.



                                            ----------------------------------
                                                                  Secretary

           CERTIFICATE OF THE SECRETARY OF CAMP MANUFACTURING COMPANY,
                  INCORPORATED RELATIVE TO VOTE OF STOCKHOLDERS

        I, JOHN C. PARKER, Secretary of Camp Manufacturing Company, Incorporated, a corporation organized and doing business under the law of the State of Virginia, do hereby certify in accordance with the provisions of
Section 14:12-3 of the Revised Statutes of New Jersey, as amended:

               1. That the foregoing Agreement of Merger of Camp Manufacturing Company, Incorporated and Camp Manufacturing Company, Incorporated was agreed to by the directors of said Camp Manufacturing Company, Incorporated at a duly convened meeting called for that purpose.

               2. That said Agreement was duly submitted to the stockholders of said Camp Manufacturing Company, Incorporated at a meeting thereof called for the purpose of taking the same into consideration, of which twenty days' notice of time, place and object thereof was mailed to the last known post office address of each of said stockholders.

               3. That said Agreement was considered by the stockholders at said meeting and a vote of the stockholders was taken by ballot for the adoption or rejection of said Agreement and the stockholders owning more than two-thirds of the shares of the capital stock of said Camp Manufacturing Company, Incorporated voted in favor of the adoption of said Agreement.

               4. That the meeting of stockholders of Camp Manufacturing Company, Incorporated and the said vote by ballot on said Agreement were held and taken separately from the meeting of stockholders and vote of said Union Bag & Paper Corporation.

                5. That the principal office of Camp Manufacturing Company, Incorporated is Isle of Wight County, Virginia, near Franklin, Virginia, and A. E. S. Stephens, of Smithfield, Virginia, is the duly appointed agent of Camp Manufacturing Company, Incorporated, upon whom process against said Camp Manufacturing Company, Incorporated may be served within said state.

        IN WITNESS WHEREOF, I have hereunto signed my name as Secretary and affixed the seal of Camp Manufacturing Company, Incorporated this ____ day of July, 1956.



                                            ----------------------------------
                                                                  Secretary

                 CERTIFICATE OF ADOPTION OF AGREEMENT OF MERGER

        THIS TO CERTIFY that a special meeting of the stockholders of UNION BAG & PAPER CORPORATION, a New Jersey corporation, was held at its principal office, located at No. 1 Exchange Place, New Jersey City, Hudson, County, New Jersey, on the 12th day of July, 1956, for the purpose of considering and voting upon the adoption or rejection of an agreement of merger entered into between Union Bag & Paper Corporation and the directors thereof and Camp Manufacturing Company, Incorporated and the directors thereof, bearing date the 11th day of June, 1956;

        That due notice of the time, place and general object of the said meeting was given by publication at least six (6) times a week for two (2) successive weeks in The Virginian-Pilot, a newspaper of general circulation in the County of Isle of Wight, Virginia, and by mailing a copy of the notice, at least twenty (20) days prior to the meeting, to the last known post office address of each of the stockholders of record on the books of Union Bag & Paper Corporation at the close of business on June 18, 1956, the record date established by the Board of Directors, and at the said meeting, which was duly convened, there were represented in person or by proxy 4,580,678 shares of the Capital Stock of the corporation, constituting more than two-thirds of the total number of shares of the said Capital Stock issued and outstanding, and the said agreement of merger was considered and a vote by ballot was taken for the adoption or rejection thereof, and 4,560,467 shares of the said Capital Stock represented at said meeting were voted in favor of the adoption of the said agreement of merger, constituting more than two-thirds of the total number of shares of capital stock issued and outstanding and more than a majority of all of the votes cast at said meeting; and

        That the said meeting further authorized and directed that, a counterpart of the said agreement of merger having previously been filed with the proper authorities of the State of New Jersey (which the undersigned hereby certify to have been now accomplished), the fact of the adoption of the said agreement of merger be duly certified to the State Corporation Commission of Virginia by the Vice President of the corporation under the seal of the corporation, attested by its Secretary, and that this certificate, together with a like certificate of Camp Manufacturing Company, Incorporated, and together with a executed copy of the said agreement of merger, be presented to the State Corporation Commission of Virginia, as evidence of the compliance with the requirements of the laws of the State of Virginia pursuant to which the said merger is to be effected.

        IN TESTIMONY WHEREOF, this certificate has, pursuant to authority from the stockholders as aforesaid, been executed by Wilton D. Cole, as Vice President of Union Bag & Paper Corporation, under the seal of the said corporation, duly attested by Malcolm S. Black, its Secretary, this ____ day of July, 1956.


                                            ----------------------------------
                                                  Vice President of

                                            Union Bag & Paper Corporation

Attest:


------------------------------
       Secretary



STATE OF NEW JERSEY                 )
                                    ) to wit:
COUNTY OF ESSEX                     )


        I, Charles Fiumefreddo, Jr., a notary public in and for the County aforesaid, in the State of New Jersey, do hereby certify that Wilton D. Cole and Malcolm S. Black, Vice President and Secretary, respectively, of Union Bag & Paper Corporation, whose names as such are signed to the foregoing writing, bearing date the ____ day of July, 1956, have acknowledged the same before me in my County aforesaid, and further acknowledged that the corporate seal thereunto affixed is the common and corporate seal of the said Union Bag & Paper Corporation.

        Given under my hand and notarial seal this ____ day of July, 1956.


                                            ----------------------------------
                                                      Notary Public

My commission expires on April 30, 1961.

                 CERTIFICATE OF ADOPTION OF AGREEMENT OF MERGER

        THIS TO CERTIFY that a special meeting of the stockholders of CAMP MANUFACTURING COMPANY, INCORPORATED, a Virginia corporation, was held at its principal office, located in the County of Isle of Wight, near Franklin, Virginia, on the 12th day of July, 1956, for the purpose of considering and voting upon the adoption or rejection of an agreement of merger entered into between Union Bag & Paper Corporation and the directors thereof and Camp Manufacturing Company, Incorporated and the directors thereof, bearing date the 11th day of June, 1956;

        That due notice of the time, place and general object of the said meeting was given by publication at least six (6) times a week for two (2) successive weeks in The Virginian-Pilot, a newspaper of general circulation in the County of Isle of Wight, Virginia, and by mailing a copy of the notice, at least twenty (20) days prior to the meeting, to the last known post office address of each of the stockholders of record on the books of Union Bag & Paper Corporation at the close of business on June 21, 1956, the record date established by the Board of Directors, and at the said meeting, which was duly convened, there were represented in person or by proxy 463,650 shares of the Common Stock of the corporation, constituting more than two-thirds of the total number of shares of the said Common Stock issued and outstanding, and 533,407 shares of the Common Stock B of the corporation, constituting more than two-thirds of the total number shares of said Common Stock B issued and outstanding, and the said agreement of merger was considered and a vote by ballot was taken for the adoption or rejection thereof, and 463,650 shares of the said Common Stock and 533,407 shares of the said Common Stock B represented at said meeting were voted in favor of the adoption of the said agreement of merger, constituting more than two-thirds of the total number of shares of capital stock issued and outstanding and more than a majority of all of the votes cast at said meeting; and

        That the said meeting further authorized and directed that, a counterpart of the said agreement of merger having previously been filed with the proper authorities of the State of New Jersey (which the undersigned hereby certify to have been now accomplished), the fact of the adoption of the said agreement of merger be duly certified to the State Corporation Commission of Virginia by the Vice President of the corporation under the seal of the corporation, attested by its Secretary, and that this certificate, together with a like certificate of Union Bag & Paper Corporation, and together with a executed copy of the said agreement of merger, be presented to the State Corporation Commission of Virginia, as evidence of the compliance with the requirements of the laws of the State of Virginia pursuant to which the said merger is to be effected.

        IN TESTIMONY WHEREOF, this certificate has, pursuant to authority from the stockholders as aforesaid, been executed by Hugh D. Camp, as President of Camp Manufacturing Company, Incorporated, under the seal of the said corporation, duly attested by John C. Parker, its Secretary, this ____ day of July, 1956.

                                            ----------------------------------
                                                  Vice President of
                                            Camp Manufacturing Company,
                                              Incorporated

Attest:


------------------------------
       Secretary



STATE OF VIRGINIA            )
                             ) to wit:
COUNTY OF ISLE OF WIGHT      )


        I, J. J. Fively, Jr., a notary public in and for the County aforesaid, in the State of Virginia, do hereby certify that Hugh D. Camp and John C. Parker, President and Secretary, respectively, of Camp Manufacturing Company, Incorporated, whose names as such are signed to the foregoing writing, bearing date the ____ day of July, 1956, have acknowledged the same before me in my County aforesaid, and further acknowledged that the corporate seal thereunto affixed is the common and corporate seal of the said Camp Manufacturing Company, Incorporated.

        Given under my hand and notarial seal this ____ day of July, 1956.


                                            ----------------------------------
                                                      Notary Public

My commission expires on ________________.

                            COMMONWEALTH OF VIRGINIA
                 DEPARTMENT OF THE STATE CORPORATION COMMISSION


                                                AT RICHMOND, July 12, 1956.

        In re: Merger of
                  Union Bag & Paper Corporation,
                  a New Jersey corporation,

                  with

                  Camp Manufacturing Company, Incorporated, a Virginia corporation,

                  into a single corporation, under the name of

                  Union Bag & Paper Corporation


        This day there was presented to the State Corporation Commission the original of an agreement of merger of Union Bag & Paper Corporation, a New Jersey corporation, and Camp Manufacturing Company, Incorporated, a Virginia corporation, bearing date the 11th day of June, 1956, executed by the board of directors of each of said corporations, respectively, under their respective corporate seals; together with the certificate of the Vice President of Union Bag & Paper Corporation, under the corporate seal of the said corporation, attested by its Secretary, the certificate of the President of Camp Manufacturing Company, Incorporated, under the corporate seal of the said corporation, attested by its Secretary, which said certificates were acknowledged by the officers of the said respective corporations signing the same before an officer authorized by the laws of this Commonwealth to take acknowledgments to deeds; the object of said agreement and certificates being to merge Union Bag & Paper Corporation with Camp Manufacturing Company, Incorporated, under the name of Union Bag & Paper Corporation.

        And it appearing that the corporations aforesaid are organized for the purpose of carrying on the same or a similar business, and are authorized under the laws of this Commonwealth to merge;
        And it further appearing from said papers that said agreement was submitted to the stockholders of each of said corporations separately, at meetings called and held as required by law, and that at each of said meeting the joint agreement was considered, and a vote by ballot, in person or by proxy, taken for the adoption or rejection of the same, and that, at each of said meetings, at least a majority of all the votes cast was in favor of said agreement of merger;
        The State Corporation Commission certifies that it has ascertained and does now declare that Union Bag & Paper Corporation and Camp Manufacturing Company, Incorporated, have, by complying with the requirements of the law of the Commonwealth of Virginia, entitled themselves to the merger applied for, under the name of Union Bag & Paper Corporation, with principal office in the County of Isle of Wight, and its post office address Franklin, Virginia, in accordance with the terms and provisions and subject to all the conditions contained in said agreement of merger bearing date the 11th day of June, 1956, aforesaid, to the same effect as if said agreement were now herein transcribed in full, and that the said merged corporation, Union Bag & Paper Corporation, is hereby declared to have all the powers and privileges conferred, and to be subject to all the conditions and restrictions imposed, by law upon corporations of this character; and said agreement, together with said certificates, is, with this order, hereby ordered to be recorded.

                                            ----------------------------------
                                                          Chairman


Attest:


------------------------------
  Clerk of the Commission



COMMONWEALTH OF VIRGINIA
        Office of the State Corporation Commission
        In the City of Richmond, the 12th day of July, 1956.
        The foregoing certificate of merger was this day received and duly admitted to record in this office and is hereby certified to the Clerk of the Circuit Court of the County of Isle of Wight, according to law.


                                            STATE CORPORATION COMMISSION


                                            By________________________________
                                                           Chairman


Attest:


----------------------------------
    Clerk of the Commission


Virginia:

        In the Clerk's Office of the Circuit Court of the

                            CERTIFICATE FOR AMENDMENT
                                 TO THE CHARTER
                                       of
                           CHESAPEAKE-CAMP CORPORATION

        WHEREAS, Chesapeake-Camp Corporation,, a corporation created and existing under and by virtue of the laws of the Commonwealth of Virginia, desires to have its charter amended as hereinafter set out; now, therefore, to that end, I, J. L. Camp, Jr., President of said corporation, under the seal of the said corporation, attested by the Secretary thereof, do hereby certify as follows:

        1. That on the 12th day of September, 1939, after due notice to all of the directors of the corporation, there was held at the office of he corporation, in Isle of Wight County, near Franklin, Virginia, a meeting of the Board of Directors of the aforesaid corporation, at which meeting more than a majority of the directors were present and unanimously passed the following resolution, declaring that the following amendment to the charter of the said corporation is advisable:

               RESOLVED, that in the judgment of the Board of Directors of this corporation, it is advisable to amend the charter of this corporation by changing the location of the principal office of the corporation in the State of Virginia from the Town of Franklin, South-Hampton County, Virginia, to Isle of Wight County, near Franklin, Virginia, and to that end, that application be made to the State Corporation Commission of Virginia to amend the charter of this corporation granted by the State Corporation Commission of Virginia on the 11th day of December, 1936, so that paragraph (b), when so amended, shall, in lieu of paragraph (b) of the original charter, read as follows:

               "(b) PRINCIPAL OFFICE.

               "The principal office of the corporation in this state is to be located in the County of Isle of Wight, near Franklin, Virginia."

               2. That the proceedings of the said meeting were duly entered on the minutes of the Board of Directors.

               WHEREFORE, this certificate is now signed by J. L. Camp, Jr., President of Chesapeake-Camp Corporation, with its corporate seal hereunto affixed and attested by J. M. Camp, its Secretary, this ____ day of September, 1939.



                                            ----------------------------------
                                            President of Chesapeake-Camp
                                   Corporation


Attest:

--------------------------
      Secretary.

STATE OF VIRGINIA:
COUNTY OF ISLE OF WIGHT, to-wit:

        I, ________________, a notary public in and for the County aforesaid, in the State of Virginia, do hereby certify that J. L. Camp, Jr., President, and J.
M. Camp, Secretary, respectively, of Chesapeake-Camp Corporation, whose names are signed to the foregoing writing, bearing date on the ____ day of September, 1939, have acknowledged the same before me in my County and State aforesaid.

        Given under my hand this _____ day of September, 1939.



                                    ---------------------------------------
                                                  Notary Public.


My commission expires on __________.

                            CERTIFICATE OF AMENDMENT
                                to the charter of
                           CHESAPEAKE-CAMP CORPORATION




        WHEREAS, Chesapeake-Camp Corporation,, a corporation created and existing under and by virtue of the laws of the Commonwealth of Virginia, desires to have its charter amended as hereinafter set out; now, therefore, to that end, I, J. L. Camp, Jr., President of said corporation, under the seal of the said corporation, attested by the Secretary thereof, do hereby certify as follows:

        1. That on the 21st day of January, 1941, after due notice to all of the directors of the corporation, there was held at the office of he corporation, in Isle of Wight County, near Franklin, Virginia, a meeting of the Board of Directors of the aforesaid corporation, at which meeting more than a majority of the directors were present and unanimously passed the following resolution, declaring that the following amendment to the charter of the said corporation is advisable:

               RESOLVED, that in the judgment of the Board of Directors of this corporation, it is advisable to amend the charter of this corporation for the purpose of changing the par value of the common stock of this corporation from One Hundred Dollars ($100.00) per share to Ten Dollars ($10.00) per share, and to that end, that application be made to the State Corporation Commission of Virginia to amend the charter of this corporation granted by the State Corporation Commission of Virginia on the 11th day of December, 1936 and subsequently amended by the State Corporation Commission on the 22nd day of September, 1939, so that paragraph (d), when so amended, shall, in lieu of paragraph (d) of the original charter, read as follows:

               "(a) CAPITAL STOCK.

               "The capital stock of the corporation is to be divided into two
        (20) classes: First, preferred stock, having par value of One Hundred Dollars ($100.00) per share, of which the maximum amount is to be One Million two Hundred Fifty Thousand Dollars ($1,250,000.00); and second, common stock, having a par value of Ten Dollars ($10.00) per share, of which the maximum amount is to be One Million Dollars ($1,000,000.00) and the minimum amount is to be Five Hundred Thousand Dollars ($500,000.00).

               "The said common stock, having a par value of Ten Dollars ($10.00) per share, shall be exchanged for the presently outstanding common stock of the corporation, having a par value of One Hundred Dollars ($100.00) per share, on the basis of ten (10) shares of such common stock having a par value of Ten Dollars ($10.00) per share for each one share of common stock now outstanding, having a par value of One Hundred Dollars ($100.00) per share, upon the presentation by the holder or holders thereof of the certificate or certificate for the common stock now outstanding for exchange, and thereupon the certificate or certificates for such common stock now outstanding shall be cancelled.

               "The preferred stock is to be so issued as to bear dividends at the rate of five (5) per centum per annum on its par value from the date of its original issue, payable quarterly on the 1st day of January, April, July and October of each calendar year, the said dividends to be cumulative and to be paid before any dividends shall be paid on the common stock, the said preferred stock. [page ends here]

[this page starts with broken text]
erence over the common stock in any distribution, voluntary or otherwise, of the corporate assets, in liquidation or otherwise; but except to he extent of the its par value and accrued dividends, the preferred stock shall have no share in the earnings or other assets of the corporation, and the holders thereof shall not be entitled to any vote thereon, except in the event and to the extent that is hereinafter provided in case default shall be made in the payment of dividends. The holders of such preferred stock shall, however, be entitled to the same notice of stockholders' meetings as may be provided for the holders of common stock, and shall have the right to attend any and all stockholders' meetings. Out of the profits or surplus of the corporation, as the same are determined b the Board of Directors, the holders of record of preferred stock shall be entitled, but only as and when declared by the Board of Directors, to dividends at the rate of five (5) per centum per annum, payable quarterly as hereinabove provided. The payment quarterly as hereinabove provided, at the rate of five (5) per centum per annum, of dividends on such preferred stock to the holders thereof, even though not earned by the corporation or not declared by its Board of Directors, and the liquidation of said preferred stock at its par value and accrued dividends to the date of such liquidation, may be guaranteed by one or more other corporations or by such other person or persons as may be willing to make such guaranty; and in the event the corporation shall fail to declare and pay any quarterly dividend as hereinabove provided, and such dividend be paid or caused to be paid by any such guarantor or guarantors, such guarantor or guarantors so making any such payment shall be subrogated to the right of the holder of such preferred stock on which such payment is so made thereafter to receive such dividend as an when paid by the corporation, and when such dividend be thereafter declared by the corporation it shall be by it paid directly to such guarantor or guarantors, without further authorization from the holder of the said preferred stock; and likewise in the event, upon liquidation, the corporation shall fail to pay to the holder of any such preferred stock the par value thereof and accrued dividends thereon to the time of such payment, and such amount as may not be paid by the corporation, or any part thereof, be paid or caused to be paid by any such guarantor or guarantors, such guarantor or guarantors so making any such payment shall be subrogated to the right of the holder of said preferred stock on which such payment is so made, but only after said holder shall have received the full par value of sid stock and accrued dividends, to the extent that such payment, in whole or in part, is to made by such guarantor or guarantors, thereafter to receive such payments for on account of the liquidation value of said stock as and when made by the corporation, and when any such payments be made by the corporation, after said holder shall have received the full par value of said stock and accrued dividends, they shall be made directly to such guarantor or guarantors, without further authorization from the holder of the said preferred stock. Any such guarantor shall have the right to purchase from the holder thereof any or all of the preferred stock on which the dividends and the liquidation of par value and accrued dividends are so guaranteed by such guarantor, at the price, at the time and after the notice herein provide for the redemption by the corporation of the said preferred stock, at the time of such purchase. Should any such guarantor at any time purchase less than the total amount of said preferred stock so guaranteed by it or him the shares so purchased shall be selected by lot. Should at any time there be default in the payment by the corporation and by any guarantor or guarantors thereof of eight (8) quarterly dividends on the sale preferred stock, whether or not any of such quarterly dividends have been declared by the Board of Directors of the corporation, then and in such event, and during the continuance of there shall be such default shall have the right to one vote per share, equally with the holders of the common stock, at all stockholders' meetings.

               "The said preferred stock shall be subject to redemption, in whole or in part, by the corporation on any dividend payment date, after not less than thirty (30) days' prior written notice to the holder or holders thereof, delivered in person or mailed to such holder or holders at his or their post office address as the same appears on the records of the corporation, at the price of One Hundred Five Dollars ($105.00) per share if such stock be redeemed on or before January 1, 1942, and at the price of One Hundred Three Dollars ($103.00) per share if redeemed thereafter, and in each case together with accrued and unpaid dividends until the time of such redemption, whether such dividends shall previously have been declared by the Board of Directors of the corporation or not. If, after such notice and call for redemption, the holder or holders of such preferred stock as may be so called shall fail to present the said stock at the time and place determined by such notice for its redemption, then the holder or holders thereof shall not be entitled to further dividends thereon, unless the corporation shall fail to redeem the said stock at the price herein specified and at the place specified in said notice, at the time fixed for such redemption or thereafter, upon presentation of certificates for the said stock, properly assigned. All stock redeemed by the corporation under the provisions hereof shall be cancelled and shall not again be issued. In the event the payment of dividends on any such preferred stock and the payment of the par value hereof and accrued dividends upon liquidation be guaranteed, as hereinabove provided, by one or more corporations or persons, then and in the event of a partial redemption of the said preferred stock the corporation shall redeem the same proportion of the stock so guaranteed by each guarantor as it redeems of the total amount of the said preferred stock then outstanding. The shares to be redeemed of the stock so guaranteed by any guarantor, as well as the shares to be redeemed of the stock not so guaranteed, shall be selected by lot. In order to make more readily distinguishable the certificates for stock which may be guaranteed, as hereinabove provided, by one corporation or person from that so guaranteed by another corporation or person the corporation may, insofar as may not be otherwise provided by law, print or lithograph the certificates for the said preferred stock to be guaranteed by one corporation or person on a different colored paper from the certificates for that guaranteed by any other corporation or person, or otherwise print, stamp or impose thereon such distinguishing legends or endorsements as it may deem appropriate. The term "accrued dividends", wherever used in this certificate with reference to the preferred stock of the corporation, shall be deemed to mean the amount which shall be equal to Five per centum per annum on the par value of the said stock from the date or dates of its original issue to the date of redemption, purchase or distribution, as the case may be, less the aggregate amount of all dividends which shall have been paid on the said preferred stock to such date. So long as any of the said preferred stock is issued and outstanding the corporation shall not, without the consent of the holders of at least sixty (60) per centum of the said preferred stock then outstanding (a) execute any mortgage or deed of trust upon its real estate or tangible personal property or issue any debentures or other similar obligations; provided, however, that this restriction shall not apply to the deed of trust or first mortgage extended to secure an issue of bonds in aggregate principal amount of $1,400,000.00 constituting a part of the original financing of the corporation, nor to any deed of trust or mortgage which may hereafter be desired to be executed for the purpose of or in connection with the refunding part, nor shall this restriction apply to or prevent the purchase by the corporation of property subject to any lien o liens thereon or the execution by the corporation of a deed of trust or mortgage on any property required by it subsequent to the date of the original issue of the said preferred stock, or the making of bank loans or other obligations in the usual course of business, or he creation of any other indebtedness payable within one year after the same has been incurred; or (b) declare any dividends upon its common stock the payment whereof, at the time of such payment, will reduce the current assets of the corporation, as shown by its books, below two hundred (200) per centum of its current liabilities, as likewise shown."

               And the said Board of Directors thereupon passed a further resolution, ordering a meeting of the stockholders to be called on the 4th day of February, 1941, according to law, to take action upon the foregoing resolution proposing to amend the charter of the corporation.

        2. That on the 4th day of February, 1941 there was held at the office of the corporation, in Isle of Wight County, near Franklin, Virginia, a meeting of the stockholders, after notice in writing had been given to each of the stockholders of record by serving the same on them personally or by mailing it to their last known office address, as furnished by them to the officers of the corporation, at least ten (10) days prior to such meeting, and in such notice there was stated the time and place of the meeting, and its object; that at said meeting there were present or represented ten thousand (10,000) shares out of a total of ten thousand (10,000) shares of the common stock of his corporation issued and outstanding, that being the only class of stock having voting power; that the foregoing resolution adopted by the Board of Directors, proposing to amend the charter of this corporation in the manner hereinbefore set out, was in terms laid before the stockholders' meeting and approved by a vote in favor of such amendment of ten thousand (10,000) shares of said common stock, that being at least two-thirds in interest of each class of the stockholders of their corporation having voting power.

        3. That the proceedings of the said meeting were duly entered on the minutes of the proceedings of the stockholders.

        [illegible], this certificate is now signed by J. L. Camp, Jr., President of Chesapeake-Camp Corporation aforesaid, with its corporate seal hereunto affixed and attested by J. M. Camp, its Secretary, this ____ day of February, 1941.


                                            ----------------------------------
                                            President of Chesapeake-Camp
                                            Corporation.


Attest:


-----------------------------
      Secretary



STATE OF VIRGINIA:
COUNTY OF ISLE OF WIGHT, to-wit:

        I, ______________, a notary public in and for the County aforesaid, in the State of Virginia, do hereby certify that J. L. Camp, Jr., President, and J.
M. Camp, Secretary, respectively, of Chesapeake-Camp Corporation, whose names are signed to eh foregoing writing, bearing date on the ____ day of February, 1941, have acknowledged the said before me in my County and State aforesaid.

        Given under my hand this ____ day of February, 1941.

                            COMMONWEALTH OF VIRGINIA
                 DEPARTMENT OF THE STATE CORPORATION COMMISSION


                       City of Richmond, October 30, 1944

               In re: Merger of

                             Camp Manufacturing Company

                             into

                             Chesapeake-Camp Corporation,

                             under the name of

                             CHESAPEAKE-CAMP CORPORATION

                             ---------------------------


        THIS DAY there was presented to the State Corporation Commission the original of an agreement of merger by and between Camp Manufacturing Company and Chesapeake-Camp Corporation, bearing date the third day of October, 1944, executed by the board of directors of each said corporations, respectively, under their respective corporate seals; together with the certificate of the president of Camp Manufacturing Company, under the corporate seal of the said corporation, attested by its Secretary, and the certificate of the president of Chesapeake-Camp Corporation, under the corporate seal of the said corporation, attested by its Secretary, which said certificates were acknowledged by the presidents of the said respective corporations signing the same, and by the secretaries of each of said corporations, before an officer authorized by the laws of this Commonwealth to take acknowledgments to deeds; the object of said agreement and certificates being to merge Camp Manufacturing Company into Chesapeake-Camp Corporation, under the name of CHESAPEAKE-CAMP CORPORATION.

        AND IT APPEARING that the corporations aforesaid are organized under the laws of the Commonwealth of Virginia for the purpose of carrying on the same or a similar business, and are authorized under the laws of this Commonwealth to merge and consolidate;
        AND IT FURTHER APPEARING from said papers that said agreement was submitted to the stockholders of each of said corporations separately, at meetings called and held as required by law, and that at each of said meetings the joint agreement was considered, and a vote by ballot, in person or by proxy, taken for the adoption or rejection of the same, and that a majority of all votes cast at each of said meetings was in favor of said agreement of merger;
        THE STATE CORPORATION COMMISSION doth certify that if has ascertained and doth now declare that Camp Manufacturing Company and Chesapeake-Camp Corporation have, by complying with the requirements of the laws of the Commonwealth of Virginia, entitled themselves to the merger applied for, under the corporate name of CHESAPEAKE-CAMP CORPORATION, with principal office at Isle of Wight County, near Franklin, Virginia, in accordance with the terms and provisions, and subject to all the conditions contained in said agreement of merger, bearing date the third day of October, 1944, aforesaid, to the same effect as if said agreement were now herein transcribed in full, and that the said merged corporation, CHESAPEAKE-CAMP CORPORATION, is hereby declared to have all the powers and privileges conferred, and to be subject to all the conditions and restrictions imposed by law upon corporations of this character; and said agreement of merger, together with said certificates, is, with this order, hereby ordered to be recorded.

                                            ----------------------------------

                                                        Chairman

Attest:

COMMONWEALTH OF VIRGINIA
        Office of the STATE CORPORATION COMMISSION.
               In the City of Richmond, the 30th day of October, 1944.

        The foregoing certificate of merger was this day received and duly admitted to recorded in this office and is hereby certified to the Clerk of the Circuit Court of Isle of Wight County according o law.

                                            STATE CORPORATION COMMISSION,


                                            By________________________________
                                                          Chairman

Attest:


----------------------------
  Clerk of the Commission.



VIRGINIA: In the Clerk's Office of the Circuit Court of Isle of Wight County, the ____ day of _________________, 1945.
        The foregoing certificate of merger and certificate of the State Corporation Commission thereon was received, duly admitted to record, duly spread, and is now certified to the Clerk of the State Corporation Commission.

                                    Teste:


                                    ---------------------------
                                     Clerk.

        THIS AGREEMENT, made and entered into this 3rd day of October, 1944, by and between CAMP MANUFACTURING COMPANY, a corporation duly chartered, organized and existing under the laws of the Commonwealth of Virginia, and the DIRECTORS thereof, parties of the first part, and CHESAPEAKE-CAMP CORPORATION, a corporation duly chartered, organized and existing under the laws of the Commonwealth of Virginia, and the DIRECTORS thereof, parties of the second part;
        WHEREAS the charter of Camp Manufacturing Company was granted by the Circuit Court of the County of Isle of Wight, Virginia, by order entered on the 2nd of November, 1887, and was subsequently amended by order entered by the said Court on the 31st day of October, 1902, and was subsequently amended by the State Corporation Commission of Virginia by orders entered on the 21st day of February, 1907, the 3rd day of February, 1914, and the 24th day of June, 1930, respectively; and
        WHEREAS the said Camp Manufacturing Company has heretofore issued One Million Nine Hundred Sixty Thousand Four Hundred Dollars ($1,960,400.00) of par value of preferred capital stock, represented by nineteen thousand six hundred four (19,604) shares, of the par value of One Hundred Dollars ($100.00) each, all of which said One Million Nine Hundred Sixty Thousand Four Hundred Dollars ($1,960,400.00) of par value of preferred capital stock has heretofore been acquired by the said corporation for retirement and redemption and is now owned and held by the said corporation as treasury stock; and
        WHEREAS the said Camp Manufacturing Company has heretofore issued Four Hundred Fifty-five Thousand Seven Hundred Eighty-five Dollars and Seventy-one Cents ($455,785.71) of par value of common capital stock, represented by forty-five hundred fifty-seven and six-sevenths (4557-6/7) shares, of the par value of One Hundred Dollars ($100.00) each, all of which said Four Hundred Fifty-five Thousand Seven Hundred Eighty-five Dollars and Seventy-one Cents ($455,785.71) of par value of common capital stock is now issued and outstanding; and


        WHEREAS the charter of Chesapeake-Camp Corporation was granted by the State Corporation Commission of Virginia by order entered on the 11th day of December, 1936, and was subsequently amended by the said Commission by orders entered on the 22nd day of September, 1939, and on the 7th day of February, 1941, respectively; and
        WHEREAS the said Chesapeake-Camp Corporation has heretofore issued One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) of par value of preferred capital stock, represented by twelve thousand five hundred (12,500) shares, of the par value of One Hundred Dollars ($100.00) each, all of which said One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) of par value of preferred capital stock in now issued and outstanding; and
        WHEREAS the said Chesapeake-Camp Corporation has heretofore issued One Million Dollars ($1,000,000.00) of par value of common capital stock, represented by one hundred thousand (100,000) shares, of the par value of Ten Dollars ($10.00) each, all of which said One Million Dollars ($1,000,000.00) of par value of common capital stock is now issued and outstanding; and
        WHEREAS the corporations aforesaid are organized for the purpose of carrying on the same or a similar business; and
        WHEREAS the respective Boards of Directors of the said corporations, in pursuance of the plan of reorganization of both of said corporations, deem it advisable, to he end that greater efficiency and economy of management may be accomplished, and otherwise and generally for the advantage and welfare of the said corporations and their several and respective stockholders, to merge the said Camp Manufacturing Company into the said Chesapeake- Camp Corporation, under and pursuant to the laws of the Commonwealth of Virginia, all as hereinafter provided;


        NOW, THEREFORE, THIS AGREEMENT WITNESSETH: That in consideration of the premises and of the mutual agreements, provisions, covenants, promises and granted herein contained, and in accordance with the Acts of the General Assembly of the Commonwealth of Virginia, it is hereby agreed by and between the parties hereto that the said Camp Manufacturing Corporation, which shall continue in existence under its present name, the said merger to become effective [illegible]

Corporation Commission of Virginia shall issue its certificate for such merger, al under the terms,conditions, provisions and restrictions and with the powers herein contained, and under the charter provisions of Chesapeake-Camp Corporation, amended to read as hereinafter set forth; and the parties hereto, by these presents, hereby prescribe the terms and conditions of the said merger and the mode of carrying the same into effect, which terms and conditions and mode of carrying the same into effect the said parties hereto do mutually and severally agree and covenant to observe, keep and perform; that is to say:

                               CHARTER PROVISIONS
               (a) NAME.


       The name of the merged corporation shall be CHESAPEAKE- CAMP CORPORATION.


               (b) PRINCIPAL OFFICE.
               The principal office of the merged corporation in this State is to be located in the County of Isle of Wight, near Franklin, Virginia.
               (c) PURPOSES.
               The purposes for which the merged corporation is formed are to manufacture, prepare, compound, fabricate, distribute, buy, sell and generally deal in paper, wood, pulp, kraft board, and all manner of wood, timber and paper products and articles made therefrom or in connection therewith; to obtain, purchase or otherwise acquire formulae, patents and secret processes for the manufacture, preparation and treatment of timber and wood products or other articles of any kind, and to operate under, sell, assign, grant licenses in respect of, or otherwise turn into the same to account; to enter into, carry out or otherwise turn to account contracts of every kind; to acquire, hold, mortgage, lease,convey, develop or otherwise use or dispose of real and personal property of every kind and description; and in general to carry on and conduct such operations and enterprises, and do any and all such things in connection therewith as may be permitted or authorized by the laws of the Commonwealth of Virginia, which may be incidental to the purposes of the corporation.

Corporation Commission of Virginia shall issue its certificate for such merger, al under the terms,conditions, provisions and restrictions and with the powers herein contained, and under the charter provisions of Chesapeake-Camp Corporation, amended to read as hereinafter set forth; and the parties hereto, by these presents, hereby prescribe the terms and conditions of the said merger and the mode of carrying the same into effect, which terms and conditions and mode of carrying the same into effect the said parties hereto do mutually and severally agree and covenant to observe, keep and perform; that is to say:
                               CHARTER PROVISIONS
               (a) NAME.
               The name of the merged corporation shall be CHESAPEAKE- CAMP CORPORATION.
               (b) PRINCIPAL OFFICE.
               The principal office of the merged corporation in this State is to be located in the County of Isle of Wight, near Franklin, Virginia.
               (c) PURPOSES.
               The purposes for which the merged corporation is formed are to manufacture, prepare, compound, fabricate, distribute, buy, sell and generally deal in paper, wood, pulp, kraft board, and all manner of wood, timber and paper products and articles made therefrom or in connection therewith; to obtain, purchase or otherwise acquire formulae, patents and secret processes for the manufacture, preparation and treatment of timber and wood products or other articles of any kind, and to operate under, sell, assign, grant licenses in respect of, or otherwise turn into the same to account; to enter into, carry out or otherwise turn to account contracts of every kind; to acquire, hold, mortgage, lease,convey, develop or otherwise use or dispose of real and personal property of every kind and description; and in general to carry on and conduct such operations and enterprises, and do any and all such things in connection therewith as may be permitted or authorized by the laws of the Commonwealth of Virginia, which may be incidental to the purposes of the corporation.

               (a) CAPITAL STOCK.
               The capital stock of the merged corporation is to be divided into two (2) classes: first, preferred stock, having a par value of One Hundred Dollars ($100.00) per share, to which the maximum amount is to be One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00); and second, common stock, having a par value of Five Dollars ($5.00) per share, of which the maximum amount is to be Four Million Seven Hundred Fifty Thousand Dollars ($4,750,000.00) and the minimum amount is to be Five Hundred Thousand Dollars ($500,000.00).
               The preferred stock shall have in all respects the same preferences, voting powers, restrictions and qualifications on by the preferred stock now authorized under the charter of Chesapeake- Camp Corporation, as amended. The preferred stock is to be so issued as to bear dividends at the rate of five (5) per centum per annum on the par value from the date of the original issue, payable quarterly on the last day of January, April, July and October of each calendar year, the [illegible] dividends to be cumulative and to be paid before any dividends shall be paid on the common stock, the self preferred stock, to the extent of its par value and accrued dividends, to have preference over the common stock in any distribution, voluntary or otherwise, of the corporate assets, in that action or otherwise; but except to the extent of its par value and accrued dividends, the preferred stock shall have no share in the earnings or other assets of the corporation, and the holders thereof shall not be entitled to any vote thereon, except in the event and to the extent that is hereinafter provided in [illegible] in the payment of dividends. The holders of such preferred stock shall, however, be entitled to the same notice of [illegible] of common stock, and shall have the right to [illegible] of all stockholders meeting out of the [illegible] stock and to entitled, but only in and when secured by the Board of Directors, to dividends at the rate of five (5) percent per annum, payable quarterly, when [illegible] provided. The payment [illegible] provided, at the rate of five (5) per centum per annum, of dividends on such preferred stock to be holders thereof, even though not earned by the corporation or not declared by its Board of Directors, and the liquidation of the said preferred stock at its par value and accrued dividends to the date of such liquidation, may be guaranteed by one or more other corporations or by such other person or persons as may be willing to make such guaranty; and in the event the corporation shall fail to declare and pay any quarterly dividend as hereinabove provided, and such dividend be paid or caused to be paid by any such guarantor or guarantors, such guarantor or guarantors so making any such payment shall be subrogated to the right of the holder of such preferred stock on which such payment is so made thereafter to receive such dividend as and when paid by the corporation, and when such dividend be thereafter declared by the corporation it shall be by it paid directly to such guarantor or guarantors, without further authorization from the holder of the said preferred stock; and likewise in the event, upon liquidation, the corporation shall fail to pay to the holder of any such preferred stock the par value thereof and accrued dividends thereon to the time of such payment, and such amount as may not be so paid by the corporation, or any part thereof, be paid or caused to be paid by any such guarantor or guarantors, such guarantor or guarantors so making any such payment shall be subrogated to the right of the holder of said preferred stock on which such payment is so made, but only after said holder shall have received the full par value of said stock and accrued dividends, to the extent that such payment, in whole or in part, is so made by such guarantor or guarantors, thereafter to receive such payments for or on account of the liquidation value of said stock as and when made by the corporation, and when any such payments be made by the corporation, after said holder shall have received the full par value of said stock and accrued dividends, they shall be made directly to such guarantor or guarantors, without further authorization from the holder of the said preferred stock. Any such guarantor shall have the right to purchase from the holder thereof any or all of the preferred stock on which the dividends and the liquidation of par value and accrued dividends are so guaranteed by such guarantor, at the price, [illegible line] portion of the said preferred stock, at the time of such purchase. Should any such guarantor at any time purchase less than the total amount of said preferred stock so guaranteed by it or him the shares so purchased shall be selected by lot. Should at any time there be default in the payment by the corporation and by any guarantor or guarantors thereof of eight (8) quarterly dividends on the said preferred stock, whether or not any of such quarterly dividends have been declared by the Board of Directors of the corporation, then and in such event, and during the continuance of such dfault, but no longer, the holder of preferred stock on which there shall be such default shall have the right to one vote per share, equally with the holders of the common stock, at all stockholders meetings.
               The said preferred stock shall be subject to redemption, in whole or in part, by the corporation on any dividend payment date, after not less than thirty (30) days' prior written notice to the holder or holders thereof, delivered in person or mailed to such holder or holders at his or their post office address as the same appears on the records of the corporation, at the price of One Hundred Three Dollars ($103.00) per share, together with accrued and unpaid dividends until the time of such redemption, whether such dividends shall previously have been declared by the Board of Directors of the corporation or not. If, after such notice and call for redemption the holder or holders of such referred stock as may be so called shall fail to present the said stock at the time and place designated by such notice for its redemption, then the holder or holders thereof shall not be entitled to further dividends thereon, unless the corporation shall fail to redeem the said stock at the price herein specified and at the place specified in said notice, at the time fixed for such redemption or thereafter, upon presentation of certificates for the said stock, properly assigned. All stock redeemed by the corporation under the provisions hereof shall be cancelled and shall not again be issued. In the event the payment of dividends on any such preferred stock and the payment of the par value thereof and accrued dividends upon liquidation be guaranteed, as hereinabove provided, by one or more corporations or persons, corporation shall redeem the same proportion of the said preferred stock so guaranteed by each guarantor as it redeems of the total amount of the said preferred stock then outstanding. The shares to be redeemed of the stock so guaranteed by any guarantor, as well as the shares to be redeemed for the stock not so guaranteed, shall be selected by lot. In order to make more readily distinguishable the certificates for stock which may be guaranteed, as hereinabove provided, by one corporation or person from that so guaranteed by another corporation or person the corporation may, insofar as may not be otherwise provided by law, print or lithograph the certificates for the said preferred stock to be guaranteed by one corporation or person on a different colored paper from the certificates for that guaranteed by any other corporation or person, or otherwise print,s tamp or impose thereon such distinguishing legends or endorsements as it may deem appropriate. The term "accrued dividends", wherever used herein with reference to the preferred stock of the corporation, shall be deemed to mean that amount which shall be equal to five (5) per centum per annum on the par value of the said stock from the date or dates of its original issue to the date of redemption, purchase or distribution, as the case may be, less the aggregate amount of all dividends which shall have been paid on the said preferred stock to such date. So long as any of the said preferred stock is issued and outstanding the corporation shall not, without the consent of the holders of at least sixty (60) per centum of the said preferred stock then outstanding: (a) execute any mortgage or deed of trust upon it real estate or tangible personal property or issue any debentures or other similar obligations; provided, however, that this restriction shall not apply to the deed of trust or first mortgage executed to secure an issue of bonds in aggregate principal amount of One Million Four Hundred Thousand Dollars ($1,400,000.00) constituting a part of the original financing of Chesapeake-Camp Corporation, nor to any deed of trust or mortgage which has heretofore been executed, or which may hereafter be desired to be executed for the purpose of or in connection with the refunding or refinancing of the indebtedness thereby secured, in whole or in part, nor shall this restriction apply to or prevent the purchase by the corporation of property subject to any lien or liens any property acquired by it subsequent to the date of the original issue of the said preferred stock, or the making of bank loans or other obligations in the usual course of business, or the creation of any other indebtedness payable within one year after the same has been incurred; or
(b) declare any dividends upon its common stock the payment whereof, at the time of such payment, will reduce the current assets of the corporation, as shown by its books, below two hundred (200) per centum of its current liabilities, as likewise shown.

               (e) DURATION.

               The period for the duration of the corporation is unlimited.

               (f) OFFICERS AND DIRECTORS.

               The number, names and places of residence of the officers and directors of the merged corporation, who shall hold their offices until their successors be chosen or appointed, either according to law or according to the by-laws of the corporation, are as follows:


                                    OFFICERS.

               Name             Office               Residence
               ----             ------               ---------
        J. L. Camp, Jr. President                  Franklin, Virginia
        Elis Olsson          Vice-president        West Point, Virginia
        Hugh D. Camp         Vice-president        Franklin, Virginia
        John M. Camp         Vice-president        Franklin, Virginia
        W. M. Camp           Vice-president        Franklin, Virginia
        Charles R. McMillen  Vice-president        New York, New York
        J. A. Wiliams        Vice-president        Franklin, Virginia
        Burton J. Ray        Secretary and
                               Treasurer           Franklin, Virginia
        E. T. FitzGerald     Assistant Secretary
                               and Assistant
                               Treasurer           Franklin, Virginia

                                   DIRECTORS.


               Name                                         Resident
               ----                                         --------
        J. L. Camp, Jr.                                   Franklin, Virginia
        Elis Olsson                                       West Point, Virginia
        Hugh D. Camp                                      Franklin, Virginia
        John M. Camp                                      Franklin, Virginia
        W. M. Camp                                        Franklin, Virginia
        Burton J. Ray                                     Franklin, Virginia
        J. A. Williams                                    Franklin, Virginia
        P. R. Camp                                        Franklin, Virginia
        A. L. Eggleston                                   Norfolk, Virginia
        Walter S. Robertson                               Richmond, Virginia

               (g) REAL ESTATE.

               The amount of real estate to which the holdings of the corporation are at any time to be limited is two million (2,000,000) acres.
               (h) ADDITIONAL POWERS.
               The corporation shall have power to subscribe to, purchase, own, hold, sell, endorse, guarantee, or become surety in respect to the stocks, debentures, contracts, bonds or other obligations or evidences of indebtedness, or securities, of other corporations, firms or individuals.
                     TERMS OF MERGER AND EXCHANGE OF STOCK.
                                   ARTICLE I.
               When this merger shall have been completed as herein provided and as required by law, without further act or deed, all and singular the rights, privileges and franchises of Camp Manufacturing Company, except as restricted by law, shall be transferred to and vested in Chesapeake-Camp Corporation as effectually as they were vested in Camp Manufacturing Company; all and singular the property (the word "property", whenever used in this agreement to be taken as meaning and including real, personal and mixed property, of every kind, character and description and wheresoever located, debts due or to become due, on whatever account, with the security therefor, of whatever form, as well as other choses and things in action, rights of way, easements and appurtenances, and all other assets and interests, of whatever kind, class, character or description) belonging to Camp Manufacturing Company shall be transferred to and vested in Chesapeake-Camp Corporation, without further act ordered, and as effectually as the same were vested in Camp Manufacturing Company, all of which said rights, privileges, franchises and property shall thenceforth belong to Chesapeake-Camp Corporation as effectually as they had previously belonged to Camp Manufacturing Company, and the title to real estate, either by deed or otherwise under the law, vested in Camp Manufacturing Company shall not be deemed to revert or be in any way impaired, but shall likewise be deemed and taken as, and be, transferred to and vested in Chesapeake-Camp Corporation as effectually as creditors of Camp Manufacturing Company and all liens, if any, upon its property shall be preserved unimpaired, and the said Camp Manufacturing Company shall be deemed to continue in existence only to the extent necessary to preserve the same,and all debts, liabilities and duties of Camp Manufacturing Company shall thenceforth attach to Chesapeake-Camp Corporation and shall be enforceable against it, to the same extent as if the said debts, liabilities and duties had been incurred or contracted by it.
               Camp Manufacturing Company hereby agrees that if at any time any further assurance of title by it to any right, privilege, franchise or property transferred to the merged corporation by operation of law is necessary, advisable and legal, it will, acting through its proper officers, execute such further assurances of title as may be proper and requisite and take all other action necessary, advisable and legal to carry out the details of this merger, and thereunto its officers, according to their respective powers and duties, are hereby duly authorized.
               All and singular rights, privileges, franchises and property of Chesapeake-Camp Corporation shall be deemed and taken as remaining, and shall remain, vested in and belonging to it as effectually as before the merger, and title to real estate, whether by deed or otherwise under the law, vested in Chesapeake-Camp Corporation shall not, by reason thereof, be deemed to revert or be in any way impaired, but shall likewise be deemed and taken as remaining, and shall remain, vested in it as effectually as before the merger, and all rights of creditors of Chesapeake-Camp Corporation and all liens, if any, on its property shall be preserved unimpaired, and all debts, liabilities and duties of Chesapeake-Camp Corporation shall remain attached to it and shall be enforceable against it, to the same extent as if the merger had not occurred.
                                   ARTICLE II.
               The capital stock of the said merged corporation proposed to be issued in connection with the merger shall be twelve thousand five hundred (12,500) shares of the said preferred stock of the aggregate par value [illegible line] dred twenty-two thousand three hundred thirty-one (622,331) shares of the said common stock, of the aggregate par value of Three Million One Hundred Eleven Thousand Six Hundred fifty-five Dollars ($3,111,655.00).
                                  ARTICLE III.
               (A) When the merger herein provided for become effective the rights of the respective stockholders of Chesapeake-Camp

Corporation and Camp Manufacturing Company, as they exist before the merger, shall be as follows:
               (1) The rights of the holders of the outstanding preferred capital stock of Chesapeake-Camp Corporation, as existing prior to the merger, shall be continued, with all of the existing preferences,voting powers, restrictions and qualifications, and it shall not be necessary, on account of the merger, to make any exchange of the outstanding certificates evidencing the same.
               (2) The one hundred thousand (100,000) shares of the common capital stock of Chesapeake-Camp Corporation, of the par value of Ten Dollars ($10.00) per share, being all of the said common capital stock outstanding, shall be surrendered by the holders thereof and cancelled, and the holders thereof shall receive in exchange therefor two hundred thousand (200,000) shars of the common capital stock of the merged corporation, of the par value of Five Dollars ($5.00) per share, which exchange shall be made by each of the said stockholders on the basis of two (2) shares of the common capital stock of the merged corporation of the pr value of Five Dollars ($5.00) per share, for each share of the common capital stock of Chesapeake-Camp Corporation standing in his or her of its name on the books of the latter corporation at the time of the merger.
               (3) The nineteen thousand six hundred four (19,604) shares of the preferred capital stock of Camp Manufacturing Company, constituting the entire issue of said stock, all of which has been previously acquired by the said corporation for redemption and retirement and is now held by it in its treasury for that purpose, shall be by its proper officers retired and cancel- [illegible line]

               (4) The forty-five hundred fifty-seven and six-sevenths (4557-6/7) shares of the common capital stock of Camp Manufacturing Company, of the par value of One Hundred Dollars ($100.00) per share, shall be surrendered by the holders thereof and cancelled, and the holders thereof shall receive in exchange therefor four hundred twenty-two thousand three hundred thirty-one (422,311) shares of the common capital stock of the merged corporation, of the par value of Five Dollars ($5.00) per share; such exchange to be made by each of the said stockholders on the basis of ninety-two and sixty-six one-hundredths (92-66/100) shares of the common capital stock of the merged corporation, of the par value of Five Dollars ($5.00) per share, for each share of the common capital stock of Camp Manufacturing Company standing in his or her or its name on the books of the latter corporation at the time of the merger.
               (B) When the merged herein provided for becomes effective the present outstanding common capital stock of both Chesapeake-Camp Corporation and Camp Manufacturing Company, as they exist before the merger, shall be called in by the merged corporation, as it will exist after the merger, in such manner as the Board of Directors of the merged corporation shall direct, and in exchange therefor shares of the common capital stock of the merged corporation shall be issued to the extent, of the kind, nature, description and amount, and according to the terms hereinabove provided, without cost to the present stockholders of the said Chesapeake-Camp Corporation and Camp Manufacturing Company, as they exist before the merger.
                                   ARTICLE IV.

               The by-laws of the said Chesapeake-Camp Corporation shall be and remain the by-laws of the merged corporation, until changed or amended as therein or by law provided.
                                   ARTICLE V.
               This agreement shall be submitted to the stockholders of each of the corporations, parties hereto, as provided by law, and shall take effect and be deemed and taken to be the agreement and act of merger of the said corporation upon the adoption thereof by the votes of the holders of a majority of all of the shares of the capital stock of each of the said corporations entitled to vote thereon, upon the approval of such merger by the State Corporation Commission of Virginia, and upon the doing of such other acts and things as shall be required by the laws of the Commonwealth of Virginia.
               IN WITNESS WHEREOF, the said Camp Manufacturing Company and the said Chesapeake-Camp Corporation have caused this agreement to be signed in their respective corporate names by their respective officers, thereunto duly authorized, and have caused their respective corporate seals to be hereunto affixed and duly attested, and the undersigned directors of each of the said corporations have signed and sealed those presents, all as of the day and year first above written.
                           CAMP MANUFACTURING COMPANY

                                    By_________________________________
                                                          President

                                    __________________________________(Seal)
                                    Director of Camp Manufacturing Company.


                                    __________________________________(Seal)
                                    Director of Camp Manufacturing Company.

                                    __________________________________(Seal)

                                    Director of Camp Manufacturing Company.

                                    __________________________________(Seal)
                                    Director of Camp Manufacturing Company.


                                    __________________________________(Seal)
                                    Director of Camp Manufacturing Company.

                                    __________________________________(Seal)
                                    Director of Camp Manufacturing Company.

                                    __________________________________(Seal)
                                    Director of Camp Manufacturing Company.
Attest:

                                    CHESAPEAKE-CAMP CORPORATION

                                    By_________________________________
                                                          President

                                    __________________________________(Seal)
                                    Director of Chesapeake-Camp Company.

                                    __________________________________(Seal)
                                    Director of Chesapeake-Camp Company.

                                    __________________________________(Seal)
                                    Director of Chesapeake-Camp Company.

                                    __________________________________(Seal)
                                    Director of Chesapeake-Camp Company.

                                    __________________________________(Seal)
                                    Director of Chesapeake-Camp Company.

                                    __________________________________(Seal)
                                    Director of Chesapeake-Camp Company.

                                    __________________________________(Seal)
                                    Director of Chesapeake-Camp Company.

                                    __________________________________(Seal)
                                    Director of Chesapeake-Camp Company.

                                    __________________________________(Seal)
                                    Director of Chesapeake-Camp Company.

                                    __________________________________(Seal)
                                    Director of Chesapeake-Camp Company.

Attest:
               -------------------------
                      Secretary

STATE OF VIRGINIA:
COUNTY OF ISLE OF WIGHT, to-wit:

              I,                    , a notary public in and for the County and
State aforesaid, do hereby certify that J. L. Camp, Jr. and Burton J. Ray, whose names are signed to the foregoing writing, bearing date on the 3rd day of October, 1944, as President and Secretary, respectively, of Camp Manufacturing Company, [illegible rest of paragraph]

               Given under my hand this     day of October, [illegible].

                                            My Commission Expires Dec. 15, 1947.

                                            ------------------------------
                                                   Notary Public

STATE OF VIRGINIA
COUNTY OF ISLE, to-wit:




        I,                         , a notary public in and for the County and
State, aforesaid, do hereby certify that J. L. Camp, Jr. and J. M. Camp, whose names are signed to the foregoing writing, bearing date on the 3rd day of October, 1944, as President and Secretary, respectively, of Chesapeake-Camp Corporation, and J. L. Camp, Jr., Hugh E. Camp, J. V. Camp, W. K. Camp, Burton
J. Ray, and P. Camp, whose names are signed to the said writing as director of the said corporation, have each acknowledged the said writing and their respective signatures before in County and State aforesaid; and I do further certify that, after being duly sworn, they have severally [illegible] that J. L. Camp, Jr., and J.M. Camp are the President and Secretary, respectively, of the said corporation, that J. L. Camp, Jr., Elis Olsson, [illegible] are all of the directors of the said corporation [illegible] next affixed to the said writing in the true corporate seal of the said corporation.

          Given under my hand this 3rd day of October, 1944.


                                            -----------------------------------
                                                          Notary Public

STATE OF VIRGINIA,
COUNTY OF KING WILLIAM, to-wit:

        I,                     , a notary public in and for the County and State
aforesaid, do hereby certify that Elis Olsson and W. _. Gouldson, whose names are signed to the foregoing writing bearing date on the 3rd day of October, 1944, as directors of Chesapeake-Camp Corporation, have each acknowledged the said writing and their respective signatures before me in my County and State aforesaid; and I now do further certify that [illegible] being duly sworn they have severally made or the before me that J. L. Camp, Jr. and J. M. Camp are President and Secretary, respectively, of the said corporation, that J. L. Camp, Jr., Elis Olsson, Hugh D. Camp, J. M. Camp, W. M. Camp, Burton J. Ray, P.E. Camp, A. L. Eggleston, Walter S. Robertson, and W. C. Goulden are all of the directors of the said corporation, and that the seal affixed to the said writing is the true corporate seal of the said corporation.

               Given under my hand this    day of October, 1944.
               My commission expires on

                                                  ------------------------------
                                                                 Notary Public

STATE OF VIRGINIA
CITY OF NORFOLK, to-wit:


        I, Annie L. Norris a notary public in and for the City and State aforesaid, do hereby certify that A. L. [illegible], whose name is signed to the foregoing writing bearing date the 3rd day of October, 1944, as director of Chesapeake-Camp Corporation, are acknowledged the said writing and his signature before me in my City and State aforesaid; and I do further certify that after being duly sworn, [illegible] before me that J. L. Camp, Jr., and J. M. Camp are President and Secretary, respectively, of the said corporation, that J. L. Camp, Jr., Elis Olsson, Hugh D. Camp, J. H.

Camp, W. M. Camp, Burton J. [illegible], the directors of the said corporation, and that the seal affixed to the said writing is the true corporate seal of the said corporation.


               Given under my hand this 7th day of October, 1944.

               My commission expires on March 7, 1947.


                                           -----------------------------------
                                                          Notary Public.

STATE OF VIRGINIA
CITY OF RICHMOND, to-wit:



        I,                    , a notary public in and for the City and State
aforesaid, do hereby certify that Walter S. Robertson, whose name is signed to the foregoing writing, bearing date on the 3rd day of october, 1944, as director of Chesapeake-Camp Corporation, has acknowledged the said writing and his signature before me in my City and State aforesaid; and I do further certify that, after being duly sworn, he has made oath before me that J. L. Camp, Jr. and J. M. Camp are President and Secretary, respectively, of the said corporation, that J. L. Camp, Jr., Elis Olsson, Hugh D. Camp, J. M. Camp, W. M. Camp, Burton J. Ray, P. R. Camp, W. L. Eggleston, Walter S. Robertson and W. C. Gouldman are all of the directors of the said corporation, and that the seal affixed to the said writing is the true corporate seal of the said corporation.


                      Given under my hand this 9th day of October, 1944. My commission expires on November 23, 1946.

                                                 ------------------------------
                                                                 Notary Public.

adoption or rejection of an agreement of merger entered into between Camp Manufacturing Company and the directors thereof and Chesapeake-Camp Corporation and the directors thereof, bearing date the 3rd day of October, 1944;

               That due notice of the time, place and general object of the said meeting was given in accordance with the requirements of law, and at said meeting,which was duly convened, there were represented in person or by proxy 4276-1/7 shares of the common stock of the corporation, out of a total of 4557-6/7 shares of such stock issued and outstanding, constituting more than a majority of the shares of the issued and outstanding stock of the corporation, (all of the preferred stock of the corporation having been previously acquired by it for redemption and retirement and being held by it in its treasury for that purpose), and the said agreement of merger was considered and a vote by ballot was taken for the option or rejection thereof, and 4276-1/7 shares of the stock represented at said meeting were voted in favor of the redemption of said agreement of merger, the same comprising more than a majority of all of the votes cast at said meeting; and

               That the said meeting further authorized and directed that the fact of the adoption of the said agreement of merger be duly certified to the State Corporation Commission of Virginia by the President of the corporation, under the seal of the corporation, attested b its secretary, and that this certificate, together with a like certificate of Chesapeake-Camp Corporation, and together with a duly executed copy of the said agreement of merger, be presented to the State Corporation Commission of Virginia as evidence of the compliance with the requirements of the laws of the State of Virginia, pursuant to which the said merger is to be effected.

               IN TESTIMONY WHEREOF, this certificate has, pursuant to authority from the stockholders as aforesaid, been executed by J. L. Camp, Jr., as President of Camp Manufacturing Company, under the corporate seal of the said corporation, duly attested by Burton J. Ray, its Secretary, this 24th day of October, 1944.

                                            CAMP MANUFACTURING COMPANY,

                                            By_________________________________
                                                                 President

Attest:
        -----------------------
               Secretary

STATE OF VIRGINIA;
COUNTY OF ISLE OF WIGHT, to-wit:

        I, M. D. Turner, a notary public in and for the County aforesaid, in the State of Virginia, do hereby certify that J. L. Camp, Jr., President, and Burton
J. [illegible], Secretary, respectively, of Camp Manufacturing Company, whose names as such are signed to the foregoing writing, bearing date the 24th day of October, 1944, have acknowledged the same before me in my County aforesaid, [illegible] further acknowledged that the corporate seal thereunto affixed in the common corporate seal of Camp Manufacturing Company.

                      Given under my hand this 24th day of October, 1944.

                                                 ------------------------------
                                                                 Notary Public
My commission expires on April 24, 1948.

               THIS IS TO CERTIFY that a special meeting of the stockholders of CAMP MANUFACTURING COMPANY, a Virginia corporation, was held at its principal office, located in the County of Isle of Wight, near Franklin, Virginia, on the 24th day of October, 1944, for the purpose of considering and voting upon the adoption or rejection of an agreement of merger entered into between Camp Manufacturing Company and the directors thereof and Chesapeake-Camp Corporation and the directors thereof, bearing date the 3rd day of October, 1944;

               That the notice of the time, place and general object of the said meeting was given in accordance with the requirements of law, and at said meeting, which was duly convened, there were represented in person or by proxy 4276-1/7 shares of the common stock of the corporation, out of a total of 4557-6/7 shares of such stock issued and outstanding, constituting more than a majority of the shares of the issued and outstanding stock of the corporation, (all of the preferred stock of the corporation having been previously acquired by it for redemption and retirement and being held by it in its treasury for that purpose), and the said agreement of merger was considered and a vote by ballot was taken for the adoption or rejection thereof, and 4276-1/7 shares of the stock represented at said meeting were voted in favor of the adoption of said agreement of merger, the same comprising more than a majority of all of the votes cast at said meeting; and

               That the said meeting further authorized and directed that the fact of the adoption of the said agreement of merger be only certified to the State Corporation Commission of Virginia by the President of the corporation, under the seal of the corporation, attested by its Secretary, and that this certificate, together with a like certificate of Chesapeake-Camp Corporation, and together with the duly executed copy of the [illegible] agreement of merger, be presented to the State Corporation Commission of Virginia as evidence of the compliance [illegible] the requirements of the Laws of the State of Virginia, pursuant to which the said merger is to be effected.

               IN TESTIMONY WHEREOF, this certificate has, pursuant to authority from the stockholders as aforesaid, been executed by J. L. Camp, Jr., as President of Camp Manufacturing Company, under the corporate seal of the said corporation, duly attested by Burton J. Ray, its Secretary, this 24th day of October, 1944.

                                            CAMP MANUFACTURING COMPANY,


                                              By _____________________________
                                                                 President

Attest:

        -------------------------------
                       Secretary

STATE OF VIRGINIA:
COUNTY OF ISLE OF WIGHT, to-wit:



               I, M. G. Turner, a notary public in and for the County aforesaid, in the State of Virginia, do hereby certify that J. L. Camp, Jr., President, and Burton J. Ray, Secretary, respectively, of Camp Manufacturing Company, whose names as such are signed to the foregoing writing, bearing date the 24th day of October, 1944, have acknowledged the same before me in the County aforesaid, and have further acknowledged that the corporate seal thereunto affixed is the common and corporate seal of Camp Manufacturing Company.

               THIS IS TO CERTIFY that a special meeting of the stockholders of CHESAPEAKE-CAMP CORPORATION, a Virginia corporation, was held at its principal office, located in the County of Isle of Wight, near Franklin, Virginia, on the 24th day of October, 1944, for the purpose of considering and voting upon the adoption or rejection of an agreement of merger entered into between Camp Manufacturing Company and the directors thereof and Chesapeake-Camp Corporation and the directors thereof, bearing date the 3rd day of October, 1944;

               That due notice of the time, place and general object of the said meeting was given in accordance with the requirements of law, and at said meeting, which was duly convened, there were represented in person or by proxy 88,920 shares of the common stock of the corporation, constituting more than a majority of the total number of shares of the stock of the corporation issued and outstanding, and the said agreement of merger was considered and a vote by ballot was taken for the adoption or rejection thereof, and 88,920 shares of the stock represented at said meeting were voted in favor of the adoption of the said agreement of merger, the same comprising more than a majority of all of the vote cast at said meeting; and

               That the said meeting further authorized and directed that the fact of the adoption of the said agreement of merger be duly certified to the State Corporation Commission of Virginia by the President of the corporation, under the seal of the corporation, attested by its Secretary, and that this certificate, together with a like certificate of Camp Manufacturing Company, and together with a duly executed copy of the said agreement of merger, be presented to the State Corporation Commission of Virginia as evidence of the compliance with the requirement of the laws of the State of Virginia, pursuant to which the said merger is to be effected.

               IN TESTIMONY WHEREOF, this certificate has, pursuant to authority from the stockholders as aforesaid, been executed by J. L. Camp, Jr., as President of Chesapeake-Camp Corporation, under the corporate seal of the said corporation, duly attested by J. M. Camp, its Secretary, this 24th day of October, 1944.


                                            CHESAPEAKE-CAMP CORPORATION


                                              By _____________________________
                                                                 President

Attest:

        -----------------------------
                      Secretary


STATE OF VIRGINIA:
COUNTY OF ISLE OF WIGHT, to-wit:

               I, M. G. Turner, a notary public in and for the County aforesaid, in the State of Virginia, do hereby certify that J. L. Camp, Jr., President, and
J. M. Camp, Secretary, respectively, of Chesapeake-Camp Corporation, whose names as such are signed to the foregoing writing, bearing date the 24th day of October, 1944, have acknowledged the same before me in my County aforesaid, and have further acknowledged that the corporate seal thereunto affixed is the common and corporate seal of Chesapeake-Camp Corporation.

               Given under my hand this 24th day of October, 1944.


                                                   ---------------------------
                                                            Notary Public


My commission expires on April 24, 1948.

               THIS IS TO CERTIFY that the duly [illegible] Board of Directors of CHESAPEAKE-CAMP CORPORATION, [illegible] principal office in the County of Isle of Wight, near the Town of Franklin, Virginia, on October 31, [illegible], at which meeting [illegible] was present, the following resolution was unanimously adopted:

                      "RESOLVED, that the principal office of this corporation
               be established [illegible] in the County of Isle of Wight, near the Town of Franklin, Virginia, [illegible] that the Secretary give public notice thereof in the Richmond Times-Dispatch, a newspaper published in the City of Richmond, Virginia, and file a memorandum thereof in the office of the Clerk of the State Corporation Commission of Virginia, as required by law."

               IN TESTIMONY WHEREOF, I have hereunto affixed my official signature and the seal of the said corporation, this 1st day of November, 1944.



                                    -----------------------------------------
                                    Secretary of Chesapeake-Camp Corporation


(Seal)

                            COMMONWEALTH OF VIRGINIA

                              ---------------------

                 DEPARTMENT OF THE STATE CORPORATION COMMISSION

                              ---------------------


                     City of Richmond 14th day of July, 1945


        The accompanying certificate for an amendment to the charter of the Chesapeake-Camp Corporation, (changing its name to Camp Manufacturing Company, Incorporated), and for a decrease of its actually issued and outstanding capital stock signed in accordance with law, by J. L. Camp, Jr., its President, under the seal of the corporation, attested by Burton J. Ray, its Secretary, and duly acknowledged by them, having been presented to the State Corporation Commission and the fee, if any, required by law having been paid, the State Corporation Commission having examined said certificate now declares that the Chesapeake-Camp Corporation has complied with the requirements of law, and is entitled to the amendment or alteration of its charter and to make such decrease. Therefore, it is ordered that the charter of Chesapeake-Camp Corporation, a corporation created by the State Corporation Commission, be and the same is amended and altered in the manner and for the purposes set forth in said certificate, and the corporation is authorized to decrease such actually issued and outstanding capital stock.

        The said certificate for amendment and for reduction of the actually issued and outstanding stock, with this order is hereby ordered to be admitted to record.

ATTEST:

                                                   -----------------------------
                                                                 Chairman.


---------------------------------
     Clerk of the Commission.


                              ---------------------

                           COMMONWEALTH OF VIRGINIA,

               OFFICE OF THE STATE CORPORATION COMMISSION.

              In the CITY OF RICHMOND, the 14th day of July, 1945.


        The foregoing amendment to the charter of Chesapeake-Camp Corporation and certificate of reduction of its actually issued and outstanding capital stock was this day received and duly admitted to record in this office and is hereby certified to the Clerk of the Circuit Court of Isle of Wight County according to law.

                                                STATE CORPORATION COMMISSION


                                                By ____________________________
                                                             Chairman.


                                    ATTEST: _________________________________
                                                  Clerk of the Commission.

VIRGINIA:

        In the Clerk's Office of the Circuit Court of Isle of Wight County the 11th day of October, 1945.

        The foregoing charter amendment and certificate of reduction of actually issued and outstanding capital stock, together with the certificate of the State Corporation Commission thereon, was received, duly admitted to record, duly spread and is now certified to the Clerk of the State Corporation Commission.

                                    Teste:

                                            ------------------------------------
                                                                 Clerk.

                          CERTIFICATE OF INCORPORATION

                                       of

                           CHESAPEAKE-CAMP CORPORATION

                           ---------------------------


               This is to certify that we do hereby associate ourselves to establish a corporation under and by virtue of the provisions of the Code of Virginia and the Acts amendatory thereof, for the purposes and under the corporate name hereinafter mentioned, and to that end we do by this, our certificate, set forth as follows:

               (a) NAME.

               The name of the corporation is to be Chesapeake-Camp Corporation.

               (b) PRINCIPAL OFFICE.

               The principal office of the corporation in this state is to be located in the Town of Franklin, Southampton County, Virginia.

               (c)  PURPOSES.

               The purposes for which the corporation is formed are to manufacture, prepare, compound, fabricate, buy, sell and generally deal in paper, wood, pulp, kraft board and all manner of wood, timber and paper products and articles made therefrom or in connection therewith; to obtain, purchase or otherwise acquire formulae, patients and secret processes for the manufacture, preparation and treatment of timber and wood products or other articles of any kind, and to operate under, sell, assign, grant licenses in respect of or otherwise turn the same to account; to [illegible] into, carry out or otherwise turn to account contracts of every kind; to acquire, hold, mortgage, lease, convey, develop or otherwise use or dispose of real and personal property of every kind and description; and in general to carry on and conduct such operations and enterprises, and do any and all such things in connection therewith as may be permitted or authorized by the laws of the State of Virginia, which may be incidental to the purposes of the corporation.

               (d)  CAPITAL STOCK.

               The capital stock of the corporation is to be divided into two classes: First, preferred stock, of which the maximum amount is to be One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00); and second, common stock, of which the maximum amount is to be One Million Dollars ($1,000,000.00); the said stock, of both kinds, to have a par value of One Hundred Dollars ($100.00) per share.

               The preferred stock is to be so issued us to bear dividends at the rate of five (5) per centum per annum on its par value from the date of its original issue, payable quarterly on the 1st days of January, April, July and October of each calendar year, the said dividends to be cumulative and to be paid before any dividends shall be paid on the common stock, the said preferred stock, to the extent of its par value and accrued dividends, to have preference over the common stock in any distribution, voluntary or otherwise, of the corporate assets, in liquidation or otherwise; but except to the extent of its par value and accrued dividends, the preferred stock shall have no share in the earnings or other assets of the corporation, and the holders thereof shall not be entitled to any vote thereon, except in the event and to the extent that is hereinafter provided in case default shall be made in the payment of dividends. The holders of such preferred stock until, however, be entitled to the same notice of stockholders' meetings as may be provided for the holders of common stock, and shall have the right to attend any and all stockholders' meetings. Out of the net profits or surplus of the corporation, as the same are determined by the Board of Directors, the holders of record of preferred stock shall be [illegible], but only as and when declared by the Board of Directors, to dividends at the rate of five per centum per annum, payable quarterly as hereinabove provided. The payment quarterly as hereinabove provided, at the rate of five per centum per annum, of dividends on such referred stock to the holders thereof, even though not earned by the corporation or not declared by its Board of Directors, and the liquidation of the said preferred stock of its par value and accrued dividends to the date of such liquidation, may be guaranteed by one or more other corporations or by such other person or persons as may be willing to make such guaranty; and in the event the corporation shall fail to declare and pay any quarterly dividend as hereinabove provided, and such dividend be paid or caused to be paid by any such guarantor or guarantors, such guarantor or guarantors so making any such payment shall be subrogated to the right of the holder of such preferred stock on which such payment is so made thereafter to receive such dividend as and then paid by the corporation, and when such dividend thereafter declared by the corporation it shall be by paid directly to such guarantor or guarantors, without further authorization from the holder of the said preferred stock; and likewise in the event, upon liquidation, the corporation shall fail to pay to the holder of any such preferred stock the par value thereof and accrued dividends thereon to the time of such payment, and such amount as may not be so paid by the corporation, or any part thereof, be paid or caused to be paid by any such guarantor or guarantors, such guarantor or guarantors so making any such payment shall be subrogated to the right of the holder of said preferred stock on which such payment is so made, but only after said holder shall have received the full par value of said stock and accrued dividends, to the extent that such payment, in whole or in part, is so made by such guarantor or guarantors, thereafter to receive such payments for or on account of the liquidation value of said stock as and when made by the corporation, and when any such payments be made by the corporation, after said holder shall have received the full par value of said stock and accrued dividends, they shall be made directly to such guarantor or guarantors, without further authorization from the holder of the said preferred stock. Any

[illegible] guarantor shall have the right to purchase from the holder thereof any of [illegible] preferred stock on which the dividends and the liquidation of par value [illegible] accrued dividends are so guaranteed by such guarantor, at the price, at the time and after the notice herein provided for the redemption by the corporation of the said preferred stock, at the time of such purchase. Should any such guarantor at any time purchase less than the total amount of said preferred stock so guaranteed by it or him the shares so purchased shall be selected by lot. Should at any time there be default in the payment by the corporation and by any guarantor or guarantors thereof of eight (8) quarterly dividends on the said preferred stock, whether or not any of such quarterly dividends have been declared by the Board of Directors of the corporation, then and in such event, and during the continuance of such default but no longer, the holder of preferred stock on which there shall be such default shall have the right to one vote per share, equally with the holders of the common stock, at all stockholders' meetings.

        The said preferred stock shall be subject to redemption, in whole or in part, by the corporation on any dividend payment date, after not less than thirty (30) days' prior written notice to the holder or holders thereof, delivered in person or mailed to such holder or holders at his or their post office address as the same appears on the records of the corporation, at the price of One Hundred Five Dollars ($105.00) per share if such stock be redeemed on or before January 1, 1942, and at the price of One Hundred Three Dollars ($103.00) per share if redeemed thereafter, and in each case together with accrued and unpaid dividends until the time of such redemption, whether such dividends shall previously have been declared by the Board of Directors of the corporation or not. If, after such notice and call for redemption, the holder or holders of such preferred stock as may be so called shall fail to present the said stock at the time and place designated by such notice for its redemption, then the holder or holders thereof shall not be entitled to further dividends thereon, unless the corporation shall fail to redeem the said stock at the price herein specified and at the place specified in such notice, at the time fixed for such redemption or thereafter, upon presentation of certificates for the said stock, properly assigned. All stock redeemed by the corporation under the provisions hereof shall be cancelled and shall not again be issued. In the event the payment of dividends on any such preferred stock and the payment of the par value thereof and accrued dividends upon liquidation be guaranteed, as hereinabove provided, by one or more corporations or persons, then and in the event of the partial redemption of the said preferred stock the corporation shall redeem the same proportion of the stock so guaranteeed by each guarantor as it redeems of the total amount of the said preferred stock then outstanding. The shares to be redeemed of the stock so guaranteed by any guarantor, as well as the share to be redeemed of the stock not so guaranteeed, shall be selected by lot. In order to make more readily distinguishable the certificates for stock which may be guaranteed, as hereinabove provided, by one corporation or person from that so guaranteed by another corporation or person the corporation may, insofar as may not be otherwise provided by law, print or lithograph the certificates for the said preferred stock to be guaranteed by one corporation or person on a different colored paper from the certificates for that guaranteed by any other corporation or person, or otherwise print, stamp or impose thereon such distinguishable legends or endorsements as it may deem appropriate. The term "accrued dividends", wherever used in this certificate with reference to the preferred stock of the corporation, shall be deemed to mean that amount which shall be equal to five per centum per annum on the par value of the said stock from the date or dates of its original issue to the date of redemption, purchase or distribution, as the case may be, less the aggregate amount of all dividends which shall have been paid on the said preferred stock to such date. So long as any of the said preferred stock is issued and outstanding the corporation shall not, without the consent of the holders of at least sixty (60) per centum of the said preferred stock then outstanding (a) execute any mortgage or deed of trust upon its real estate or tangible personal property or issue any debentures or other similar obligations; provided, however, that this restriction shall not apply to the deed of trust or first mortgage executed to secure an issue of bonds in aggregate principal amount of $1,400,000.00 constituting a part of the original financing of the corporation, nor to any deed of trust or mortgage which may hereafter be desired to be executed for the purpose of or in connection with the refunding or refinancing of the indebtedness thereby secured, in whole or in part, nor shall this restriction apply to or prevent the purchase by the corporation of property subject to any lien or liens thereon or the execution by the corporation of a deed of trust or mortgage on any property acquired by it subsequent to the date of the original issue of the said preferred stock, or the making of bank loans or other obligations in the usual course of business, or the creation of any other indebtedness payable within one year after the same has been incurred; or
(b) declare any dividends upon its common stock the payment whereof, at the time of such payment, will reduce the current assets of the corporation, as shown by its books, below two hundred (200) per centum of its current liabilities, as likewise shown.

               (e) DURATION.

               The period for the duration of the corporation is unlimited.

               (f) OFFICERS AND DIRECTORS.

               The names and residences of the officers and directors of the corporation who, unless sooner changed by the stockholders, are for the first year to manage the affairs of the corporation, are as follows:

                                    OFFICERS.


        Name                        Office                              Residence
        ----                        ------                              ---------
J. L. Camp, Jr.             President                              Franklin, Virginia

Elis Olsson                 Vice-president                         West Point, Virginia

H. W. Ellerson              Vice-president                         Richmond, Virginia

J. M. Camp                  Secretary and Treasurer                Franklin, Virginia



        Name                                                          Residence
        ----                                                          ---------
Elis Olsson                                                        West Point, Virginia

W. C. Gouldman                                                     West Point, Virginia

H. W. Ellerson                                                     Richmond, Virginia

Julian H. Hill                                                     Richmond, Virginia

J. L. Camp, Jr.                                                    Franklin, Virginia

P. R. Camp                                                         Franklin, Virginia

J. M. Camp                                                         Franklin, Virginia

H. D. Camp                                                         Roanoke Rapids,
                                                                     North Carolina


               (g)  REAL ESTATE.

               The amount of real estate to which the holdings of the corporation at any time are to be limited is one million (1,000,000) acres.

               (h)  ADDITIONAL POWERS.

               The corporation shall have power to subscribe to, purchase, own, hold, sell, endorse, guarantee or become surety in respect to the stocks, debentures, contracts, bonds or other obligations or evidences of indebtedness or securities of other corporations, firms or individuals.

               Given under our hands this 10th day of December, 1936.



                                                         [J. L. Camp, Jr.]
                                               ---------------------------------

                                                         [P. R. Camp]
                                               ---------------------------------


                                                         [J. M. Camp]
                                               ---------------------------------

STATE OF VIRGINIA:
COUNTY OF SOUTHAMPTON, to wit:

                I, [signature not legible], a notary public in and for the county of [not legible], in the State of Virginia, do hereby certify that J. L. Camp, Jr., P. R. Camp and J. M. Camp, whose names are signed to the foregoing writing, bearing date the 10th day of December, 1936, have acknowledged the same before me in my county and state aforesaid.

               Given under my hand this 10th day of December, 1936.



                                                     [signature not legible]

My commission expires on January 20, 1939.


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